FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207567-02

April 25, 2016

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$839,968,889

(Approximate Initial Mortgage Pool Balance)

$726,573,000

(Approximate Offered Certificate Balance)

CFCRE 2016-C4

CCRE Commercial Mortgage Securities, L.P.

Depositor

Cantor Commercial Real Estate Lending, L.P.

Benefit Street Partners CRE Finance LLC

Société Générale

Sponsors and Mortgage Loan Sellers

Cantor Fitzgerald & Co.		Société Générale

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	Citigroup	Goldman, Sachs & Co.
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The Offered Certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more Classes of Certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these Certificates, a contract of sale will come into being no sooner than the date on which the relevant Class has been priced and we have verified the allocation of Certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C4 Mortgage Trust

Capitalized terms used but not defined in this term sheet have the meanings assigned to them in the preliminary prospectus expected to be dated on or about April 26, 2016, relating to the Offered Certificates (the “Preliminary Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners and Co-Lead Managers:	Cantor Fitzgerald & Co. and SG Americas Securities, LLC
Co-Managers:	CastleOak Securities, L.P., Citigroup Global Markets Inc. and Goldman, Sachs & Co.
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (73.0%), Benefit Street Partners CRE Finance LLC (“BSP”) (16.0%) and Société Générale (“SG”) (11.0%)
Rating Agencies:	Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc. and Moody’s Investors Service, Inc.
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Rialto Capital Advisors, LLC
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Trustee:	U.S. Bank National Association
Certificate Administrator:	U.S. Bank National Association
Initial Directing Certificateholder:	RREF III Debt AIV, LP or another affiliate of Rialto Capital Advisors, LLC
Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in June 2016.
Distribution Date:	4th business day following the Determination Date in each month, commencing in June 2016.
Cut-off Date:	The Due Date in May 2016 for each mortgage loan (or, in the case of any mortgage loan that has its first Due Date in June 2016, the date that would have been its Due Date in May 2016 if a monthly debt service payment were scheduled to be due in that month).
Settlement Date:	On or about May 18, 2016.
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	May 2058
Minimum Denominations:	$10,000 (or $100,000 with respect to each Class of Class X Certificates) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Mortgage Loan Seller

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C4 Mortgage Trust

TRANSACTION HIGHLIGHTS

Distribution of Collateral by Mortgage Loan Seller

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
Cantor Commercial Real Estate Lending, L.P.	31	120	$612,780,180	73.0%
Benefit Street Partners CRE Finance LLC	13	14	$134,418,209	16.0%
Société Générale	6	20	$92,770,500	11.0%
Total:	50	154	$839,968,889	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$839,968,889
Number of Mortgage Loans:	50
Number of Mortgaged Properties:	154
Average Mortgage Loan Cut-off Date Balance:	$16,799,378
Average Mortgaged Property Cut-off Date Balance:	$5,454,343
Weighted Average Mortgage Rate:	4.9073%
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):	118
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):	114
Weighted Average Mortgage Loan Seasoning (months):	4
% of Mortgaged Properties Leased to a Single Tenant(1):	22.5%
Credit Statistics(2):
Weighted Average Mortgage Loan U/W NCF DSCR:	1.66x
Weighted Average Mortgage Loan Cut-off Date LTV(3):	65.8%
Weighted Average Mortgage Loan Maturity Date or ARD LTV(3):	58.0%
Weighted Average U/W NOI Debt Yield:	10.6%
Amortization Overview:
% Mortgage Loans with Amortization through Maturity or ARD:	41.2%
% Mortgage Loans with Interest Only through Maturity or ARD:	30.2%
% Mortgage Loans with Interest Only followed by Amortization through Maturity or ARD:	28.7%
Weighted Average Remaining Amortization Term (months)(4):	343
Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	75.8%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(5):	66.8%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	64.8%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	63.7%
% Mortgage Loans with Upfront Engineering Reserves:	39.8%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	44.6%
% Mortgage Loans with In Place Hard Lockboxes:	59.9%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.10x:	67.7%
% Mortgage Loans with Defeasance Only after a Lockout Period and Prior to an Open Period:	71.8%
% Mortgage Loans with Prepayment Only with a Yield Maintenance Charge after a Lockout Period and Prior to an Open Period:	28.2%

(1)	Includes 39 properties, representing 13.6% of the initial pool balance by allocated loan amount, that are collateral for mortgage loans secured by multiple properties. With respect to the OZRE Leased Fee Portfolio Loan, tenancy statistics are based on the improvements, which are not collateral for the OZRE Leased Fee Portfolio Loan.

(2)	With respect to the OZRE Leased Fee Portfolio Loan, Hyatt Regency St. Louis at The Arch Loan, 215 West 34th Street & 218 West 35th Street Loan, AG Life Time Fitness Portfolio Loan, Renaissance Cincinnati Loan, One Commerce Plaza Loan, AvidXchange Loan, Madbury Commons Loan, GFH Brennan Industrial Portfolio Loan, NMS Los Angeles Multifamily Portfolio Loan, 3 Executive Campus Loan and Home Depot – Elk Grove Village Loan, LTV, DSCR, Debt Yield calculations include the related pari passu companion loan(s).

(3)	With respect to three mortgage loans, representing 3.6% of the initial pool balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as complete” or “hypothetical as is” value. With respect to two mortgage loans, representing 11.3% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as portfolio” value. With respect to two mortgage loans, representing 5.8% of the initial outstanding principal balance, the Cut-off Date LTV has been calculated net of a related earnout or holdback reserve. With respect to one mortgage loan, representing 1.8% of the initial outstanding principal balance, the Maturity Date or ARD LTV has been calculated based on the “as stabilized” value. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.

(4)	Excludes mortgage loans which are interest only for the full loan term.

(5)	Includes FF&E Reserves.

(6)	Represents the percent of the allocated initial outstanding principal balance of retail, office, industrial and mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C4 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1(6)	AAAsf/AAA(sf)/Aaa(sf)	$32,507,000	30.000%(7)	2.50	1 - 56	46.1%	15.1%
Class A-2(6)	AAAsf/AAA(sf)/Aaa(sf)	$24,787,000	30.000%(7)	4.84	56 - 60	46.1%	15.1%
Class A-SB(6)	AAAsf/AAA(sf)/Aaa(sf)	$46,464,000	30.000%(7)	7.22	60 - 112	46.1%	15.1%
Class A-3(6)	AAAsf/AAA(sf)/Aaa(sf)	$200,000,000	30.000%(7)	9.49	112 -116	46.1%	15.1%
Class A-4(6)	AAAsf/AAA(sf)/Aaa(sf)	$230,220,000	30.000%(7)	9.68	116 - 117	46.1%	15.1%
Class A-HR(6)	AAAsf/AAA(sf)/Aaa(sf)	$54,000,000	30.000%(7)	7.94	7 - 102	46.1%	15.1%
Class X-A(8)	AAAsf/AAA(sf)/NR	$596,975,000(9)	N/A	N/A	N/A	N/A	N/A
Class X-HR(8)	AAAsf/AAA(sf)/NR	$54,000,000(9)	N/A	N/A	N/A	N/A	N/A
Class X-B(8)	AA-sf/AAA(sf)/ NR	$37,799,000(9)	N/A	N/A	N/A	N/A	N/A
Class X-C(8)	A-sf/AAA(sf)/ NR	$37,799,000(9)	N/A	N/A	N/A	N/A	N/A
Class A-M	AAAsf/AAA(sf)/Aa3(sf)	$62,997,000	22.500%	9.81	117 - 118	51.0%	13.7%
Class B	AA-sf/AA(sf)/NR	$37,799,000	18.000%	9.87	118 - 119	54.0%	12.9%
Class C	A-sf/A(sf)/NR	$37,799,000	13.500%	9.89	119 -119	56.9%	12.3%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-D(8)	BBB-sf/BBB-(sf)/NR	$45,148,000(9)	N/A	N/A	N/A	N/A	N/A
Class X-E(8)	BB-sf/BB(sf)/NR	$20,999,000(9)	N/A	N/A	N/A	N/A	N/A
Class X-F(8)	B-sf/B+(sf)/NR	$9,450,000(9)	N/A	N/A	N/A	N/A	N/A
Class X-G(8)	NR/NR/NR	$37,798,889(9)	N/A	N/A	N/A	N/A	N/A
Class D	BBB-sf/BBB-(sf)/NR	$45,148,000	8.125%	9.98	119 - 120	60.5%	11.5%
Class E	BB-sf/BB(sf)/NR	$20,999,000	5.625%	9.98	120 - 120	62.1%	11.2%
Class F	B-sf/B+(sf)/NR	$9,450,000	4.500%	9.98	120 - 120	62.8%	11.1%
Class G	NR/NR/NR	$37,798,889	0.000%	9.98	120 - 120	65.8%	10.6%
Class V(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(1)	The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-HR, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates (the “Principal Balance Certificates”) will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.

(2)	Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amounts of the Class X-A, Class X-HR, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates may vary depending upon the final pricing of the Classes of Certificates whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-HR, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F or Class X-G Certificates, as applicable, would be equal to zero, such Class of Certificates will not be issued on the settlement date of this securitization.

(3)	The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each Class of Certificates with a Certificate Balance is based on (i) modeling assumptions described in the Preliminary Prospectus, (ii) assumptions that there are no prepayments, delinquencies or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates.

(4)	“Certificate Principal to Value Ratio” for any Principal Balance Certificate is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool rounded to one decimal place (of 65.8%), multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related Class of Certificates and all other Classes, if any, that are senior to such Class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-HR Certificates are calculated in the aggregate for those Classes as if they were a single Class.

(5)	“Underwritten NOI Debt Yield” for any Class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool rounded to one decimal place (of 10.6%), multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of all Certificates and the denominator of which is the total initial Certificate Balance of the related Class of Certificates and all other Classes, if any, that are senior to such Class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-HR Certificates are calculated in the aggregate for those Classes as if they were a single Class.

(6)	For purposes of making distributions to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-HR Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups: loan group 1 and loan group 2. Loan group 1 will consist of 49 mortgage loans, representing approximately 93.6% of the initial pool balance as of the cut-off date. Loan group 2 will consist of the mortgage loan secured by the mortgaged property identified on Annex A-1 to the Preliminary Prospectus as Hyatt Regency St. Louis at The Arch, representing approximately 6.4% of the initial pool balance as of the cut-off date. Distributions on the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-HR Certificates are described in “Structure Overview—Principal Payments” and “Structure Overview—Interest Payments” in this Free Writing Prospectus

(7)	The initial subordination levels for the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-HR Certificates are represented in the aggregate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C4 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(8)	As further described in the Preliminary Prospectus, the pass-through rate applicable to each of Class X-A, Class X-HR, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates (the “Class X Certificates”) for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii) the pass-through rate of the related Class of Principal Balance Certificates as set forth below (or the weighted average pass-through rate of those Classes of Principal Balance Certificates, if more than one, based on their Certificate Balances) as set forth below.

Class X Certificates	Related Class of Certificates
Class X-A	Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-M
Class X-HR	Class A-HR
Class X-B	Class B
Class X-C	Class C
Class X-D	Class D
Class X-E	Class E
Class X-F	Class F
Class X-G	Class G

(9)	None of the Class X Certificates will have a Certificate Balance. None of the Class X Certificates will be entitled to distributions of principal. The interest accrual amounts on each Class of Class X Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the related Class of Principal Balance Certificates (or the sum of the Certificate Balances of those Classes of Principal Balance Certificates) as set forth above.

(10)	The Class V Certificates will not have a Certificate Balance, notional amount, pass-through rate, assumed final distribution date or rating. The Class V Certificates represent undivided interests in excess interest accruing on an anticipated repayment date loan, as further described in the Preliminary Prospectus. The Class V Certificates will not be entitled to distributions in respect of principal or interest other than excess interest. The Class R Certificates will not have a Certificate Balance, notional amount, pass-through rate, assumed final distribution date or rating. The Class R Certificates represent the residual interests in each Trust REMIC, as further described in the Preliminary Prospectus. The Class R Certificates will not be entitled to distributions of principal or interest.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C4 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:

In general: (i) payments in respect of principal attributable to the mortgage loans in loan group 1 (and, after Certificate Balance of the Class A-HR Certificates has been reduced to zero, the remaining funds allocable to principal attributable to the mortgage loan in loan group 2) will be distributed first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex D to the Preliminary Prospectus, then, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB, in that order, until the Certificate Balance of each such Class is reduced to zero; (ii) payments in respect of principal attributable to the mortgage loan in loan group 2 (and, after the Certificate Balances of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates have been reduced to zero, the remaining funds attributable to the mortgage loans in loan group 1) will be distributed to the Class A-HR Certificates; (iii) after the Certificate Balances of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-HR Certificates have been reduced to zero, payments in respect of principal (regardless of loan group) will be distributed to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the Certificate Balance of the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-HR Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

Each Class of Class X Certificates will not be entitled to receive distributions of principal; however, (i) the notional amounts of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to one or more of each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-M Certificates; (ii) the notional amount of the Class X-HR Certificates will be reduced by the amount of principal distributions and realized losses allocated to the Class A-HR Certificates; (iii) the notional amount of the Class X-B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class B Certificates; (iv) the notional amount of the Class X-C Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class C Certificates; (v) the notional amount of the Class X-D Certificates will be reduced by the principal distributions and realized losses allocated to the Class D Certificates; (vi) the notional amount of the Class X-E Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class E Certificates; (vii) the notional amount of the Class X-F Certificates will be reduced by the principal distributions and realized losses allocated to the Class F Certificates; and (viii) the notional amount of the Class X-G Certificates will be reduced by the principal distributions and realized losses allocated to the Class G Certificates.

Interest Payments:	On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-HR, Class X-A, Class X-HR, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates, concurrently as follows: (i) to the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates, from the portion of the funds available for distribution attributable to the mortgage loans in loan group 1 for such Distribution Date, up to an amount equal to, and pro rata in accordance with, the interest entitlements for such Classes; (ii) to the Class A-HR Certificates, from the portion of the funds available for distribution attributable to the mortgage loan in loan group 2 for such Distribution Date, up to an amount equal to the interest entitlements for such Class; and (iii) to the Class X-A, Class X-HR, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates, from the portion of the funds available for distribution attributable to all of the mortgage loans for such Distribution Date, without regard to loan groups, up to an amount equal to, and pro rata in accordance with, the interest entitlements for such Classes; provided that if available funds are insufficient to pay in full the total amount of interest to be paid to any of the Classes described in this clause first, then the available funds will be allocated among all such Classes up to an amount equal to, and pro rata in accordance with, the interest entitlements for those Classes, without regard to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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loan groups; and then, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-HR, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such Distribution Date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii) or (iv) the rate specified in clause (ii), less a specified rate.

As further described in the Preliminary Prospectus, the pass-through rate applicable to each Class of the Class X Certificates for each Distribution Date will generally be equal to the excess of the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over the pass-through rate of the related Class of Principal Balance Certificates (or the weighted average pass-through rate of those Classes of Principal Balance Certificates, if more than one, based on their Certificate Balances).

Prepayment Interest Shortfalls:	Prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing Certificate Classes.
Loss Allocation:	Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class A-M Certificates, and then to Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-HR Certificates on a pro rata basis based on the Certificate Balance of each such Class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to the Certificates that are components of the notional amount of such Class X Certificates.
Prepayment Premiums:

A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected on the mortgage loans will be allocated to each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-HR, Class A-M, Class B, Class C and Class D Certificates (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-HR, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate - Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Preliminary Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Whole Loans:

The portfolio of Mortgaged Properties identified on Annex A–1 to the Preliminary Prospectus as OZRE Leased Fee Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $70,000,000, evidenced by the non-controlling Note A-1, Note A-4 and Note A-5 (the “OZRE Leased Fee Portfolio Loan”), representing approximately 8.3% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis five companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $105,750,000, evidenced by the controlling Note A-2, Note A-3, Note A-6, Note A-7 and Note A-8 (each an “OZRE Leased Fee Portfolio Companion Loan”), each of which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate), and which may be sold or further divided at any time (subject to compliance with the terms of the related co-lender agreement). The OZRE Leased Fee Portfolio Loan and the OZRE Leased Fee Portfolio Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “OZRE Leased Fee Portfolio Whole Loan.”

The OZRE Leased Fee Portfolio Whole Loan will initially be serviced pursuant to the PSA for this transaction and the related co-lender agreement. Upon securitization of the OZRE Leased Fee Portfolio Note A-2 Companion Loan (the “OZRE Leased Fee Portfolio Loan Note A-2 Securitization Date”), the servicing of the OZRE Leased Fee Portfolio Whole Loan will transfer to the pooling and servicing agreement for that securitization. For additional information regarding the OZRE Leased Fee Portfolio Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—OZRE Leased Fee Portfolio” in the Preliminary Prospectus. In addition, prior to the OZRE Leased Fee Portfolio Note A-2 Securitization Date, Rialto Capital Advisors, LLC, if necessary, will be the special servicer for the OZRE Leased Fee Portfolio Whole Loan. After the OZRE Leased Fee Portfolio Note A-2 Securitization Date, the special servicer under the pooling and servicing related to such securitization will be the special servicer.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Hyatt Regency St. Louis at The Arch secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $54,000,000, evidenced by Note A-2 (the “Hyatt Regency St. Louis at The Arch Loan”), representing approximately 6.4% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis one companion loan evidenced by the controlling Note A-1, in the outstanding principal balance of $55,000,000 (the “Hyatt Regency St. Louis at The Arch Note A-1 Companion Loan”), which is included in the COMM Commercial Mortgage Trust 2016-CCRE28 mortgage trust. The Hyatt Regency St. Louis at The Arch Loan and the Hyatt Regency St. Louis at The Arch Note A-1 Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Hyatt Regency St. Louis at The Arch Whole Loan.”

The Hyatt Regency St. Louis at The Arch Whole Loan will be serviced pursuant to the COMM 2016-CCRE28 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the Hyatt Regency St. Louis at The Arch Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Hyatt Regency St. Louis at The Arch” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as 215 West 34th Street & 218 West 35th Street secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $45,000,000, evidenced by controlling Note A-1 (the “215 West 34th Street & 218 West 35th Street Loan”), representing approximately 5.4% of the Initial Pool Balance, and also secures on a pari passu basis two companion loans evidenced by (1) Note A-2, in the outstanding principal balance of $45,000,000 (the “215 West 34th Street & 218 West 35th Street Note A-2 Companion Loan”), which is included in the Citi Commercial Mortgage Trust 2016-GC36 mortgage trust and (2) Note A-3, in the outstanding principal balance of $40,000,000 (the “215 West 34th Street & 218 West 35th Street Note A-3 Companion Loan” and, together with the 215 West 34th Street & 218 West 35th Street Note A-2 Companion Loan, the “215 West 34th Street & 218 West 35th Street Companion Loans”), which is included in the CFCRE Commercial Mortgage Trust 2016-C3 mortgage trust. The 215 West 34th Street & 218 West 35th Street Loan and the 215 West 34th Street & 218 West 35th Street Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “215 West 34th Street & 218 West 35th Street Whole Loan.”

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The 215 West 34th Street & 218 West 35th Street Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the 215 West 34th Street & 218 West 35th Street Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—215 West 34th Street & 218 West 35th Street Whole Loan” in the Preliminary Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Preliminary Prospectus as AG Life Time Fitness Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $45,000,000, evidenced by the Note A-3 and Note A-4-1 (the “AG Life Time Fitness Portfolio Loan”), representing approximately 5.4% of the Initial Pool Balance, and also secures on a pari passu basis three companion loans evidenced by (1) controlling Note A-1, in the outstanding principal balance of $60,000,000 (the “AG Life Time Fitness Portfolio Note A-1 Companion Loan”), which is included in the COMM Commercial Mortgage Trust 2016-CCRE28, (2) Note A-2, in the outstanding principal balance of $40,000,000 (the “AG Life Time Fitness Portfolio Note A-2 Companion Loan”), which is included in the CFCRE Commercial Mortgage Trust 2016-C3 and (3) Note A-4-2, in the outstanding principal balance of $29,300,000 (the “AG Life Time Fitness Portfolio Note A-4 Companion Loan” and together with the AG Life Time Fitness Portfolio Note A-1 and AG Life Time Fitness Portfolio Note A-2, the “AG Life Time Fitness Companion Loans”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate). The AG Life Time Fitness Portfolio Loan and the AG Life Time Fitness Portfolio Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “AG Life Time Fitness Portfolio Whole Loan.”

The AG Life Time Fitness Portfolio Whole Loan will be serviced pursuant to the COMM 2016-CCRE28 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the AG Life Time Fitness Portfolio Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—AG Life Time Fitness Portfolio” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Renaissance Cincinnati secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $34,035,002, evidenced by controlling Note A-1 (the “Renaissance Cincinnati Loan”), representing approximately 4.1% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis a companion loan evidenced by Note A-2, in the outstanding principal balance of $22,690,001 (the “Renaissance Cincinnati Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate) and may be sold or further divided at any time (subject to compliance with the terms of the related co-lender agreement). The Renaissance Cincinnati Loan and the Renaissance Cincinnati Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Renaissance Cincinnati Whole Loan.”

The Renaissance Cincinnati Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the Renaissance Cincinnati Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Renaissance Cincinnati” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as One Commerce Plaza secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $32,854,864, evidenced by Note A-2 (the “One Commerce Plaza Loan”), representing approximately 3.9% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis a companion loan evidenced by the controlling Note A-1, in the outstanding principal balance of $39,824,078 (the “One Commerce Plaza Companion Loan”), which is included in the CFCRE Commercial Mortgage Trust 2016-C3. The One Commerce Plaza Loan and the One Commerce Plaza Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “One Commerce Plaza Whole Loan.”

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The One Commerce Plaza Whole Loan will be serviced pursuant to the CFCRE 2016-C3 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the One Commerce Plaza Whole Loan, see “Description of the Mortgage Pool—The Whole Loans— One Commerce Plaza” in the Preliminary Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Preliminary Prospectus as AvidXchange secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $31,200,000, evidenced by controlling Note A-1 (the “AvidXchange Loan”), representing approximately 3.7% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis a companion loan evidenced by Note A-2, in the outstanding principal balance of $20,800,000 (the “AvidXchange Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate) and may be sold or further divided at any time (subject to compliance with the terms of the related co-lender agreement). The AvidXchange Loan and the AvidXchange Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “AvidXchange Whole Loan.”

The AvidXchange Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the AvidXchange Whole Loan, see “Description of the Mortgage Pool—The Whole Loans— AvidXchange” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Madbury Commons secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $29,000,000, evidenced by controlling Note A-1 (the “Madbury Commons Loan”), representing approximately 3.5% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis a companion loan evidenced by Note A-2, in the outstanding principal balance of $20,000,000 (the “Madbury Commons Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate) and may be sold or further divided at any time (subject to compliance with the terms of the related co-lender agreement). The Madbury Commons Loan and the Madbury Commons Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Madbury Commons Whole Loan.”

The Madbury Commons Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the Madbury Commons Whole Loan, see “Description of the Mortgage Pool—The Whole Loans— Madbury Commons” in the Preliminary Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Preliminary Prospectus as GFH Brennan Industrial Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $28,512,500, evidenced by Note A-2 (the “GFH Brennan Industrial Portfolio Loan”), representing approximately 3.4% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis a companion loan evidenced by the controlling Note A-1, in the outstanding principal balance of $40,000,000 (the “GFH Brennan Industrial Portfolio Companion Loan”), which is included in the CGCMT Commercial Mortgage Trust 2016-P3. The GFH Brennan Industrial Portfolio Loan and the GFH Brennan Industrial Portfolio Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “GFH Brennan Industrial Portfolio Whole Loan.”

The GFH Brennan Industrial Portfolio Whole Loan will be serviced pursuant to the CGCMT 2016-P3 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the GFH Brennan Industrial Portfolio Whole Loan, see “Description of the Mortgage Pool—The Whole Loans— GFH Brennan Industrial Portfolio” in the Preliminary Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Preliminary Prospectus as NMS Los Angeles Multifamily Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $25,000,000, evidenced by Note A-3 (the “NMS Los Angeles Multifamily Portfolio Loan”), representing approximately 3.0% of the Initial Pool Balance, and also secures on a pari passu basis two companion loans evidenced by (1)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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the controlling Note A-1, in the outstanding principal balance of $65,000,000 (the “NMS Los Angeles Multifamily Portfolio Note A-1 Companion Loan”), which is included in the COMM Commercial Mortgage Trust 2015-CCRE27, and (2) Note A-2, in the outstanding principal balance of $30,000,000 (the “NMS Los Angeles Multifamily Portfolio Note A-2 Companion Loan”, and together with the NMS Los Angeles Multifamily Portfolio Note A-1 Companion Loan, the “NMS Los Angeles Multifamily Portfolio Companion Loans”), which is included in the CFCRE Commercial Mortgage Trust 2016-C3. The NMS Los Angeles Multifamily Portfolio Loan and related companion loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “NMS Los Angeles Multifamily Portfolio Whole Loan.”

The NMS Los Angeles Multifamily Portfolio Whole Loan will be serviced pursuant to the COMM 2015-CCRE27 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the NMS Los Angeles Multifamily Portfolio Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—NMS Los Angeles Multifamily Portfolio” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as 3 Executive Campus secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $16,650,000, evidenced by controlling Note A-1 (the “3 Executive Campus Loan”), representing approximately 2.0% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis a companion loan evidenced by Note A-2, in the outstanding principal balance of $11,100,000 (the “3 Executive Campus Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate) and may be sold or further divided at any time (subject to compliance with the terms of the related co-lender agreement). The 3 Executive Campus Loan and the 3 Executive Campus Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “3 Executive Campus Whole Loan.”

The 3 Executive Campus Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the 3 Executive Campus Whole Loan, see “Description of the Mortgage Pool—The Whole Loans— 3 Executive Campus” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Home Depot - Elk Grove Village secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $10,945,000, evidenced by controlling Note A-1 (the “Home Depot - Elk Grove Village Loan”), representing approximately 1.3% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis a companion loan evidenced by Note A-2, in the outstanding principal balance of $8,955,000 (the “Home Depot - Elk Grove Village Companion Loan”), which is included in the CGCMT Commercial Mortgage Trust 2016-P3. The Home Depot - Elk Grove Village Loan and the Home Depot - Elk Grove Village Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Home Depot - Elk Grove Village Whole Loan.”

The Home Depot - Elk Grove Village Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the Home Depot - Elk Grove Village Whole Loan, see “Description of the Mortgage Pool—The Whole Loans— Home Depot - Elk Grove Village” in the Preliminary Prospectus.

Control Rights and Directing Holder:

Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than the OZRE Leased Fee Portfolio Loan, Hyatt Regency St. Louis at The Arch Loan, AG Life Time Fitness Portfolio Loan, One Commerce Plaza Loan, NMS Los Angeles Multifamily Portfolio Loan, and GFH Brennan Industrial Portfolio Loan (the “Non-Serviced Whole Loans”). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to each Mortgage Loan (other than the Non-Serviced Whole Loans). Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer propose to take with respect to such Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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It is expected that Rialto Capital Advisors, LLC will be the initial Directing Holder with respect to each Mortgage Loan (other than the Non-Serviced Whole Loans).

For a description of the directing holder for the Non-Serviced Whole Loans, see “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—The Directing Certificateholder” in the Preliminary Prospectus.

Control Eligible Certificates:	Class F and Class G Certificates.
Controlling Class:

The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, at least equal to 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to be an Appraised-Out Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Master Servicer will recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Control Termination Event:

Will occur when (i) the Class F Certificates have a Certificate Balance (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of such Class) of less than 25% of the initial Certificate Balance of that Class or (ii) a holder of the Class F Certificates is the majority Controlling Class Certificateholder and has irrevocably waived its right, in writing, to exercise any of the rights of the Controlling Class Certificateholder and such rights have not been reinstated to a successor Controlling Class Certificateholder.

Upon the occurrence and the continuance of a Control Termination Event, the Directing Holder will no longer have any Control Rights and the Special Servicer will be required to consult with the Directing Holder and the Operating Advisor in connection with asset status reports and material special servicing actions (other than with respect to the Non-Serviced Whole Loans).

Consultation Termination Event:

Will occur when (i) there is no Class of Control Eligible Certificates that has a then-outstanding Certificate Balance at least equal to 25% of the initial Certificate Balance of that Class, in each case, without regard to the application of any Appraisal Reduction Amounts; or (ii) a holder of the Class F Certificates is the majority Controlling Class Certificateholder and has irrevocably waived its right, in writing, to exercise any of the rights of the Controlling Class Certificateholder and such rights have not been reinstated to a successor Controlling Class Certificateholder.

Upon the occurrence and continuance of a Consultation Termination Event the Directing Holder will have no rights under the pooling and servicing agreement for this securitization (the “PSA”) other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Non-Serviced Whole Loans) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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(other than the Non-Serviced Whole Loans) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the Non-Serviced Whole Loans.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Non-Serviced Whole Loans, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote (which fees and expenses will not be additional trust fund expenses) and (iii) delivery by such holders to the Certificate Administrator and the Trustee of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to post notice on the Certificate Administrator’s website and concurrently by mail to all Certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard, which such vote must occur within 180 days of the posting of such notice. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer (other than with respect to the Non-Serviced Whole Loans).

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer or the Asset Representations Reviewer, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all Classes of Certificates entitled to principal, on an aggregate basis.

In addition, other than with respect to the Non-Serviced Whole Loans, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties as required under the PSA or is otherwise not acting in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Non-Serviced Whole Loans) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the Non-Serviced Whole Loans.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the PSA will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the PSA will be capped in the aggregate at $1,000,000 for each Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Special Servicer Compensation:

The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the PSA (including in the form of commissions, brokerage fees or rebates) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Whole Loan and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan (or Serviced Whole Loan, if applicable), the management or disposition of any REO Property, or the performance of any other special servicing duties under the PSA, other than as expressly permitted in the PSA and other than commercially reasonable treasury management fees, banking fees, customary title agent fees and insurance commissions and fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any Mortgage Loan, Serviced Whole Loan or REO Property. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:

With respect to the Mortgage Loans (other than with respect to the Non-Serviced Whole Loans) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Non-Serviced Whole Loans.

Asset Representations Reviewer:

The Asset Representations Reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of Certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the Mortgage Loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding principal balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period.

The Asset Representations Reviewer may be terminated and replaced without cause. Upon (i) the written direction of Certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the Asset Representations Reviewer with a proposed successor Asset Representations Reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the Certificate administrator of the reasonable fees and expenses to be incurred by the Certificate administrator in connection with administering such vote, the Certificate administrator will promptly provide notice to all Certificateholders and the Asset Representations Reviewer of such request by posting such notice on its internet website, and by mailing such notice to all Certificateholders and the Asset Representations Reviewer. Upon the written direction of Certificateholders evidencing at least 75% of a Certificateholder Quorum, the trustee will terminate all of the rights and obligations of the Asset Representations Reviewer under the PSA by written notice to the Asset

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Representations Reviewer, and the proposed successor Asset Representations Reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution Provisions:

The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the PSA to the extent those provisions are triggered with respect to any Mortgage Loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the initial requesting Certificateholder (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the initial requesting Certificateholder, if any, or any other Certificateholder or Certificate Owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request but the initial requesting Certificateholder, if any, or any other Certificateholder or Certificate Owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting Certificateholder, if any, or such other Certificateholder or Certificate Owner may deliver a written notice to the special servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a Repurchase Request, (i) that the related material defect has been cured, (ii) the related Mortgage Loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related Mortgage Loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related Mortgage Loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the PSA. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Liquidated Loan Waterfall:

On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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CFCRE 2016-C4 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per Room/Bed/ NRA(1)	Cut-off Date LTV Ratio(1)	U/W NCF DSCR(1)	U/W NOI Debt Yield(1)
OZRE Leased Fee Portfolio	CCRE	Various, Various	Other	$70,000,000	8.3%	45	70.2%	1.74x	7.6%
Hyatt Regency St. Louis at The Arch	CCRE	St. Louis, MO	Hospitality	$54,000,000	6.4%	119,780	70.4%	1.80x	12.9%
215 West 34th Street & 218 West 35th Street	CCRE	New York, NY	Mixed Use	$45,000,000	5.4%	433	54.2%	1.88x	8.1%
AG Life Time Fitness Portfolio	CCRE	Various, Various	Retail	$45,000,000	5.4%	139	57.1%	1.99x	10.7%
Renaissance Cincinnati	CCRE	Cincinnati, OH	Hospitality	$34,035,002	4.1%	175,619	59.3%	1.73x	14.1%
One Commerce Plaza	CCRE	Albany, NY	Office	$32,854,864	3.9%	98	73.0%	1.30x	9.9%
GMR Portfolio	CCRE	Various, Various	Office	$32,097,400	3.8%	199	57.4%	1.57x	11.2%
AvidXchange	CCRE	Charlotte, NC	Mixed Use	$31,200,000	3.7%	217	61.2%	1.59x	11.2%
Madbury Commons	CCRE	Durham, NH	Multifamily	$29,000,000	3.5%	93,333	68.6%	1.31x	8.5%
GFH Brennan Industrial Portfolio	SG	Various, Various	Various	$28,512,500	3.4%	47	75.0%	1.37x	9.8%
Top 10 Total/Weighted Average				$401,699,766	47.8%		64.8%	1.67x	10.2%
Non-Top 10 Total/Weighted Average(2)				$438,269,123	52.2%		66.8%	1.65x	10.9%

(1)	With respect to OZRE Leased Fee Portfolio Loan, Hyatt Regency St. Louis at The Arch Loan, 215 West 34th Street & 218 West 35th Street Loan, AG Life Time Fitness Portfolio Loan, Renaissance Cincinnati Loan, One Commerce Plaza Loan, AvidXchange Loan, Madbury Commons Loan and GFH Brennan Industrial Portfolio Loan, the Cut-off Date LTV, U/W NCF DSCR, U/W NOI Debt Yield and Cut-off Date Balance per Room/Unit/Bed/NRA calculations include the related pari passu companion loan(s).

(2)	Excludes the ten largest mortgage loans.

Distribution of Cut-off Date Balances(1)

			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut-off Date Balances						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
$2,536,143	-	$9,999,999	23	$132,490,216	15.8%	5.2429%	107	1.51x	67.3%	57.5%
$10,000,000	-	$19,999,999	11	$164,630,372	19.6%	4.7508%	117	2.00x	63.4%	52.6%
$20,000,000	-	$29,999,999	8	$198,661,035	23.7%	5.0609%	116	1.36x	70.8%	62.5%
$30,000,000	-	$39,999,999	4	$130,187,266	15.5%	5.2443%	118	1.55x	62.7%	52.7%
$40,000,000	-	$70,000,000	4	$214,000,000	25.5%	4.4722%	113	1.84x	64.1%	61.6%
Total/Weighted Average			50	$839,968,889	100.0%	4.9073%	114	1.66x	65.8%	58.0%

Distribution of Mortgage Rates(1)

			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
4.1100%	-	4.7499%	12	$308,118,756	36.7%	4.4348%	114	1.93x	63.2%	57.4%
4.7500%	-	5.2499%	21	$344,251,214	41.0%	5.0227%	117	1.54x	67.0%	59.3%
5.2500%	-	5.8600%	17	$187,598,919	22.3%	5.4714%	110	1.45x	68.1%	56.6%
Total/Weighted Average			50	$839,968,889	100.0%	4.9073%	114	1.66x	65.8%	58.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Property Type Distribution(1)(4)

	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance		Weighted Averages
Property Type				Number of Unit/Rooms/ Beds/NRA/Pads	Cut-off Date Balance per Units/Rooms/ Beds/NRA/Pads	Mortgage Rate	Stated Remaining Term (Mos.) (2)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
Office	22	$194,280,159	23.1%	2,491,942	$151	4.8965%	118	96.4%	1.88x	61.2%	51.3%
Suburban	7	$73,699,420	8.8%	1,282,995	$83	4.7197%	118	94.1%	2.35x	55.7%	50.0%
Medical	12	$57,975,875	6.9%	243,319	$277	5.1076%	117	100.0%	1.47x	63.2%	54.8%
CBD	2	$47,604,864	5.7%	861,628	$105	5.0474%	117	94.3%	1.39x	66.3%	48.7%
Data Center	1	$15,000,000	1.8%	104,000	$144	4.4700%	119	100.0%	2.76x	63.8%	51.9%
Retail	23	$154,393,859	18.4%	2,145,322	$176	4.9168%	117	97.3%	1.60x	67.2%	61.2%
Anchored	6	$70,128,690	8.3%	680,636	$144	4.8307%	116	94.9%	1.41x	70.6%	62.0%
Single Tenant	14	$56,266,026	6.7%	1,362,757	$146	5.0243%	116	100.0%	1.86x	59.6%	57.4%
Shadow Anchored	1	$22,613,000	2.7%	64,150	$353	4.8500%	120	98.1%	1.56x	75.0%	69.0%
Unanchored	2	$5,386,143	0.6%	37,779	$154	5.1942%	118	96.2%	1.45x	69.3%	57.5%
Hospitality	7	$139,575,245	16.6%	1,935	$123,972	5.0375%	112	72.0%	1.74x	66.8%	54.9%
Full Service	3	$109,375,245	13.0%	1,450	$132,973	5.0424%	110	69.6%	1.70x	67.2%	55.5%
Select Service	1	$18,000,000	2.1%	155	$116,129	5.0210%	120	83.4%	1.77x	69.8%	57.4%
Limited Service	1	$7,000,000	0.8%	88	$79,545	4.6600%	120	74.2%	2.35x	56.5%	45.9%
Extended Stay	2	$5,200,000	0.6%	242	$21,597	5.5000%	120	78.9%	1.69x	61.9%	44.6%
Mixed Use	6	$106,186,806	12.6%	695,363	$306	4.8684%	113	97.7%	1.65x	60.6%	54.4%
Retail/Office	4	$52,186,806	6.2%	364,506	$198	5.2746%	119	95.5%	1.49x	64.5%	52.3%
Retail/Leased Fee Hospitality	1	$45,000,000	5.4%	300,287	$433	4.2210%	116	100.0%	1.88x	54.2%	54.2%
Retail/Multifamily	1	$9,000,000	1.1%	30,570	$294	5.7500%	59	99.3%	1.47x	69.8%	67.1%
Multifamily	16	$99,374,824	11.8%	2,243	$136,160	5.0840%	111	95.3%	1.37x	69.5%	62.8%
Garden	10	$48,653,166	5.8%	1,424	$71,523	5.2148%	106	92.2%	1.44x	70.0%	62.4%
Student Housing	3	$34,679,991	4.1%	642	$86,113	4.9681%	116	98.8%	1.31x	69.2%	60.6%
Mid Rise	3	$16,041,667	1.9%	177	$440,394	4.9380%	112	97.2%	1.31x	68.8%	68.8%
Other	59	$70,580,217	8.4%	3,940,372	$51	4.3107%	117	91.5%	1.74x	70.2%	70.1%
Leased Fee	58	$70,000,000	8.3%	3,926,180	$51	4.3000%	117	91.5%	1.74x	70.2%	70.2%
Parking	1	$580,217	0.1%	14,192	$41	5.6000%	119	NAP	1.32x	68.3%	57.3%
Industrial	16	$40,320,456	4.8%	1,620,417	$51	5.1423%	118	98.4%	1.39x	74.1%	65.5%
Warehouse/Distribution	4	$13,837,745	1.6%	482,972	$47	5.2499%	117	100.0%	1.32x	74.8%	64.5%
Flex	5	$13,233,060	1.6%	410,900	$55	5.1222%	118	95.0%	1.48x	72.3%	62.8%
Manufacturing	3	$6,819,903	0.8%	268,495	$64	5.0500%	118	100.0%	1.37x	75.0%	69.2%
Warehouse/Manufacturing	3	$4,619,431	0.5%	375,926	$30	5.0500%	118	100.0%	1.37x	75.0%	69.2%
Warehouse	1	$1,810,317	0.2%	82,124	$53	5.0500%	118	100.0%	1.37x	75.0%	69.2%
Manufactured Housing Community	4	$29,182,324	3.5%	830	$46,064	4.8504%	113	88.5%	1.33x	70.9%	58.5%
Self Storage	1	$6,075,000	0.7%	104,650	$58	5.4510%	60	93.6%	1.51x	61.5%	59.0%
Total/Weighted Average	154	$839,968,889	100.0%			4.9073%	114	91.9%	1.66x	65.8%	58.0%

Geographic Distribution(1)(4)

	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
State/Location				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
California	15	$92,661,642	11.0%	5.0120%	116	1.40x	66.5%	59.2%
Northern(5)	7	$54,961,642	6.5%	5.1091%	117	1.33x	67.3%	57.5%
Southern(5)	8	$37,700,000	4.5%	4.8704%	115	1.51x	65.3%	61.6%
New York	2	$77,854,864	9.3%	4.6905%	116	1.64x	62.1%	57.1%
New York City	1	$45,000,000	5.4%	4.2210%	116	1.88x	54.2%	54.2%
Remaining New York State	1	$32,854,864	3.9%	5.3335%	116	1.30x	73.0%	61.0%
Virginia	40	$75,521,066	9.0%	4.5517%	116	1.61x	70.9%	66.9%
Ohio	6	$59,177,166	7.0%	5.1417%	117	1.69x	62.9%	53.2%
Missouri	2	$57,424,405	6.8%	4.5664%	103	1.81x	69.6%	60.0%
Illinois	8	$45,722,154	5.4%	4.7652%	117	1.96x	67.8%	61.8%
Texas	7	$44,766,457	5.3%	4.9986%	118	1.51x	59.6%	43.4%
New Jersey	13	$43,751,141	5.2%	4.8820%	118	1.70x	68.3%	61.3%
Wisconsin	6	$40,963,784	4.9%	5.0540%	117	1.31x	73.5%	58.8%
North Carolina	3	$31,777,525	3.8%	5.0796%	120	1.59x	61.4%	48.8%
New Hampshire	1	$29,000,000	3.5%	4.9290%	116	1.31x	68.6%	60.7%
Arizona	2	$27,259,542	3.2%	4.4955%	117	3.03x	49.5%	46.2%
Hawaii	1	$22,613,000	2.7%	4.8500%	120	1.56x	75.0%	69.0%
Pennsylvania	13	$22,356,376	2.7%	4.4932%	115	1.55x	71.4%	65.5%
Nevada	2	$22,074,105	2.6%	5.0725%	119	1.72x	68.0%	55.2%
Michigan	4	$21,815,175	2.6%	4.7568%	117	2.42x	51.2%	49.9%
Utah	1	$21,340,243	2.5%	5.8600%	118	1.41x	71.9%	55.5%
Georgia	5	$18,404,860	2.2%	5.1715%	98	1.55x	64.5%	59.8%
Florida	2	$16,240,439	1.9%	5.3561%	92	1.45x	61.5%	57.2%
Tennessee	6	$12,968,117	1.5%	5.3323%	119	1.62x	59.2%	49.7%
Minnesota	4	$11,521,382	1.4%	4.9942%	117	1.61x	68.2%	64.6%
New Mexico	1	$9,343,164	1.1%	5.3460%	117	1.30x	74.7%	62.3%
Virgin Islands	1	$9,000,000	1.1%	5.7500%	59	1.47x	69.8%	67.1%
Oklahoma	1	$6,625,000	0.8%	4.8455%	114	1.89x	64.3%	64.3%
Massachusetts	1	$6,516,929	0.8%	4.9040%	115	1.99x	57.1%	57.1%
Alabama	1	$3,846,799	0.5%	4.9040%	115	1.99x	57.1%	57.1%
Indiana	4	$3,683,060	0.4%	5.0500%	118	1.37x	75.0%	69.2%
Mississippi	1	$2,959,283	0.4%	5.2200%	119	1.57x	57.4%	53.1%
Washington	1	$2,781,210	0.3%	5.2145%	114	1.31x	74.2%	61.8%
Total/Weighted Average	154	$839,968,889	100.0%	4.9073%	114	1.66x	65.8%	58.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

18

CFCRE 2016-C4 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)

			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut-off Date LTV Ratios						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
39.8%	-	54.9%	4	$95,450,000	11.4%	4.2942%	117	2.35x	49.4%	44.7%
55.0%	-	59.9%	4	$118,132,402	14.1%	5.0950%	117	1.82x	57.8%	52.8%
60.0%	-	64.9%	11	$92,647,964	11.0%	5.0400%	115	1.76x	62.3%	51.2%
65.0%	-	69.9%	11	$175,757,081	20.9%	5.1001%	111	1.41x	68.4%	60.4%
70.0%	-	79.0%	20	$357,981,442	42.6%	4.8798%	114	1.51x	72.6%	63.9%
Total/Weighted Average			50	$839,968,889	100.0%	4.9073%	114	1.66x	65.8%	58.0%

Distribution of Maturity Date or ARD LTV Ratios(1)

			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
Range of LTV Ratios at Maturity or ARD						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
21.3%	-	49.9%	10	$141,738,255	16.9%	4.8717%	118	2.07x	54.8%	43.7%
50.0%	-	54.9%	7	$123,870,586	14.7%	4.7406%	117	1.78x	59.9%	53.6%
55.0%	-	59.9%	11	$175,081,877	20.8%	5.1644%	115	1.60x	65.8%	57.2%
60.0%	-	64.9%	14	$213,095,775	25.4%	4.9689%	111	1.47x	71.2%	61.0%
65.0%	-	72.1%	8	$186,182,396	22.2%	4.7328%	114	1.54x	72.1%	69.2%
Total/Weighted Average			50	$839,968,889	100.0%	4.9073%	114	1.66x	65.8%	58.0%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
1.29x	-	1.39x	19	$277,151,809	33.0%	5.0809%	114	1.32x	71.0%	61.2%
1.40x	-	1.44x	5	$55,074,785	6.6%	5.4013%	117	1.42x	71.5%	59.3%
1.45x	-	1.54x	6	$37,311,602	4.4%	5.4042%	94	1.50x	67.2%	59.2%
1.55x	-	1.99x	16	$412,730,693	49.1%	4.7491%	116	1.74x	63.8%	57.3%
2.00x	-	2.49x	1	$7,000,000	0.8%	4.6600%	120	2.35x	56.5%	45.9%
2.50x	-	3.65x	3	$50,700,000	6.0%	4.3775%	117	3.11x	48.8%	45.2%
Total/Weighted Average			50	$839,968,889	100.0%	4.9073%	114	1.66x	65.8%	58.0%

Original Terms to Maturity or ARD(1)(2)

			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
Original Terms to Maturity or ARD						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
60			3	$22,045,439	2.6%	5.6003%	58	1.42x	66.6%	63.4%
120			47	$817,923,450	97.4%	4.8886%	116	1.67x	65.8%	57.9%
Total/Weighted Average			50	$839,968,889	100.0%	4.9073%	114	1.66x	65.8%	58.0%

Distribution of Remaining Terms to Maturity or ARD(1)(2)

			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
Range of Remaining Terms to Maturity or ARD						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
56	-	117	31	$543,939,561	64.8%	4.7907%	112	1.70x	65.3%	59.3%
118	-	120	19	$296,029,328	35.2%	5.1215%	119	1.59x	66.8%	55.6%
Total/Weighted Average			50	$839,968,889	100.0%	4.9073%	114	1.66x	65.8%	58.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

19

CFCRE 2016-C4 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)

			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
Range of Underwritten NOI Debt Yields						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
6.7%	-	8.9%	7	$225,668,756	26.9%	4.5222%	115	1.57x	66.6%	63.4%
9.0%	-	9.9%	17	$196,228,053	23.4%	5.2015%	115	1.33x	71.9%	61.1%
10.0%	-	12.4%	15	$208,967,687	24.9%	5.1224%	114	1.66x	63.9%	57.2%
12.5%	-	16.3%	11	$209,104,393	24.9%	4.8318%	114	2.06x	61.3%	50.0%
Total/Weighted Average			50	$839,968,889	100.0%	4.9073%	114	1.66x	65.8%	58.0%

Amortization Types(1)

			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
Amortization Type						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
Amortizing Balloon			29	$345,675,989	41.2%	5.2008%	116	1.48x	67.7%	54.4%
Interest Only			9	$253,270,000	30.2%	4.5021%	116	2.04x	60.5%	59.8%
Interest Only, then Amortizing			11	$218,409,900	26.0%	4.9185%	109	1.52x	68.1%	60.6%
Interest Only, then Amortizing, ARD			1	$22,613,000	2.7%	4.8500%	120	1.56x	75.0%	69.0%
Total/Weighted Average			50	$839,968,889	100.0%	4.9073%	114	1.66x	65.8%	58.0%

Footnotes:

(1)	With respect to the OZRE Leased Fee Portfolio Loan, Hyatt Regency St. Louis at The Arch Loan, 215 West 34th Street & 218 West 35th Street Loan, AG Life Time Fitness Portfolio Loan, Renaissance Cincinnati Loan, One Commerce Plaza Loan, AvidXchange Loan, Madbury Commons Loan, GFH Brennan Industrial Portfolio Loan, NMS Los Angeles Multifamily Portfolio Loan, 3 Executive Campus Loan and Home Depot – Elk Grove Village Loan, LTV, DSCR, Debt Yield and Cut-off Balance per Units/Rooms/Beds/ NRA/Pads calculations include the related pari passu companion loan(s).

(2)	In the case of one mortgage loan, representing 2.7% of the initial pool balance, which has an anticipated repayment date, the Original Term to Maturity or ARD and Maturity Date or ARD LTV Ratios are through the related anticipated repayment date.

(3)	With respect to three mortgage loans, representing 3.6% of the initial pool balance, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV Ratio have been calculated based on the “as complete” or “hypothetical as is” value. With respect to two mortgage loans, representing 11.3% of the initial outstanding principal balance, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV Ratio have been calculated based on the “as portfolio” value. With respect to two mortgage loans, representing 5.8% of the initial outstanding principal balance, the Cut-off Date LTV Ratio has been calculated net of a related earnout or holdback reserve. With respect to one loan, representing 1.8% of the initial outstanding principal balance, the Maturity Date or ARD LTV Ratio has been calculated based on the “as stabilized” value. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.

(4)	Reflects allocated loan amount for properties securing multi-property mortgage loans.

(5)	For purposes of determining whether a mortgaged property is in Northern California or Southern California, Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below.

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Hyatt Regency St. Louis at The Arch	CCRE	St. Louis, MO	Hospitality	$54,000,000	6.4%	COMM 2012-MVP
One Commerce Plaza	CCRE	Albany, NY	Office	32,854,864	3.9%	CSMC 2007-C5
GMR Portfolio	CCRE	Various, Various	Office	32,097,400	3.8%	COMM 2012-LC4(2)
NMS Los Angeles Multifamily Portfolio	CCRE	Various, CA	Multifamily	25,000,000	3.0%	Various(3)
Broadstone Plaza II	BSP	Folsom, CA	Retail	24,000,000	2.9%	GECMC 2006-C1
Marketplace at Kapolei	SG	Kapolei, HI	Retail	22,613,000	2.7%	JPMCC 2007-LDPX
GSP MHP Portfolio II	CCRE	Various, Various	Manufactured Housing Community	21,723,756	2.6%	WBCMT 2005-C21
Hilton Garden Inn Las Vegas	SG	Las Vegas, NV	Hospitality	18,000,000	2.1%	GCCFC 2006-GG7
Binz Building	CCRE	Houston, TX	Office	14,750,000	1.8%	JPMCC 2006-CB14
Home Depot - Elk Grove Village	SG	Elk Grove, IL	Retail	10,945,000	1.3%	LBUBS 2005-C7
Colinas Del Bosque North	BSP	Fort Worth, TX	Manufactured Housing Community	7,458,568	0.9%	WBCMT 2006-C27
Hampton Inn Palm Desert	SG	Palm Desert, CA	Hospitality	7,000,000	0.8%	GCCFC 2006-GG7
Hurley Way	CCRE	Sacramento, CA	Office	4,490,107	0.5%	CD 2006-CD3
Stein Mart Plaza Westlake	CCRE	Westlake, OH	Retail	4,079,148	0.5%	CSMC 2006-C2
New Candlelight Apartments	BSP	Warren, OH	Multifamily	3,912,497	0.5%	JPMCC 2006-CB14
Total				$277,668,021	33.8%
(1)	Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	The Marina Towers mortgaged property was previously securitized in the COMM 2012-LC4 securitization.

(3)	The most recent financings for the Luxe at 1539, Luxe at 1759, NMS at Northridge and NMS at Warner Center mortgaged properties were previously securitized in the FREMF 2010-K9, FREMF 2011-K11, FREMF 2012-K709 and COMM 2007-C9 securitizations, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20

CFCRE 2016-C4 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Pari Passu Companion Loan Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Companion Loan(s) Cut-off Date Balance	Whole Loan Cut-off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Control Rights
OZRE Leased Fee Portfolio	$70,000,000	$105,750,000	$175,750,000	CFCRE 2016-C4(1)	Wells Fargo(1)	Rialto Capital Advisors, LLC (1)	Note A-2(1)
Hyatt Regency St. Louis at The Arch	$54,000,000	$55,000,000	$109,000,000	COMM 2016-CCRE28	Wells Fargo	Midland Loan Services	COMM 2016-CCRE28
215 West 34th Street & 218 West 35th Street	$45,000,000	$85,000,000	$130,000,000	CFCRE 2016-C4	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C4
AG Life Time Fitness Portfolio	$45,000,000	$129,300,000	$174,300,000	COMM 2016-CCRE28	Wells Fargo	Midland Loan Services	COMM 2016-CCRE28
Renaissance Cincinnati	$34,035,002	$ 22,690,001	$56,725,004	CFCRE 2016-C4	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C4
One Commerce Plaza	$32,854,864	$39,824,078	$72,678,942	CFCRE 2016-C3	Wells Fargo	CWCapital Asset Management LLC	CFCRE 2016-C3
AvidXchange	$31,200,000	$ 20,800,000	$52,000,000	CFCRE 2016-C4	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C4
Madbury Commons	$29,000,000	$ 20,000,000	$49,000,000	CFCRE 2016-C4	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C4
GFH Brennan Industrial Portfolio	$28,512,500	$ 40,000,000	$68,512,500	CGCMT 2016-P3	Wells Fargo	C-III Asset Management LLC	CGCMT 2016-P3
NMS Los Angeles Multifamily Portfolio	$25,000,000	$ 95,000,000	$120,000,000	COMM 2015-CCRE27	Midland	Rialto Capital Advisors, LLC	COMM 2015-CCRE27
3 Executive Campus	$16,650,000	$11,100,000	$27,750,000	CFCRE 2016-C4	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C4
Home Depot - Elk Grove Village	$10,945,000	$ 8,955,000	$19,900,000	CFCRE 2016-C4	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C4
(1)	The controlling note is expected to be securitized in a future securitization trust. Servicing will transfer to the pooling & servicing agreement governing for that securitization at such time. Upon securitization of the controlling note, the master servicer, special servicer and party having control rights will be the parties designated as such under the pooling & servicing agreement governing for that securitization trust.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

21

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 1 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 70.2% 1.74x 7.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

22

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 1 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 70.2% 1.74x 7.6%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsors:	Och-Ziff Real Estate Fund III, L.P.; Och-Ziff Real Estate Parallel Fund III A, L.P.; Och-Ziff Real Estate Parallel Fund III B, L.P.; Och-Ziff Real Estate Parallel Fund III D, L.P.; Och-Ziff Real Estate Parallel Fund III E, L.P.
Borrower:	MAP Fee Owner LLC
Original Balance(1):	$70,000,000
Cut-off Date Balance(1):	$70,000,000
% by Initial UPB:	8.3%
Interest Rate:	4.3000%
Payment Date:	6th of each month
First Payment Date:	March 6, 2016
Maturity Date:	February 6, 2026
Amortization:	Interest Only
Additional Debt(1):	$105,750,000 Pari Passu Debt
Call Protection(2)(3):	L(27), YM1(87), O(6)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information(5)(6)
Cut-off Date Balance / Sq. Ft.:	$45
Balloon Balance / Sq. Ft.:	$45
Cut-off Date LTV(7):	70.2%
Balloon LTV(7):	70.2%
Underwritten NOI DSCR(8):	1.74x
Underwritten NCF DSCR(8):	1.74x
Underwritten NOI Debt Yield:	7.6%
Underwritten NCF Debt Yield:	7.6%
Contractual NOI Debt Yield at Balloon(9):	8.5%
Contractual NCF Debt Yield at Balloon(9):	8.5%

Financial Information – Look Through(10)
In-Place/Budget NOI DSCR:	4.77x
In-Place/Budget NCF DSCR:	4.16x
In-Place/Budget NOI Debt Yield:	20.8%
In-Place/Budget NCF Debt Yield:	18.1%

Property Information
Single Asset / Portfolio:	Portfolio of 58 properties
Property Type(6):	Leased Fee
Collateral(6):	Fee Simple
Location:	VA, PA, NJ, NC
Year Built / Renovated(6):	Various / Various
Total Sq. Ft.(6):	3,926,180
Property Management:	Self-managed
Underwritten NOI:	$13,325,934
Underwritten NCF:	$13,325,934
Appraised Value:	$250,400,000
Appraisal Date:	January 2016

Ground Lease
In Place Contractual Ground Rent:	$11,894,564
Loan Term Average Ground Rent:	$13,325,934
Year 10 Contractual Ground Rent:	$14,854,680
Ground Lease Expiration(11):	February 3, 2114/February 3, 2115

Historical Occupancy(6)
Most Recent Occupancy:	90.4% (January 5, 2016)
2015 Occupancy:	89.4% (June 30, 2015)
2014 Occupancy:	90.3% (December 31, 2014)
2013 Occupancy:	88.1% (December 31, 2013)
(1)	The OZRE Leased Fee Portfolio Whole Loan is evidenced by eight pari passu notes in the aggregate original principal amount of $175.75 million. The non-controlling Notes A-1, A-4 and A-5, with an aggregate original principal balance of $70.0 million, will be included in the CFCRE 2016-C4 mortgage trust. The related companion loans have an aggregate original principal balance of $105.75 million and are evidenced by one controlling note and four non-controlling notes. For additional information on the pari passu companion loans, see “The Loan” below.
(2)	Partial release is permitted. See “Partial Release” below.
(3)	The lockout period for yield maintenance will be at least 27 payment dates beginning with and including the first payment date of March 6, 2016. Prepayment of the $175.75 million OZRE Leased Fee Portfolio Whole Loan is permitted in whole with payment of yield maintenance after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) February 4, 2019. The assumed lockout period of 27 payments is based on the expected CFCRE 2016-C4 securitization closing date in May 2016. The actual lockout period may be longer.
(4)	See “Initial Reserves” and “Ongoing Reserves” below.
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate OZRE Leased Fee Portfolio Whole Loan.
(6)	The collateral for the OZRE Leased Fee Portfolio Whole Loan represents the fee simple interest in the land (and not the related improvements). Year built and renovated, square footage and occupancy are based on the improvements, which are not collateral for the OZRE Leased Fee Portfolio Whole Loan.
(7)	The portfolio Appraised Value of $250.4 million reflects a premium of 5.9% attributed to the aggregate value of the OZRE Leased Fee Portfolio as a whole. The sum of the value of each of the OZRE Leased Fee Portfolio Properties on an individual basis is approximately $236.4 million, which represents a Cut-off Date LTV and Balloon LTV of 74.3%.
(8)	The NOI DSCR and NCF DSCR based on the in-place contractual ground rent is 1.55x.
(9)	Contractual NOI and NCF Debt Yield at Balloon based on the Year 10 Contractual Ground Rent.
(10)	Based on the in-place/budget NOI/NCF, excluding Ground Lease payments, for the leasehold improvements (which are not collateral) and the OZRE Leased Fee Portfolio Whole Loan.
(11)	Ten Properties located in New Jersey have a lease expiration of February 3, 2114.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 1 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 70.2% 1.74x 7.6%

Portfolio Summary(1)
Property	Location	Property Type	Year Built	Sq. Ft.	# of Tenants	Occupancy	Allocated Loan Amount ($)(2)	Allocated Loan Amount (%)	Appraised Value(3)
300 Arboretum Pl	N. Chesterfield, VA	Office	1988	214,209	20	100.0%	$12,750,000	7.3%	$16,300,000
700 East Gate Dr	Mount Laurel, NJ	Office	1984	119,272	12	84.4%	$10,000,000	5.7%	$13,840,000
6802 Paragon Pl	Richmond, VA	Office	1998, 2000	143,783	22	100.0%	$9,250,000	5.3%	$11,775,000
6800 Paragon Pl	Richmond, VA	Office	1986	146,365	27	88.4%	$9,175,000	5.2%	$10,475,000
7501 Boulder View Dr	N. Chesterfield, VA	Office	1989	136,654	14	88.8%	$6,650,000	3.8%	$8,425,000
2100 West Laburnum Ave	Richmond, VA	Office	1984	128,301	34	95.8%	$6,650,000	3.8%	$8,100,000
7300 Beaufont Springs Dr	N. Chesterfield, VA	Office	1998	120,665	3	100.0%	$6,650,000	3.8%	$7,450,000
4870 Sadler Rd	Glen Allen, VA	Office	2000	62,100	8	100.0%	$5,350,000	3.0%	$6,218,099
12015 Lee Jackson Mem Hwy	Fairfax, VA	Office	1985	150,758	8	72.2%	$5,250,000	3.0%	$6,150,000
6806 Paragon Pl	Richmond, VA	Office	1998, 2000	74,480	7	91.2%	$5,200,000	3.0%	$5,950,000
925 Harvest Dr	Blue Bell, PA	Office	1990	62,957	11	93.4%	$4,500,000	2.6%	$6,650,000
555 Croton Rd	King of Prussia, PA	Office	1999	96,909	14	71.1%	$4,250,000	2.4%	$7,400,000
980 Harvest Dr	Blue Bell, PA	Office	1988	62,379	8	77.8%	$4,000,000	2.3%	$6,150,000
309 Fellowship Rd	Mount Laurel, NJ	Office	1982	55,698	8	93.0%	$3,400,000	1.9%	$4,660,000
11781 Lee Jackson Mem Hwy	Fairfax, VA	Office	1982	130,381	16	77.9%	$3,250,000	1.8%	$3,950,000
305 Fellowship Rd	Mount Laurel, NJ	Office	1980	56,583	8	95.3%	$3,025,000	1.7%	$4,840,000
701 East Gate Dr	Mount Laurel, NJ	Office	1986	61,794	10	91.2%	$3,000,000	1.7%	$4,380,000
920 Harvest Dr	Blue Bell, PA	Office	1989	51,875	1	100.0%	$3,000,000	1.7%	$4,210,000
1025 Boulders Pkwy	N. Chesterfield, VA	Office	1994	93,143	13	84.4%	$3,000,000	1.7%	$4,050,000
4880 Sadler Rd	Glen Allen, VA	Office	1998, 2000	63,427	3	100.0%	$3,000,000	1.7%	$3,506,901
2240-2250 Butler Pike	Plymouth Mtng, PA	Office	1970-1984	52,229	3	100.0%	$2,750,000	1.6%	$4,200,000
7401 Beaufont Springs Dr	N. Chesterfield, VA	Office	1996	82,781	7	92.8%	$2,750,000	1.6%	$4,175,000
2511 Brittons Hill Rd	Richmond, VA	Industrial	1988	132,548	4	100.0%	$2,750,000	1.6%	$3,675,000
2201 Tomlynn St	Richmond, VA	Industrial	1990	85,861	13	95.0%	$2,750,000	1.6%	$3,675,000
4805 Lake Brook Dr	Glen Allen, VA	Office	1995	60,208	8	73.9%	$2,575,000	1.5%	$3,875,000
4401 Fair Lakes Ct	Fairfax, VA	Office	1987	55,828	8	87.6%	$2,550,000	1.5%	$3,050,000
2812 Emerywood Pkwy	Richmond, VA	Office	1979-2000	56,984	8	84.6%	$2,500,000	1.4%	$3,525,000
9100 Arboretum Pkwy	N. Chesterfield, VA	Office	1988	58,446	26	100.0%	$2,500,000	1.4%	$3,325,000
500 Enterprise Rd	Horsham, PA	Office	1991	66,751	1	100.0%	$2,350,000	1.3%	$2,950,000
303 Fellowship Rd	Mount Laurel, NJ	Office	1979	53,768	9	85.4%	$2,275,000	1.3%	$3,810,000
9011 Arboretum Pkwy	N. Chesterfield, VA	Office	1990	73,183	15	85.0%	$2,250,000	1.3%	$3,950,000
910 Harvest Dr	Blue Bell, PA	Office	1989	52,611	2	100.0%	$2,250,000	1.3%	$3,360,000
7325 Beaufont Springs Dr	N. Chesterfield, VA	Office	1998	77,648	4	66.0%	$2,250,000	1.3%	$2,975,000
1 Progress Dr	Horsham, PA	Office	1988	79,204	2	70.4%	$2,000,000	1.1%	$3,400,000
2260 Butler Pike	Plymouth Mtng, PA	Office	1984	31,892	3	100.0%	$2,000,000	1.1%	$3,210,000
140 West Germantown Pike	Plymouth Mtng, PA	Office	1985	25,357	8	100.0%	$1,850,000	1.1%	$2,850,000
307 Fellowship Rd	Mount Laurel, NJ	Office	1981	54,073	15	80.8%	$1,850,000	1.1%	$2,500,000
9210 Arboretum Pkwy	N. Chesterfield, VA	Office	1988	48,423	6	100.0%	$1,650,000	0.9%	$2,600,000
2221 Dabney Rd	Richmond, VA	Industrial	1983	45,250	6	100.0%	$1,650,000	0.9%	$2,190,221
9200 Arboretum Pkwy	N. Chesterfield, VA	Office	1988	49,542	6	100.0%	$1,650,000	0.9%	$2,025,000
815 East Gate Dr	Mount Laurel, NJ	Office	1986	25,500	3	100.0%	$1,600,000	0.9%	$2,364,963
120 West Germantown Pike	Plymouth Mtng, PA	Office	1985	30,574	6	79.9%	$1,575,000	0.9%	$2,420,000
4364 South Alston Ave	Durham, NC	Office	1985	57,245	4	95.6%	$1,450,000	0.8%	$1,930,000
308 Harper Dr	Moorestown, NJ	Office	1976	59,500	7	72.2%	$1,425,000	0.8%	$2,020,000
Continued on next page

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

24

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 1 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 70.2% 1.74x 7.6%

Portfolio Summary (continued)(1)
Property	Location	Property Type	Year Built	Sq. Ft.	# of Tenants	Occupancy	Allocated Loan Amount ($)(2)	Allocated Loan Amount (%)	Appraised Value(3)
2251 Dabney Rd	Richmond, VA	Industrial	1983	42,000	5	100.0%	$1,400,000	0.8%	$1,884,779
2212 Tomlynn St	Richmond, VA	Industrial	1985	45,353	1	100.0%	$1,400,000	0.8%	$1,763,612
2256 Dabney Rd	Richmond, VA	Industrial	1983	33,413	6	100.0%	$1,125,000	0.6%	$1,500,000
2246 Dabney Rd	Richmond, VA	Industrial	1991	33,271	1	100.0%	$1,125,000	0.6%	$1,425,000
2244 Dabney Rd	Richmond, VA	Industrial	1995	33,050	1	100.0%	$1,100,000	0.6%	$1,425,000
2130 Tomlynn St	Richmond, VA	Industrial	1986, 1988	29,700	5	100.0%	$1,050,000	0.6%	$1,336,388
2161 Tomlynn St	Richmond, VA	Industrial	1985	41,550	6	100.0%	$1,000,000	0.6%	$1,800,000
2248 Dabney Rd	Richmond, VA	Industrial	1991	30,184	2	100.0%	$1,000,000	0.6%	$1,375,000
2112 Tomlynn St	Richmond, VA	Industrial	1984	23,850	6	100.0%	$925,000	0.5%	$1,200,000
2277 Dabney Rd	Richmond, VA	Industrial	1986	50,400	4	100.0%	$925,000	0.5%	$1,175,000
9211 Arboretum Pkwy	N. Chesterfield, VA	Office	1991	30,791	4	100.0%	$900,000	0.5%	$1,400,000
2240 Dabney Rd	Richmond, VA	Industrial	1984	15,389	2	100.0%	$500,000	0.3%	$600,000
817 East Gate Dr	Mount Laurel, NJ	Office	1986	25,351	6	80.7%	$375,000	0.2%	$515,037
161 Gaither Dr	Mount Laurel, NJ	Office	1987	44,739	5	58.2%	$375,000	0.2%	$490,000
Total				3,926,180	475	90.4%	$175,750,000	100.0%	$236,425,000
Portfolio Value									$250,400,000
(1)	The collateral for the OZRE Leased Fee Portfolio represents the fee simple interests in the land (and not the related improvements) but Property Type, Year Built, Sq. Ft., # of Tenants and Occupancy in the table above are shown based on the non-collateral leasehold improvements.

(2)	Based on the OZRE Leased Fee Portfolio Whole Loan amount.

(3)	The portfolio Appraised Value of $250.4 million reflects a premium of 5.9% attributed to the aggregate value of the OZRE Leased Fee Portfolio as a whole. The sum of the value of each of the OZRE Leased Fee Portfolio Properties on an individual basis is $236,425,000.

The Loan. The OZRE Leased Fee Portfolio whole loan (the “OZRE Leased Fee Portfolio Whole Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the underlying land beneath a 3,926,180 sq. ft., 58-property portfolio of office and industrial properties located in four states and subject to a unitary 98/99-year ground lease (each a “Property” or an “OZRE Leased Fee Portfolio Property”, and collectively, the “OZRE Leased Fee Portfolio Properties”) with an aggregate original and cut-off date principal balance of $175.75 million. The OZRE Leased Fee Portfolio loan is evidenced by the non-controlling Notes A-1, A-4 and A-5, with an aggregate original principal balance of $70.0 million (the “OZRE Leased Fee Portfolio Loan”), which will be included in the CFCRE 2016-C4 mortgage trust. The five related companion pari passu loans have an aggregate original balance of $105.75 million and are evidenced by one controlling note and four non-controlling notes that are expected to be held by CCRE or an affiliate and contributed to a future securitization trust.

The relationship between the holders of the OZRE Leased Fee Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–OZRE Leased Fee Portfolio Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$50,000,000	$50,000,000	CFCRE 2016-C4	No
Note A-2	$40,000,000	$40,000,000	CCRE	Yes
Note A-3	$40,000,000	$40,000,000	CCRE	No
Note A-4	$10,000,000	$10,000,000	CFCRE 2016-C4	No
Note A-5	$10,000,000	$10,000,000	CFCRE 2016-C4	No
Notes A-6, A-7, A-8	$25,750,000	$25,750,000	CCRE	No
Total	$175,750,000	$175,750,000

The OZRE Leased Fee Portfolio Loan has a 10-year term and interest only payments for the term of the loan. The OZRE Leased Fee Portfolio accrues interest at a fixed rate of 4.3000%. Loan proceeds along with approximately $15.7 million of sponsor equity were used to acquire the OZRE Leased Fee Portfolio Properties as part of a larger transaction (see “Sources and Uses” below) and pay closing costs. Based on the portfolio appraised value of $250.4 million as of January 2016, the Cut-off Date LTV ratio is 70.2%. The most recent prior financings of the OZRE Leased Fee Portfolio Properties were not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 1 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 70.2% 1.74x 7.6%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan (OZRE Leased Fee Portfolio)	$175,750,000	41.0%	Allocated Purchase Price (OZRE Leased Fee Portfolio)(1)	$184,815,376	43.1%
Sponsor Equity (OZRE Leased Fee Portfolio)	$15,717,555	3.7%	Closing Costs (OZRE Leased Fee Portfolio)	$6,652,178	1.6%

Mortgage Loan (Leasehold Interest)(2)	$180,800,000	42.2%	Allocated Purchase Price (Leasehold Interest)	$198,270,821	46.2%
Och-Ziff Equity (Leasehold Interest)	$28,304,610	6.6%	Closing Costs (Leasehold Interest)	$39,138,399	9.1%
Brandywine Implied Equity (Leasehold Interest)	$28,304,610	6.6%
Total Sources	$428,876,775	100.0%	Total Uses	$428,876,775	100.0%
(1)	At origination of the OZRE Leased Fee Portfolio Whole Loan, the borrower acquired 100% of the fee interest in the underlying land beneath the 58 property portfolio, each of which is subject to a Ground Lease. See “Ground Lease” below.

(2)	Simultaneous with origination of the OZRE Leased Fee Portfolio Whole Loan, the owner of the leasehold interest mortgaged its leasehold interest in the improvements on each of the OZRE Leased Fee Portfolio Properties.

On February 4, 2016, simultaneous with the closing of the OZRE Leased Fee Portfolio Whole Loan, the ownership interests in the 58 Properties were bifurcated into fee simple and leasehold interests. The borrower acquired the fee simple interests in the OZRE Leased Fee Portfolio Properties for an allocated total cost of approximately $191.5 million, and an affiliate of the borrower, acquired a 50% ownership interest in the leasehold interests (with Brandywine retaining a 50% interest and day-to-day control) for an allocated total cost of approximately $237.4 million. The Sources and Uses above represent both the acquisition of the fee simple interests and the leasehold interests (which are not collateral for the OZRE Leased Fee Portfolio Whole Loan and are separately encumbered by a first mortgage).

Based on the OZRE Leased Fee Portfolio Whole Loan and the allocated cost for the fee simple interests of approximately $191.5 million, the loan-to-cost is 91.8%. Based on the OZRE Leased Fee Portfolio Whole Loan and the total capitalization of approximately $428.9 million, the implied loan-to-total capitalization is 41.0%.

The Borrower / Sponsors. The borrower is Map Fee Owner LLC, a single purpose Delaware limited liability company, structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and nonrecourse carve-out guarantors are Och-Ziff Real Estate Fund III L.P., Och-Ziff Real Estate Parallel Fund III A, L.P., Och-Ziff Real Estate Parallel Fund III B, L.P., Och-Ziff Real Estate Parallel Fund III D, L.P. and Och-Ziff Real Estate Parallel Fund III E, L.P (collectively, the “OZRE III Funds”) on a joint and several basis.

The OZRE III Funds are controlled by a single general partner, Och-Ziff Real Estate Capital III, L.P. (“Och-Ziff Real Estate”), which is an affiliate of one of the largest alternative asset managers in the world (“Och-Ziff”). As of December 31, 2015, Och-Ziff had $45.5 billion of assets under management with approximately $2.0 billion in real estate funds. Och-Ziff Real Estate was founded by Steven E. Orbuch to make investments in real estate and real estate related assets. Och-Ziff Real Estate has acquired over $5 billion of real estate assets including eight million square feet of office and industrial property, over 10,000 multifamily and senior housing units, 7,000 hotel rooms and seven million square feet of retail assets throughout the United States.

The Properties. The OZRE Leased Fee Portfolio Properties consist of the borrower’s fee simple interest in the underlying land beneath a 3,926,180 sq. ft., 58-property portfolio of office (44 Properties; 83.6% of NRA; 89.4% of the allocated loan amount) and industrial properties (14 Properties; 16.3% of NRA; 10.6% of the allocated loan amount). The OZRE Leased Fee Portfolio Properties are subject to a 99-year Ground Lease (98 years for New Jersey Properties) (as described below under “Ground Lease”). The OZRE Leased Fee Portfolio Properties are located in four metropolitan statistical areas (“MSA”): Richmond-Petersburg, VA MSA (33 Properties), Philadelphia, PA MSA (21 Properties), Washington, DC MSA (3 Properties) and Durham-Chapel Hill, NC MSA (1 Property). The OZRE Leased Fee Portfolio Properties are leased to Map Ground Lease Owner LLC (the “Ground Lessee”) who in turn leases the properties to office and industrial tenants. As of January 5, 2016, the improvements at the OZRE Leased Fee Portfolio Properties were 90.4% leased to 475 tenants, with no individual tenant representing more than 4.4% of the net rentable area. The top tenants at the improvements include PPD Development, LLC (172,237 sq. ft.; 4.4% of NRA), Parallon Holdings, LLC (149,466 sq. ft.; 3.8% of NRA) and the Commonwealth of Virginia (110,815 sq. ft.; 2.8% of NRA).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

26

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 1 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 70.2% 1.74x 7.6%

MSA Summary
MSA	# of Properties	Sq. Ft.(1)	Occupancy(1)	U/W NCF(2)	Allocated Loan Amount(3)	Appraised Value(4)	LTV	U/W NCF DY
Richmond-Petersburg, VA	33	2,362,952	94.5%	$7,823,233	$105,400,000	$135,125,000	78.0%	7.4%
Philadelphia, PA(5)	21	1,169,016	85.9%	$4,719,859	$57,850,000	$86,220,000	67.1%	8.2%
Washington, DC(6)	3	336,967	76.9%	$664,032	$11,050,000	$13,150,000	84.0%	6.0%
Durham-Chapel Hill, NC	1	57,245	95.6%	$118,810	$1,450,000	$1,930,000	75.1%	8.2%
Total	58	3,926,180	90.4%	$13,325,934	$175,750,000	$236,425,000	74.3%	7.6%
Portfolio Value						$250,400,000	70.2%
(1)	Reflects sq. ft. and occupancy of the improvements, which are not collateral for the OZRE Leased Fee Portfolio Whole Loan.

(2)	U/W NCF based on the average ground rent payment due under the Ground Lease.

(3)	Based on OZRE Leased Fee Portfolio Whole Loan.

(4)	The portfolio Appraised Value of $250.4 million reflects a premium attributed to the aggregate value of the OZRE Leased Fee Portfolio Properties as a whole. The sum of the value of each of the OZRE Leased Fee Portfolio Properties on an individual basis is $236,425,000.

(5)	Includes 10 Properties located in New Jersey that are within the Philadelphia, PA MSA.

(6)	Includes three Properties located in Virginia that are within the Washington, DC MSA.

Non-Collateral Improvements Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	44	161,025	4.1%	161,025	4.1%	$11.40	3.2%	3.2%
2016	47	265,794	6.8%	426,819	10.9%	$16.70	7.8%	11.0%
2017	87	463,447	11.8%	890,266	22.7%	$17.85	14.5%	25.5%
2018	69	381,909	9.7%	1,272,175	32.4%	$15.75	10.6%	36.1%
2019	60	356,291	9.1%	1,628,466	41.5%	$17.69	11.1%	47.1%
2020	51	533,785	13.6%	2,162,251	55.1%	$17.79	16.7%	63.8%
2021	35	328,711	8.4%	2,490,962	63.4%	$16.56	9.5%	73.3%
2022	29	618,623	15.8%	3,109,585	79.2%	$13.03	14.1%	87.5%
2023	17	198,062	5.0%	3,307,647	84.2%	$17.62	6.1%	93.6%
2024	5	39,244	1.0%	3,346,891	85.2%	$13.88	1.0%	94.5%
2025	6	138,430	3.5%	3,485,321	88.8%	$15.97	3.9%	98.4%
2026	1	24,377	0.6%	3,509,698	89.4%	$14.00	0.6%	99.0%
Thereafter	24	41,446	1.1%	3,551,144	90.4%	$13.47	1.0%	100.0%
Vacant	NAP	375,036	9.6%	3,926,180	100.0%	NAP	NAP	NAP
Total / Wtd. Avg.	475	3,926,180	100.00%			$16.05	100.00%

(1)	Rollover schedule based on the leases for tenants occupying space at the improvements, which are not collateral for the OZRE Leased Fee Portfolio Whole Loan.

Ground Lease. The OZRE Leased Fee Portfolio Properties are subject to a Ground Lease, which was executed at origination of the OZRE Leased Fee Portfolio Whole Loan (the “Ground Lease”). The Ground Lessee is 50% owned by but not day-to-day controlled by affiliates of the borrower and 50% owned by and day-to-day controlled by Brandywine Realty Trust (“Brandywine”). See “Property Management” below for additional information relating to Brandywine.

At origination, the borrower delivered a true lease opinion with respect to the Ground Lease. With respect to the OZRE Leased Fee Portfolio Properties located in Virginia, Pennsylvania and North Carolina, the Ground Lease has a term of 99 years with a lease expiration date of February 3, 2115 and with respect to the OZRE Leased Fee Portfolio Properties located in New Jersey, the Ground Lease has a term of 98 years with a lease expiration of February 3, 2114. Annual ground rent is currently $11,894,564 with annual increases of 2.5% for the first 10 years. For every 10-year period thereafter, the borrower (as ground lessor) is entitled to elect whether the annual increase to the then-current rent will be (i) 2.5% or (ii) an amount determined by the consumer price index escalation for the most recent 12-month period, subject to lender approval.

The Ground Lessee has a one-time option to purchase the borrower’s leased fee interest effective February 4, 2026 at a price to be determined at the then prevailing fair market value (based on criteria specified in the Ground Lease), subject to a floor of $330.0 million. The OZRE Leased Fee Portfolio Whole Loan is required to be paid in full prior to the exercise of the purchase option.

The Ground Lessee has the right to voluntarily transfer less than all of its leasehold interest in one or more OZRE Leased Fee Portfolio Properties to a third party and to cause those transferred OZRE Leased Fee Portfolio Properties to be removed from the Ground Lease,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

27

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 1 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 70.2% 1.74x 7.6%

and to be instead demised under an identical new ground lease between that third party, as ground lessee, and the borrower, as ground lessor. Any such transfer is subject to the borrower’s consent (which may not be unreasonably withheld, except that the borrower may withhold its consent in its sole and absolute discretion if the transfer: (i) would be to a person who violates OFAC or similar representations or who does not possess experience owning and operating properties like the OZRE Leased Fee Portfolio Ground Lease substantially equivalent to that of the Ground Lessee, or (ii) would result in the ratio of net operating income from the OZRE Leased Fee Portfolio Properties subject to the Ground Lease (following such transfer) or the new lease, respectively, when compared to the rent payable under such lease, to be less than 1.75x, as determined by the borrower, the OZRE Leased Fee Portfolio Whole Loan agreement provides for lender consent to any transfers which require the consent of the borrower.) Any involuntary transfer of the leasehold estate which occurred due to a foreclosure or similar remedial action by the leasehold lender, or the first voluntary transfer by such lender following acquisition of title, or any severed lease created in connection therewith, is permitted without the consent of the borrower. The ground lessee has pledged their interest as security for an unrelated loan.

Environmental Matters. According to the Phase I environmental reports dated from September 2015 to January 2016, there are no recognized environmental conditions or recommendations for further action at the OZRE Leased Fee Portfolio Properties other than the recommendations for (i) the development of an in-place asbestos operations and maintenance plan for certain OZRE Leased Fee Portfolio Properties, (ii) the establishment of a reserve account (as described below under “Ongoing Reserves”) related to the environmental insurance policy (the “PLL Policy”) (as described below) and (iii) with respect to the 2277 Dabney Road Property (which is subject to a voluntary remediation program), the report recommended that the borrower obtain closure and record a deed restriction. See “Description of the Mortgage Loan Pool – Environmental Considerations” in the Preliminary Prospectus.

In lieu of providing an environmental indemnity from OZRE III Funds, the borrower provided an environmental insurance policy in connection with the origination of the OZRE Leased Fee Whole Loan. For additional information, see “Ongoing Reserves” below and “Description of the Mortgage Pool – Non-Recourse Carveout Limitations” in the Preliminary Prospectus.

The Market. The OZRE Leased Fee Portfolio Properties are located in Virginia, Pennsylvania, New Jersey and North Carolina.

Market Overview(1)
MSA	Submarket	NRA(2)	In-Place Rent(2)	Market Rent(3)	In-Place Vacancy(2)	Market Vacancy
Raleigh / Durham, NC	RTP / RDU	57,245	$17.64	$19.95	4.4%	12.8%
Philadelphia	North Burlington County	556,278	$10.83	$13.19	15.8%	9.6%
Philadelphia	Plymouth Mtg. / Blue Bell	369,874	$19.54	$22.50	6.5%	11.2%
Philadelphia	Horsham / Willow Grove	145,955	$11.38	$22.75	16.1%	11.2%
Philadelphia	King of Prussia / Wayne	96,909	$16.39	$25.47	28.9%	11.2%
Washington, DC	Fairfax Center	336,967	$22.37	$28.12	21.9%	15.5%
Richmond VA	Innsbrook	185,735	$20.11	$18.84	8.5%	9.0%
Richmond VA	Midlothian Corridor	985,485	$14.53	$16.06	7.9%	8.6%
Richmond VA	Scott’s Add / West End Ind	641,819	$7.02	$6.86	0.7%	6.5%
Richmond VA	Glenside / Broad St.	421,612	$17.66	$17.96	7.7%	9.0%
Richmond VA	West End	128,301	$15.22	$15.41	4.6%	9.0%
Total / Wtd Avg.:		3,926,180	$14.52	$16.64	9.6%	9.5%
(1)	Source: Appraisals.

(2)	Based on in-place NNN rent for tenants occupying space at the improvements and in-place vacancy for the improvements, which are not collateral for the OZRE Leased Fee Portfolio Whole Loan.

(3)	Based on the appraisals’ concluded market rent for the improvements at the OZRE Leased Fee Portfolio Properties.

Cash Flow Analysis.

In-Place Ground Rent Cash Flow Analysis
	In Place Ground Rent(1)	U/W(2)	Year 10 Contractual
Base Rent(3)	$11,894,564	$13,325,934	$14,854,680
Value of Vacant Space	N/A	N/A	N/A
Net Operating Income / Net Cash Flow	$11,894,564	$13,325,934	$14,854,680
(1)	The NOI and NCF DSCR based on the In Place Ground Rent is 1.55x.

(2)	Based on the average ground rent through the OZRE Leased Fee Portfolio Loan term.

(3)	Base Rent represents the ground rent that is paid on the 58 OZRE Leased Fee Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

28

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 1 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 70.2% 1.74x 7.6%

Cash Flow Analysis of Non-Collateral Improvements(1)
	2012	2013	2014	2015	In-Place/ Budget(2)	In-Place/ Budget PSF
Base Rent	$50,984,116	$51,138,867	$49,921,676	$51,409,704	$57,005,550	$14.52
Value of Vacant Space	0	0	0	0	$7,355,637	$1.87
Gross Potential Rent	$50,984,116	$51,138,867	$49,921,676	$51,409,704	$64,361,187	$16.39
Total Recoveries	8,674,973	8,807,735	8,853,860	9,445,509	9,139,235	2.33
Total Other Income	1,337,883	1,032,078	635,980	633,382	383,411	0.10
Less: Vacancy	0	0	0	0	(9,726,724)	(2.48)
Effective Gross Income	$60,996,972	$60,978,680	$59,411,516	$61,488,595	$64,157,108	$16.34
Total Operating Expenses	25,132,968	25,516,841	26,106,844	26,811,288	27,582,608	7.03
Net Operating Income	$35,864,004	$35,461,839	$33,304,672	$34,677,307	$36,574,500	$9.32
TI/LC	0	0	0	0	3,926,444	1.00
Capital Expenditures	0	0	0	0	785,289	0.20
Net Cash Flow	$35,864,004	$35,461,839	$33,304,672	$34,677,307	$31,862,767	$8.12
(1)	Based on the cash flow of the improvements of the OZRE Leased Fee Portfolio Properties. Neither the cash flow nor the improvements are collateral for the OZRE Leased Fee Portfolio Loan.

(2)	Look-Through In-Place/Budget based on January 2016 rent roll for tenants at the improvements with vacant units leased-up to assumed market rents and approximately $1.3 million in rent steps through January 2017. Total Recoveries and Total Operating Expenses are based on the borrower’s 2016 budget, inclusive of a 4% management fee. Look-Through In-Place also includes a 15.1% market vacancy adjustment, $1.00 per sq. ft. in TI/LCs and $0.20 in Capital Expenditures. Look-Through In-Place/Budget excludes ground rent payments due under the Ground Lease.

Property Management. The OZRE Leased Fee Portfolio Properties are self-managed by the borrower. The improvements located at the OZRE Leased Fee Portfolio Properties are managed by Brandywine, pursuant to an agreement between Brandywine and the Ground Lessee. Brandywine is one of the largest, full-service, integrated real estate companies in the country. Founded in 1994 and based in Radnor, Pennsylvania, Brandywine is organized as a real estate investment trust which invests in office, mixed-use, and industrial properties. As of June 30, 2015, Brandywine owned 199 properties (the OZRE Leased Fee Portfolio Properties account for 33.7%), including 167 office properties and 20 industrial facilities, containing an aggregate of approximately 25.1 million net rentable sq. ft.

Lockbox / Cash Management.  The OZRE Leased Fee Portfolio Whole Loan is structured with a hard lockbox and in place cash management. Pursuant to the Ground Lease, the Ground Lessee is required to make monthly rent payments into the lender controlled lockbox account, which payments will be transferred on the next business day to the lender controlled cash management account. On each due date, any amounts remaining after payment of debt service and require reserves will be transferred to the borrower. During the continuance of a Cash Trap Period, all excess cash will be swept into an excess cash flow reserve and held by the lender as additional collateral for the OZRE Leased Fee Portfolio Whole Loan.

A “Cash Trap Period” will occur (i) during any event of default, (ii) during any bankruptcy action of the borrower, guarantor, or property manager, (iii) upon an event of default under the Ground Lease (or a severed ground lease, if applicable), (iv) upon Ground Lessee’s delivery of written notice of its intention to terminate the Ground Lease (or a severed ground lease, if applicable), other than in connection with a partial release effectuated in accordance with the terms of the OZRE Leased Fee Portfolio Whole Loan documents, (v) upon the institution of legal action by the borrower or the Ground Lessee seeking to terminate or cancel the Ground Lease (or any severed ground lease, if applicable) without lender consent, (vi) upon a Ground Lease Termination or (vii) upon the occurrence of any bankruptcy action with respect to Ground Lessee.

A “Ground Lease Termination” will exist when (a) the Ground Lease (or any severed ground lease, if applicable) has been terminated, cancelled or otherwise ceases to remain in full force and effect as to any portion of the OZRE Leased Fee Portfolio Properties, other than in connection with a partial release, and/or (b) title to and/or possession of all or any portion of the improvements has been returned to or otherwise acquired by the borrower.

Initial Reserves. None.

Ongoing Reserves.  Upon the occurrence of a Ground Lease Termination, the borrower will be required to deposit amounts for replacement reserves equal to $65,503 into a replacement reserve account and TI/LC reserves equal to $327,392 into a TI/LC reserve account.

In the event that the Ground Lease Trigger Period has commenced and is continuing and the Ground Lessee is not paying taxes and/or insurance premiums (or otherwise self-insuring) as required under the Ground Lease, the borrower will be required to deposit 1/12 of the annual taxes and/or 1/12 of the insurance premiums necessary to bind coverage required by the loan documents (in each case, as determined by the lender) into a tax and insurance reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

29

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 1 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 70.2% 1.74x 7.6%

If the Ground Lease has been partially terminated as described above under “Ground Lease”, and the related severed lease is subject to a Ground Lease Termination, the borrower is required to deposit an allocated amount of each reserve described above for such severed property.

If at any time all or any portion of the improvements to any OZRE Leased Fee Portfolio Property becomes subject to one or more leases to a tenant that leases 20% or more of the aggregate net rentable square footage or in-place rents of the improvements at the OZRE Leased Fee Portfolio Properties as a whole, the borrower will be required to deposit all excess cash flow with lender to be used to pay any reimbursement costs associated with re-tenanting such space, commencing on any of the following dates that is (i) 30 days from the date such tenant ceases operations at its leased premises, (ii) the date such tenant provides notice to vacate or not renew its lease or (iii) the date such tenant is involved in a bankruptcy action.

In the event that as of March 5, 2022, the borrower has not paid the premium required to extend the PLL Policy for three additional years the borrower is required to deposit $26,019 each month for 12 months (commencing March 6, 2022), into a lender controlled escrow account (the “PLL Policy Escrow”), which amount may be used to pay premium amounts due in connection with the extension of the PLL Policy period for an additional three years.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness. None.

Partial Release. Any time during the term of the OZRE Leased Fee Portfolio Whole Loan, the borrower may obtain the release of an individual OZRE Leased Fee Portfolio Property if, (i) the debt service coverage ratio as calculated under the loan documents after the release is at least than the greater of (a) 1.55x (the debt service coverage ratio based on the year one ground rent payment) and (b) the debt service coverage ratio immediately prior to such release, (ii) the debt yield as calculated under the loan documents after the release is at least the greater of (a) 6.77% (the debt yield based on the year one ground rent payment) and (b) the debt yield immediately preceding such release, and (iii) the borrower partially prepays the OZRE Leased Fee Portfolio Whole Loan in an amount equal to the applicable Release Amount, together with the applicable yield maintenance premium.

The “Release Amount” means (i) with respect to each of 300 Arboretum Place, 6802 Paragon Place, 6800 Paragon Place, 7501 Boulder View Drive, 2100 West Laburnum Avenue, 7300 Beaufont Springs Drive, 4870 Sadler Road, 12015 Lee Jackson Memorial Highway, 6806 Paragon Place, 4880 Sadler Road, 7401 Beaufont Springs Drive, 4805 Lake Brook Drive, and 4401 Fair Lakes Court, 125% of the related allocated loan amount and (ii) with respect to any other release, 105% of the related allocated loan amount, or if prior release prices paid are greater than or equal to $17,575,000, in the aggregate, 120% of the related allocated loan amount.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 1 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 70.2% 1.74x 7.6%

MI
Detroit
Cleveland
OH
Columbus
Cincinnati
Pittsburgh
PA
Binghamton
NY
Scranton
MA
Boston
Hartford
CT
Providence
RI
Bridgeport
New York
Newark
NJ
Philadelphia
11 13 18 29 32 34
12 22 35 36 42
2 14 16 17 30 37 41 44 57 58
Baltimore
Washington, D.C.
MD
DE
9 15 26
8 19 25
3 4 5 10 21 24 27 39 45 46 47 48 49 50 51 52 53 54 56
1 6 7 20 23 28 31 33 38 40 55
Charleston
WV
Richmond
VA
Norfolk
Atlantic Ocean
Knoxville
NC
43
Raleigh
Charlotte
SC
CARTIFACT

OZRE Leased Fee Portfolio

#	Property Name	Address	City/State	Zip Code
1	300 Arboretum Place	300 Arboretum Place	North Chesterfield, VA	23236
2	700 East Gate Drive	700 East Gate Drive	Mount Laurel, NJ	08054
3	6802 Paragon Place	6802 Paragon Place	Richmond, VA	23230
4	6800 Paragon Place	6800 Paragon Place	Richmond, VA	23230
5	2100 West Laburnum Avenue	2100 West Laburnum Avenue	Richmond, VA	23227
6	7501 Boulder View Drive	7501 Boulder View Drive	North Chesterfield, VA	23225
7	7300 Beaufont Springs Drive	7300 Beaufont Springs Drive	North Chesterfield, VA	23225
8	4870 Sadler Road	4870 Sadler Road	Glen Allen,VA	23060
9	12015 Lee Jackson Memorial Highway	12015 Lee Jackson Memorial Highway	Fairfax, VA	22033
10	6806 Paragon Place	6806 Paragon Place	Richmond, VA	23230
11	925 Harvest Drive	925 Harvest Drive	Blue Bell, PA	19422
12	555 Croton Road	555 Croton Road	King of Prussia, PA	19406
13	980 Harvest Drive	980 Harvest Drive	Blue Bell, PA	19422
14	309 Fellowship Road	309 Fellowship Road	Mount Laurel, NJ	08054
15	11781 Lee Jackson Memorial Highway	11781 Lee Jackson Memorial Highway	Fairfax, VA	22033
16	305 Fellowship Road	305 Fellowship Road	Mount Laurel, NJ	08054
17	701 East Gate Drive	701 East Gate Drive	Mount Laurel, NJ	08054
18	920 Harvest Drive	920 Harvest Drive	Blue Bell, PA	19422
19	4880 Sadler Road	4880 Sadler Road	Glen Allen, VA	23060
20	1025 Boulders Parkway	1025 Boulders Parkway	North Chesterfield, VA	23225
21	2201 Tomlynn Street	2201 Tomlynn Street	Richmond, VA	23230
22	2240-2250 Butler Pike	2240-2250 Butler Pike	Plymouth Meeting, PA	19462
23	7401 Beaufont Springs Drive	7401 Beaufont Springs Drive	North Chesterfield, VA	23225
24	2511 Brittons Hill Road	2511 Brittons Hill Road	Richmond, VA	23230
25	4805 Lake Brook Drive	4805 Lake Brook Drive	Glen Allen, VA	23060
26	4401 Fair Lakes Court	4401 Fair Lakes Court	Fairfax, VA	22033
27	2812 Emerywood Parkway	2812 Emerywood Parkway	Richmond, VA	23294
28	9100 Arboretum Parkway	9100 Arboretum Parkway	North Chesterfield, VA	23236
29	500 Enterprise Road	500 Enterprise Road	Horsham, PA	19044
30	303 Fellowship Road	303 Fellowship Road	Mount Laurel, NJ	08054
31	9011 Arboretum Parkway	9011 Arboretum Parkway	North Chesterfield, VA	23236
32	910 Harvest Drive	910 Harvest Drive	Blue Bell, PA	19422
33	7325 Beaufont Springs Drive	7325 Beaufont Springs Drive	North Chesterfield, VA	23225
34	1 Progress Drive	1 Progress Drive	Horsham, PA	19044
35	2260 Butler Pike	2260 Butler Pike	Plymouth Meeting, PA	19462
36	140 West Germantown Pike	140 West Germantown Pike	Plymouth Meeting, PA	19462
37	307 Fellowship Road	307 Fellowship Road	Mount Laurel, NJ	08054
38	9210 Arboretum Parkway	9210 Arboretum Parkway	North Chesterfield, VA	23236
39	2221 Dabney Road	2221 Dabney Road	Richmond, VA	23230
40	9200 Arboretum Parkway	9200 Arboretum Parkway	North Chesterfield, VA	23236
41	815 East Gate Drive	815 East Gate Drive	Mount Laurel, NJ	08054
42	120 West Germantown Pike	120 West Germantown Pike	Plymouth Meeting, PA	19462
43	4364 South Alston Avenue	4364 South Alston Avenue	Durham, NC	27713
44	308 Harper Drive	308 Harper Drive	Moorestown, NJ	08057
45	2251 Dabney Road	2251 Dabney Road	Richmond, VA	23230
46	2212 Tomlynn Street	2212 Tomlynn Street	Richmond, VA	23230
47	2256 Dabney Road	2256 Dabney Road	Richmond, VA	23230
48	2246 Dabney Road	2246 Dabney Road	Richmond, VA	23230
49	2244 Dabney Road	2244 Dabney Road	Richmond, VA	23230
50	2130 Tomlynn Street	2130 Tomlynn Street	Richmond, VA	23230
51	2161 Tomlynn Street	2161 Tomlynn Street	Richmond, VA	23230
52	2248 Dabney Road	2248 Dabney Road	Richmond, VA	23230
53	2112 Tomlynn Street	2112 Tomlynn Street	Richmond, VA	23230
54	2277 Dabney Road	2277 Dabney Road	Richmond, VA	23230
55	9211 Arboretum Parkway	9211 Arboretum Parkway	North Chesterfield, VA	23236
56	2240 Dabney Road	2240 Dabney Road	Richmond, VA	23230
57	817 East Gate Drive	817 East Gate Drive	Mount Laurel, NJ	08054
58	161 Gaither Drive	161 Gaither Drive	Mount Laurel, NJ	08054

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

31

315 Chestnut Street St. Louis, MO 63102	Collateral Asset Summary – Loan No. 2 Hyatt Regency St. Louis at The Arch	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.2% 1.80x 12.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

32

315 Chestnut Street St. Louis, MO 63102	Collateral Asset Summary – Loan No. 2 Hyatt Regency St. Louis at The Arch	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.4% 1.80x 12.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsors(1):	Oaktree Real Estate Opportunities Fund VI, L.P.; Oaktree Real Estate Opportunities Fund VI (Parallel), L.P.; Oaktree Real Estate Opportunities VI (Parallel 2), L.P.; Clearview Hotel Capital
Borrower:	Arch Hotel Project Owner, LLC
Original Balance(2):	$54,000,000
Cut-off Date Balance(2):	$54,000,000
% by Initial UPB:	6.4%
Interest Rate:	4.5450%
Payment Date:	6th of each month
First Payment Date:	December 6, 2014
Maturity Date:	November 6, 2024
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt(2)(3):	$55,000,000 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection:	L(23), YM1(90), O(7)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$1,815,000	$151,250
Insurance:	$0	Springing
FF&E:	$0	Springing

Financial Information(5)
Cut-off Date Balance / Room:	$119,780
Balloon Balance / Room:	$102,416
Cut-off Date LTV:	70.4%
Balloon LTV:	60.2%
Underwritten NOI DSCR(6):	2.12x
Underwritten NCF DSCR(6):	1.80x
Underwritten NOI Debt Yield:	12.9%
Underwritten NCF Debt Yield:	11.0%
Underwritten NOI Debt Yield at Balloon:	15.1%
Underwritten NCF Debt Yield at Balloon:	12.9%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	St. Louis, MO
Year Built / Renovated:	1907 / 1986, 2008-2009
Total Rooms:	910
Property Management:	Hyatt Corporation
Underwritten NOI:	$14,092,017
Underwritten NCF:	$12,016,032
Appraised Value:	$154,900,000
Appraisal Date:	August 25, 2015

Historical NOI
Most Recent NOI:	$14,213,651 (T-12 January 31, 2016)
2015 NOI:	$14,183,000 (December 31, 2015)
2014 NOI:	$14,929,436 (December 31, 2014)
2013 NOI:	$11,974,265 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	69.6% (January 31, 2016)
2015 Occupancy:	70.4% (December 31, 2015)
2014 Occupancy:	71.8% (December 31, 2014)
2013 Occupancy:	73.0% (December 31, 2013)

(1)	The nonrecourse carve-out guarantors are Kline Hotel Holdings, LLC and Clearview Hotel Capital, LLC. See “The Borrower / Sponsors” below.

(2)	The Hyatt Regency St. Louis Whole Loan is evidenced by two pari passu notes, the non-controlling Note A-2, with an original principal balance of $54.0 million, which will be included in the CFCRE 2016-C4 mortgage trust, and the controlling Note A-1, with an original principal balance of $55.0 million, which was included in the COMM 2016-CCRE28 mortgage trust.

(3)	See “Future Mezzanine or Subordinate Indebtedness Permitted” below.

(4)	See “Initial Reserves” and “Ongoing Reserves” below.

(5)	DSCR, LTV, Debt Yield and Balance / Room calculations are based on the aggregate Hyatt Regency St. Louis Whole Loan.

(6)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.81x and 2.39x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

33

315 Chestnut Street St. Louis, MO 63102	Collateral Asset Summary – Loan No. 2 Hyatt Regency St. Louis at The Arch	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.4% 1.80x 12.9%

The Loan. The Hyatt Regency St. Louis at The Arch loan (the “Hyatt Regency St. Louis Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 910-room, full service hotel located in St. Louis, Missouri (the “Hyatt Regency St. Louis Property”). The Hyatt Regency St. Louis Loan has an original principal balance of $54.0 million and represents the non-controlling Note A-2 of a $109.0 million whole loan (the “Hyatt Regency St. Louis Whole Loan”). The Hyatt Regency St. Louis Whole Loan is evidenced by two pari passu notes, the non-controlling Note A-2, with an original principal balance of $54.0 million, which will be included in the CFCRE 2016-C4 mortgage trust, and the controlling Note A-1, with an original principal balance of $55.0 million, which was included in the COMM 2016-CCRE28 mortgage trust.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-2	$54,000,000	$54,000,000	CFCRE 2016-C4	No
Note A-1	$55,000,000	$55,000,000	COMM 2016-CCRE28	Yes
Total	$109,000,000	$109,000,000

The Hyatt Regency St. Louis Whole Loan has a 10-year term and subsequent to a 24-month interest only period, amortizes on a 30-year schedule. The Hyatt Regency St. Louis Loan accrues interest at a fixed rate equal to 4.5450% and has a cut-off date balance of $54.0 million. The Hyatt Regency St. Louis Whole Loan proceeds, in addition to approximately $27.0 million of cash equity from the loan sponsors, were used to purchase the Hyatt Regency St. Louis Property for $133.5 million, fund upfront reserves of approximately $1.8 million and pay closing costs of approximately $0.7 million. Based on the appraised value of $154.9 million as of August 25, 2015, the cut-off date LTV ratio is 70.4%. The most recent prior financing of the Hyatt Regency St. Louis Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$109,000,000	80.2%	Purchase Price	$133,500,000	98.2%
Sponsor Equity	$26,975,140	19.8%	Reserves	$1,815,000	1.3%
			Closing Costs	$660,140	0.5%
Total Sources	$135,975,140	100.0%	Total Uses	$135,975,140	100.0%

The Borrower / Sponsors. The borrower, Arch Hotel Project Owner, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The borrower is controlled by a joint venture between the affiliated entities that are controlled by Oaktree Capital Management, L.P. and Kline Hotel Holdings, LLC (which is ultimately controlled by Jon Kline, who is the sole member of Clearview Hotel Capital, LLC). The nonrecourse carve-out guarantors are Kline Hotel Holdings, LLC and Clearview Hotel Capital, LLC, jointly and severally.

Founded in 1955, Oaktree Capital Management (“Oaktree”) is a global investment management firm with over 900 employees across 17 offices. Oaktree’s global clients are approximately 100 of the 300 largest global pension plans, 74 of the 100 largest U.S. pension plans, 350 endowments and foundations, 14 sovereign wealth funds and 38 of the 50 primary state retirement plans in the United States.  As of September 30, 2015, Oaktree had approximately $100.0 billion in assets under management.

Clearview Hotel Capital, LLC (“Clearview”) is a hotel investment company founded in 2007 by Jon Kline, the current president of Clearview. Clearview has a 15 hotel portfolio comprised of over 6,000 rooms in which they have invested approximately $700.0 million. Jon Kline’s personal equity in the borrower is held in Kline Hotel Holdings, LLC and Kline Real Estate Investors, LLC, both members of the joint venture that controls the borrower.

The Property. The Hyatt Regency St. Louis Property is a 910-room full service hotel located in downtown St. Louis, Missouri. Situated adjacent to the iconic Gateway Arch and Jefferson Expansion Memorial Park, the Hyatt Regency St. Louis Property encompasses 1.70 acres and approximately 1.1 million sq. ft., making it the second largest hotel by room count in downtown St. Louis behind the 917-room Marriott St. Louis Grand Hotel. The 18-story Hyatt Regency St. Louis Property hotel includes five restaurants and lounges (Ruth’s Chris Steak House, Red Kitchen Bar, Brewhouse Sports Bar, Starbucks and Regency Club), a three-level underground parking garage with approximately 285 spaces and a FedEx operated business center.

Additionally, The Hyatt Regency St. Louis Property contains one of the largest meeting and banquet facilities in the market with approximately 80,000 sq. ft. of meeting space, including two ballrooms totaling more than 36,000 sq. ft. The meeting and ballroom space is predominately located on the second and fourth floors with additional event space located on the 18th floor. The 18th floor also features an outdoor terrace overlooking the Gateway Arch and the Mississippi River. Guest rooms at the Hyatt Regency St. Louis Property are located on floors five through 18 and are located on the north and south towers, forming a “U”-shape.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

34

315 Chestnut Street St. Louis, MO 63102	Collateral Asset Summary – Loan No. 2 Hyatt Regency St. Louis at The Arch	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.4% 1.80x 12.9%

Meeting/Banquet Facilities(1)
Meeting Room	Floor	Area (Sq. Ft.)
Prefunction Space	2nd & 4th	23,325
Grand Ballroom	4th	19,758
Regency Ballroom	2nd	16,800
Sterling & Mills Studios	2nd & 4th	9,856
Gateway Meeting	18th	3,872
Park View	4th	3,300
Gateway Terrace	18th	2,968
Total Meeting Space		79,879
(1) Source: Appraisal.

The Hyatt Regency St. Louis Property was developed in 1986 as an Adam’s Mark Hotel. In 2008-2009 the Hyatt Regency St. Louis Property underwent an approximately $62.0 million ($68,132 per room) renovation and change of flag to the Hyatt Regency brand. The 2008-2009 renovation replaced all of the hotel’s soft goods and included approximately $24.4 million of guest room upgrades and $16.0 million of common area upgrades. From 2010-2013, the Hyatt Regency St. Louis Property underwent approximately $5.0 million (approximately $5,495 per room) of additional capital improvements including more than $1.5 million for guest room upgrades, $707,000 for food and beverage improvements and $716,000 for information technology upgrades including the installation of high speed internet access.

The Hyatt Regency St. Louis Property is managed by the Hyatt Corporation pursuant to a management agreement (the “Hyatt Regency St. Louis Property Management Agreement”) that runs through December 31, 2028 with two 10-year renewal options remaining.

The Hyatt Regency St. Louis Property is located in the Riverfront Hotel Community Improvement District (“CID”) and is eligible for certain associated financial benefits. The CID permits the related borrower to collect a special tax of 1.0% on total revenues until September 2029, which proceeds the Missouri Department of Revenue (“DOR”) is required to transfer to a designated CID trustee.  The CID trustee is obligated to make biannual disbursements from these proceeds to the borrower (the “CID Income”), subject to a cap equal to a $6.5 million amortizing note receivable plus interest of 7.0000%.  To evidence the cap, the borrower was awarded a $6.5 million note receivable by the DOR which, if not fully paid off by September 2029, will expire without any cash settlement (or balloon payment). The CID Income is underwritten as a contra-expense equal to 1.0% of total underwritten revenue.

Environmental Matters. The Phase I environmental report dated November 4, 2015 recommended no further action at the Hyatt Regency St. Louis Property.

The Market. The Hyatt Regency St. Louis Property is located in downtown St. Louis, immediately west of the Mississippi River and adjacent to the Jefferson National Expansion Memorial; a 91-acre park, and home to the Gateway Arch, which attracts approximately 2.6 million visitors per year. The Gateway Arch and surrounding area is currently undergoing a $380 million transformation as part of the CityArchRiver initiative in celebration on the Gateway Arch’s 50th anniversary. The Hyatt Regency St. Louis Property is situated within walking distance of various other local attraction and demand generators, including Busch Stadium, home of the St. Louis Cardinals, and America’s Center Convention Complex. The complex has four facilities including the Cervantes Convention Center, Edward Jones Dome, St. Louis Executive Conference Center and Ferrara Theatre. Cervantes has five exhibit halls, a 28,000 sq. ft. ballroom and 80 versatile meeting rooms. Ferrara Theatre is a 1,411-seat venue that hosts lectures and musical concerts.

The St. Louis metropolitan statistical area (“MSA”) had a population of 2.8 million as of 2014, making it the 19th largest metropolitan region in the country. The MSA’s unemployment rate fell to 5.8% as of May 2015, a 0.7% decrease from the prior year, which is slightly above the nation’s unemployment rate of 5.5%. The two largest employment sectors are trade, transportation & utilities and education & health services, together representing 36.4% of total employment. Nationally recognized companies with either headquarters or major regional offices in St. Louis include Anheuser-Busch, Edward Jones, Wells Fargo Advisors, Bank of America and Boeing.

According to a third party hospitality research report, as of December 31, 2015, the Hyatt Regency St. Louis Property was reported as having Occupancy, ADR and RevPAR of 70.4%, $138.31 and $97.32, respectively. The Hyatt Regency St. Louis Property reported penetration rates of 114.3%, 97.5% and 111.5% for Occupancy, ADR and RevPAR, respectively. The competitive set includes Crowne Plaza St. Louis Downtown, Hilton St. Louis at The Ballpark, Westin St. Louis, Marriott St. Louis Grand Hotel and Hilton St. Louis Downtown at the Arch.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

35

315 Chestnut Street St. Louis, MO 63102	Collateral Asset Summary – Loan No. 2 Hyatt Regency St. Louis at The Arch	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.4% 1.80x 12.9%

Historical Occupancy, ADR, RevPAR – Competitive Set(1)
	Hyatt Regency St. Louis Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 December 2015	70.4%	$138.31	$97.32	61.6%	$141.79	$87.30	114.3%	97.5%	111.5%
T-12 December 2014	71.8%	$133.10	$95.60	64.7%	$135.98	$88.04	110.9%	97.9%	108.6%
T-12 December 2013	73.0%	$121.02	$88.30	64.6%	$127.57	$82.42	112.9%	94.9%	107.1%
T-12 December 2012	69.4%	$110.88	$76.95	62.1%	$122.87	$76.33	111.7%	90.2%	100.8%
(1)	Source: Hospitality research report.

Competitive Set(1)
Name	Hyatt Regency St. Louis Property	Marriott St. Louis Grand Hotel	Hilton St. Louis at The Ballpark	Hilton St. Louis Downtown at The Arch	Westin St. Louis	Crowne Plaza St. Louis Downtown	Doubletree St. Louis Union Station Hotel
# of Rooms	910	917	670	195	255	440	537
Location	St. Louis, MO	St. Louis, MO	St. Louis, MO	St. Louis, MO	St. Louis, MO	St. Louis, MO	St. Louis, MO
Year Opened	2008	1917	1979	2005	2001	1975	1985
Occupancy(2)	70.4%	63.0%	71.0%	71.0%	82.0%	50.0%	55.0%
ADR(2)	$138.31	$135.00	$137.00	$145.00	$177.20	$82.00	$130.60
RevPAR(2)	$97.32	$85.05	$97.27	$102.95	$145.30	$41.00	$71.83
Meeting Space	79,879	55,000	40,000	5,000	13,075	16,255	100,000
Restaurant	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Café/Lounge	Yes	Yes	No	Yes	Yes	Yes	Yes
Swimming Pool	No	Yes	Yes	No	No	Yes	Yes
Fitness Center	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Gift/Sundry Shop	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Business Center	Yes	Yes	Yes	Yes	Yes	Yes	Yes
(1)	Source: Appraisal.

(2)	Occupancy, ADR and RevPAR for the Hyatt Regency St. Louis Property are as of T-12 December 2015 from a hospitality research report. Occupancy, ADR and RevPAR for the competitive set are estimated as of T-12 December 2014 from the appraisal.

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	T-12 1/31/2016	U/W	U/W per Room(1)
Occupancy	73.0%	71.8%	70.4%	69.6%	69.6%
ADR	$121.03	$133.09	$138.32	$137.81	$137.81
RevPAR	$88.30	$95.60	$97.32	$95.89	$95.89
Room Revenue	$29,330,459	$31,753,044	$32,325,472	$31,848,435	$31,848,435	$34,998
F&B Revenue	17,573,163	19,587,473	17,505,396	17,772,903	17,772,903	19,531
Other Revenue(2)	2,626,908	2,923,237	2,261,883	2,278,291	2,278,291	2,504
Total Revenue	$49,530,530	$54,263,754	$52,092,751	$51,899,629	$51,899,629	$57,033
Operating Expenses	22,563,149	23,604,684	21,634,388	21,457,369	21,457,369	23,580
Undistributed Expenses	13,364,483	14,160,211	14,474,085	14,406,068	14,462,447	15,893
Gross Operating Profit	$13,602,898	$16,498,858	$15,984,278	$16,036,192	$15,979,813	$17,560
Total Fixed Charges	1,628,633	1,569,422	1,801,278	1,822,541	1,887,796	2,075
Net Operating Income	$11,974,265	$14,929,436	$14,183,000	$14,213,651	$14,092,017	$15,486
FF&E	1,915,156	2,095,159	2,010,966	2,000,820	2,075,985	2,281
Net Cash Flow	$10,059,109	$12,834,277	$12,172,034	$12,212,831	$12,016,032	$13,204
(1)	U/W per Room is based on a total of 910 rooms.

(2)	Other Revenue includes parking revenue, rental revenue and other miscellaneous items.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

36

315 Chestnut Street St. Louis, MO 63102	Collateral Asset Summary – Loan No. 2 Hyatt Regency St. Louis at The Arch	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.4% 1.80x 12.9%

Property Management. The Hyatt Regency St. Louis Property is managed by the Hyatt Corporation.

Lockbox / Cash Management. The Hyatt Regency St. Louis Whole Loan is structured with a springing hard lockbox and springing cash management. A hard lockbox, in-place cash management and an excess cash flow sweep will be triggered upon (i) an event of default or (ii) the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.10x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least equal to 1.15x.

Initial Reserves. At origination, the borrower deposited $1,815,000 into a tax reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to make deposits of 1/12 of the required annual taxes, which currently equates to $151,250, into a tax reserve account. Additionally, if (i) an event of default exists, (ii) the Hyatt Regency St. Louis Property is not being insured under an acceptable blanket insurance policy, (iii) the blanket insurance policy premiums are not being paid annually in advance or (iv) the borrower has not given the lender evidence of an acceptable renewal policy at least two business days prior to the current policy’s expiration date, then the borrower will be required to deposit on each payment date 1/12 of the estimated insurance premiums for the following 12 months. Furthermore, if the Hyatt Corporation is not reserving for FF&E expenditures in accordance with the provisions in the Hyatt Regency St. Louis Property Management Agreement or the lender has not been given first priority security interest in the FF&E reserves, the borrower is required to reserve a monthly FF&E reserve of 4.0% of 1/12 of the projected annual gross revenues of the Hyatt Regency St. Louis Property.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. The Hyatt Regency St. Louis Whole Loan documents permit future mezzanine financing after November 6, 2016, provided among other things, based on the Hyatt Regency St. Louis Whole Loan and the related mezzanine loan, (i) the debt service coverage ratio is greater than or equal to 1.93x and (ii) the debt yield is no less than 11.8%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

37

315 Chestnut Street St. Louis, MO 63102	Collateral Asset Summary – Loan No. 2 Hyatt Regency St. Louis at The Arch	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.4% 1.80x 12.9%

St. Peters
St. Charles
Bridgeton
Florissant
Hazelwood
Lambert-St Louis International Airport
Maryland Heights
Overland
St. Louis
Creve Coeur
Clayton
Chesterfield
Des Peres
Webster Groves
Ballwin
Kirkwood
Cahokia
Fenton
COLUMBUS SQUARE
RIVERSIDE NORTH
Four Seasons
Lumiere Place Casino
Hotel Lumiere
M.L.K. BRIDGE
LACLEDES LANDING
EADS BRIDGE
St Louis Convention Center
Edward Jones Dome
Ramada Plaza Hotel
St Louis Post Dispatch
M.L.K. DR
CONVENTION PLAZA
Drury Inn & Suites
LUCAS AVE
Globe News Paper Bldg
America's Center
Embassy Suites
555 Wash.
Hampton Inn
WASHINGTON AVE
Lucas Lofts
Renaissance Grand
Merchandise Apartments
US Bank Plaza
Mercantile Exchange
Gateway EDI
WS Hotel
WASHINGTON AVE / GARMENT
ST CHARLES ST
Orpheum Theater
Federal Reserve
Hyatt Regency
St. Louis at The Arch
315 Chestnut Street
St. Louis, MO 63102
LOCUST ST
St Louis Library
St. Louis
Old Post Office
Railway Exchange Building
Marquette Bldg
Mansion House
1111 Olive
OLIVE ST
Hilton St Louis
Crowne Plaza
Mark Twain Hotel
Laclede Gas
CENTRAL BUSINESS DISTRICT
PINE ST
Soldiers Memorial Military Museum
Kaufman Park
Eternal Flame Park
One AT&T Center
CHESTNUT ST
Gateway One
Old Courthouse
Park over the Highway (2015)
The Gateway Arch
CIVIC CENTER
Civil Courts
Poelker Park
Gateway Mall
Kiener Plaza
MARKET ST
Peabody Opera House
Mel Carnahan Courthouse
Bank of America Plaza
700 Market
Hilton St Louis at the Ballpark
Greensfelder Building
Drury Plaza Hotel at the Arch
Jefferson National Expansion Memorial
St Louis City Hall
WALNUT ST
Scottrade Center
City Jail
US District Court
Ballpark Village
Old Cathedral
Millennium Hotel
CUPPLES STATION / BALLPARK
CLARK AVE
St Louis Fire Dept.
Westin St Louis
SPRUCE ST
Robert A. Young Federal Building
Sheraton St Louis City Center
Busch Stadium
CHOUTEAU
Mississippi River
CARTIFACT
MAP © 2015 CARTIFACT · DATA © OSM

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

38

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39

215 West 34th Street and 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 3 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 54.2% 1.88x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40

215 West 34th Street and 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 3 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 54.2% 1.88x 8.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Jack Dushey
Borrower:	34th Street Penn Association LLC
Original Balance(1):	$45,000,000
Cut-off Date Balance(1):	$45,000,000
% by Initial UPB:	5.4%
Interest Rate:	4.2210%
Payment Date:	6th of each month
First Payment Date:	February 6, 2016
Maturity Date:	January 6, 2026
Amortization:	Interest Only
Additional Debt(1):	$85,000,000 Pari Passu Debt
Call Protection(2):	L(28), D(87), O(5)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$290,167	$290,167
Insurance:	$24,490	$12,245
Replacement:	$0	$979
TI/LC:	$0	Springing
FF&E:	$0	Springing
Planet Fitness Free Rent:	$225,000	$0

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$433
Balloon Balance / Sq. Ft.:	$433
Cut-off Date LTV:	54.2%
Balloon LTV:	54.2%
Underwritten NOI DSCR:	1.90x
Underwritten NCF DSCR:	1.88x
Underwritten NOI Debt Yield:	8.1%
Underwritten NCF Debt Yield:	8.0%
Underwritten NOI Debt Yield at Balloon:	8.1%
Underwritten NCF Debt Yield at Balloon:	8.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Retail / Leased Fee Hospitality
Collateral(5):	Fee Simple
Location:	New York, NY
Year Built / Renovated:	2010–2015 / NAP
Total Sq. Ft.(5):	300,287
Property Management:	Jenel Management Corp.
Underwritten NOI(6):	$10,548,557
Underwritten NCF:	$10,458,527
Appraised Value(7):	$240,000,000
Appraisal Date:	October 30, 2015

Historical NOI(6)
Most Recent NOI:	$5,570,095 (T-12 September 30, 2015)
2014 NOI:	$6,156,423 (December 31, 2014)
2013 NOI:	$5,544,427 (December 31, 2013)
2012 NOI:	$4,295,387 (December 31, 2012)

Historical Occupancy(8)
Most Recent Occupancy:	100.0% (October 1, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
(1)	The 215 West 34th Street & 218 West 35th Street Whole Loan is evidenced by three pari passu notes in the aggregate original principal amount of $130.0 million. The controlling Note A-1, with an original principal balance of $45.0 million, will be included in the CFCRE 2016-C4 mortgage trust. The related companion loans have an aggregate original principal balance of $85.0 million and are evidenced by two non-controlling notes. For additional information on the pari passu companion loans, see “The Loan” below.
(2)	There are no releases permitted.
(3)	See “Initial Reserves” and “Ongoing Reserves” below.
(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 215 West 34th Street & 218 West 35th Street Whole Loan.
(5)	The borrower owns (i) a fee simple interest in approximately 78,287 sq. ft. of retail space and (ii) a leased fee interest in the land and improvements consisting of a 222,000 sq. ft. hotel, subject to a 68-year lease on the improvements with a tenant (an affiliate of the borrower) who operates a recently developed 350-key Renaissance by Marriott hotel.
(6)	The increase from Historical NOI to Underwritten NOI is primarily the result of the commencement of (i) ground rent associated with the hotel improvements and (ii) retail rent associated with Planet Fitness. Both spaces were developed in 2015.
(7)	The appraisal concluded a $240.0 million “As-Is” appraised value comprised of $175.7 million for the retail component and $64.3 million for the leased fee hotel component. Additionally, the appraisal concluded a land value of $196.0 million for the entire site.
(8)	The 215 West 34th Street & 218 West 35th Street Property was developed in stages between 2010 and 2015. Historical Occupancy reflects the occupancy based on the available sq. ft. at that time.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

41

215 West 34th Street and 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 3 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 54.2% 1.88x 8.1%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

Leased Fee Hotel – Renaissance by Marriott(2)	NR/NR/NR	222,000	73.9%	$10.64	19.7%	10/28/2083
DSW Shoes	NR/NR/NR	37,108	12.4%	$90.39	28.0%	1/31/2028
Planet Fitness(3)	NR/NR/NR	15,350	5.1%	$58.63	7.5%	6/30/2030
Party City(4)	NR/Baa2/BBB(5)	11,865	4.0%	$104.09	10.3%	10/31/2021
Joe Fresh(6)	NR/NR/BBB	8,572	2.9%	$285.92	20.5%	1/31/2021
Payless Shoes	NR/NR/NR	5,392	1.8%	$310.00	14.0%	1/31/2022
Total Occupied Collateral		300,287	100.0%	$39.88	100.0%
Vacant		0	0.0%
Total		300,287	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The borrower has a leased fee interest in the land and improvements consisting of a 350-key, 222,000 sq. ft. hotel, subject to a 68-year lease with 34th Hotel Ventures LLC, an affiliate of the borrower, which tenant operates the hotel. U/W Base Rent per sq. ft. represents the tenant’s average rent through the 215 West 34th Street & 218 West 35th Street Whole Loan term.
(3)	Planet Fitness is in occupancy but not paying rent. Rent commences in May 2016. At origination, the borrower deposited $225,000 into a Planet Fitness Free Rent reserve account for such free rent. See “Initial Reserves” herein.
(4)	Party City subleases the entirety of its space from Duane Reade, whose lease is guaranteed by Walgreens. The lease for Duane Reade expires on 10/31/2031 with one 10-year extension option. The sublease between Party City and Duane Reade commenced on February 23, 2012 and expires on October 31, 2021 with a 10-year extension option. The average annual rent under the Duane Reade lease of $104.09 per sq. ft. was underwritten. Annual rent under the Party City sublease is approximately $94.82 per sq. ft.
(5)	Reflects Walgreens’ rating, which is the parent company of Duane Reade.
(6)	The Joe Fresh space is currently dark but current on rent payments. The tenant intends to sublease its space as a result of a corporate initiative to close brick and mortar locations in the U.S. (including two recently vacated locations on 5th Avenue in New York City). The lease through 2021 is guaranteed by Loblaw Companies Limited (TSE:L) (“Loblaw”) (rated NR/NR/BBB by Fitch/Moody’s/S&P), the parent company of Joe Fresh. Loblaw is the largest food retailer in Canada. Further, the tenant has a marketing agreement in-place with the borrower to re-lease the space under which, Joe Fresh (guaranteed by Loblaw) is responsible for up to $66 per sq. ft. in tenant improvements, any leasing commissions and up to six months of free rent in the event the space is re-leased. In-place base rent under the Joe Fresh lease is $278.94 per sq. ft., which is approximately 10.4% below the appraisal’s concluded market rent of $311.34 per sq. ft.
Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	2	20,437	6.8%	20,437	6.8%	$180.36	30.8%	30.8%
2022	1	5,392	1.8%	25,829	8.6%	$310.00	14.0%	44.7%
2023	0	0	0.0%	25,829	8.6%	$0.00	0.0%	44.7%
2024	0	0	0.0%	25,829	8.6%	$0.00	0.0%	44.7%
2025	0	0	0.0%	25,829	8.6%	$0.00	0.0%	44.7%
2026	0	0	0.0%	25,829	8.6%	$0.00	0.0%	44.7%
Thereafter	3	274,458	91.4%	300,287	100.0%	$24.11	55.3%	100.0%
Vacant	NAP	0	0.0%	300,287	100.0%	NAP	NAP
Total / Wtd. Avg.	6	300,287	100.0%			$39.88	100.0%

(1)	Certain tenants may have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

42

215 West 34th Street and 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 3 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 54.2% 1.88x 8.1%

The Loan. The 215 West 34th Street & 218 West 35th Street whole loan (the “215 West 34th Street & 218 West 35th Street Whole Loan”) is a fixed rate loan with an original principal balance of $130.0 million secured by a 40-story mixed-use tower located between 7th and 8th Avenue in New York, New York (the “215 West 34th Street & 218 West 35th Street Property”) comprised of (i) the borrower’s fee simple interest in 78,287 sq. ft. of retail space and (ii) the borrower’s leased fee interest in the land and improvements consisting of a 222,000 sq. ft. hotel, subject to a 68-year lease (the “Hotel Lease”) with 34th Hotel Ventures LLC, an affiliate of the borrower, which tenant (the “Hotel Improvements Leasehold Owner”) operates a 350-key Renaissance by Marriott hotel. The 215 West 34th Street & 218 West 35th Street loan is evidenced by the controlling Note A-1, with an original principal balance of $45.0 million (the “215 West 34th Street & 218 West 35th Street Loan”), which will be included in the CFCRE 2016-C4 mortgage trust. The pari passu non-controlling Note A-2 and Note A-3 with a combined aggregate original balance of $85.0 million were contributed to the CGCMT 2016-GC36 and CFCRE 2016-C3 securitization trusts, respectively.

The relationship between the holders of the 215 West 34th Street & 218 West 35th Street Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–215 West 34th Street & 218 West 35th Street Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$45,000,000	$45,000,000	CFCRE 2016-C4	Yes
Note A-2	$45,000,000	$45,000,000	CGCMT 2016-GC36	No
Note A-3	$40,000,000	$40,000,000	CFCRE 2016-C3	No
Total	$130,000,000	$130,000,000

The 215 West 34th Street & 218 West 35th Street Whole Loan has a 10-year term and is interest only throughout the term. The 215 West 34th Street & 218 West 35th Street Loan accrues interest at a fixed rate equal to 4.2210% and has a cut-off date balance of $45.0 million. Loan proceeds were used to retire existing debt of approximately $42.8 million, fund upfront reserves, pay closing costs and return approximately $80.2 million of equity to the sponsor. Based on the “As-Is” appraised value of $240.0 million as of October 30, 2015 the cut-off date LTV ratio is 54.2%. The most recent financing of the 215 West 34th Street & 218 West 35th Street Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$130,000,000	100.0%	Return of Equity(1)	$80,161,596	61.7%
			Loan Payoff	$42,803,420	32.9%
			Closing Costs	$6,495,327	5.0%
			Reserves	$539,657	0.4%
Total Sources	$130,000,000	100.0%	Total Uses	$130,000,000	100.0%
(1)	Since 2012, the borrower sponsor has invested approximately $126.0 million to develop the 215 West 34th Street & 218 West 35th Street Property, which includes approximately $20.0 million for the retail component.

The Borrower / Sponsor.  The borrower, 34th Street Penn Association LLC, is a single purpose New York limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The borrower is an entity controlled via a joint partnership between the Dushey, Adjmi and Cayre families. The sponsor of the borrower and nonrecourse carve-out guarantor is Jack Dushey.

Jack Dushey is the founder and chairman of Jenel Management Corporation (“Jenel”). Founded in 1985, Jenel is a privately held real estate investment and management company based in New York City. Jenel owns and manages over 90 properties totaling more than 3.0 million sq. ft. consisting primarily of retail space.

The Adjmi family’s portfolio consists of over 100 retail, office, shopping centers, residential and development projects, totaling approximately 12.0 million sq. ft. The Cayre family owns and manages over 2.5 million sq. ft. of commercial real estate.

The Property. The 215 West 34th Street & 218 West 35th Street Property is a Class A, 40-story mixed-use tower located between 7th Avenue and 8th Avenue in New York, New York. The first four floors (plus the basement floor) are comprised of 78,287 sq. ft. of retail space that is 100.0% leased to five tenants. A portion of the fourth floor and all of the fifth through 40th floors (totaling 220,000 sq. ft.), are leased to the Hotel Improvements Leasehold Owner and are occupied by a recently developed 350-key Renaissance by Marriott Hotel.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

43

215 West 34th Street and 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 3 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 54.2% 1.88x 8.1%

Retail Improvements (78,287 sq. ft., 26.1% of NRA, 80.3% of U/W Base Rent)

Developed in phases between January 2012 and December 2015, the retail portion of the 215 West 34th Street & 218 West 35th Street Property features 78,287 sq. ft. of retail space located on the ground floor as well as three upper levels and a lower sub-grade level. Approximately 62,937 sq. ft. has frontage along 34th Street and 15,350 sq. ft. has frontage along 35th Street. The retail space is currently 100.0% leased to five tenants with suite sizes ranging from 5,392 sq. ft. to 37,108 sq. ft.

The largest retail tenant, DSW Shoes, occupies 37,108 sq. ft., or 47.4% of retail NRA and accounts for 34.9% of retail underwritten base rent. The second largest retail tenant, Planet Fitness, occupies 15,350 sq. ft., 19.6% of retail NRA and accounts for 9.4% of retail underwritten base rent. The third largest retail tenant, Party City (subleased from Duane Reade), occupies 11,865 sq. ft., or 15.2% of retail NRA and accounts for 12.8% of retail underwritten base rent.

Leased Fee Hotel Improvements (222,000 sq. ft., 73.9% of NRA, 19.7% of U/W Base Rent)

Developed between July 2013 and December 2015, the hotel portion of the 215 West 34th Street & 218 West 35th Street Property features 222,000 sq. ft. of hotel improvements situated on floors four through 40. The 350-key hotel, which is not part of the collateral for the 215 West 34th Street & 218 West 35th Street Whole Loan, opened for business on March 21, 2016 and operates as a Renaissance by Marriott. Hotel amenities include a full-service restaurant and lounge, 8,000 sq. ft. deck with a retractable roof, access to the Planet Fitness gym and five meeting rooms totaling 4,500 sq. ft. of total meeting space, among other things.

The hotel improvements are 100.0% leased to the Hotel Improvements Leasehold Owner, which consists of three members: (i) Jenel Management Corp. (approximately 60.0% and the managing member), an affiliate of the borrower, (ii) Stonebridge Companies (approximately 20.0%) and (iii) Kenneth Hart (approximately 20.0%). In May 2013, the Hotel Improvements Leasehold Owner executed a 68-year lease with a rent commencement date of November 1, 2015 and lease expiration of October 28, 2083. Initial annual lease payment is approximately $2.3 million, with 10.0% escalations every six years.

The hotel is subject to a 30-year franchise agreement with Marriott International, Inc. and is managed by 365 Management Company, LLC, a subsidiary of Stonebridge Companies (“Stonebridge”). Founded in 1991, Stonebridge is a privately owned, hotel owner, operator and developer headquartered near Denver, Colorado. The company’s current portfolio includes 45 hotels with 7,000 rooms nationwide.

Environmental Matters. The Phase I environmental report dated November 12, 2015 recommended no further action at the 215 West 34th Street & 218 West 35th Street Property.

The Market. The 215 West 34th Street & 218 West 35th Street Property is situated along West 34th Street in the Penn Station/Herald Square neighborhood of New York, New York. The neighborhood includes Penn Station, the Empire State Building, Madison Square Garden, Hudson Yards (currently under construction) and the 34th Street retail corridor, which features Macy’s, H&M, Zara, Gap, Uniqlo, Old Navy and Banana Republic. The 215 West 34th Street & 218 West 35th Street Property is located less than one block from the 1,2,3 and A,C,E trains. According to a third party report, the hourly foot traffic on the northwest corner of 7th Avenue and West 34th Street in August 2014 was approximately 17,000 individuals.

Retail Improvements

The 215 West 34th Street & 218 West 35th Street Property is located in the Penn Plaza retail submarket of Manhattan’s midtown area. As of 2Q 2015, the Penn Plaza submarket reported an average rental rate of $119.76 with a vacancy rate of 1.8%. The appraisal determined a blended retail market rent to be $141.11 per sq. ft., which is approximately 18.5% above in-place retail base rent, with a vacancy rate of 3.0%.

The appraisal analyzed a set of 10 comparable retail leases within the immediate competitive area of the 215 West 34th Street & 218 West 35th Street Property. The appraisal indicated that grade-level retail rents for the 215 West 34th Street & 218 West 35th Street Property would range from $350 to $400 per sq. ft. and off-grade spaces would range from $75 to $150 per sq. ft. The below chart represents the blended rent for each comparable tenant.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

44

215 West 34th Street and 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 3 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 54.2% 1.88x 8.1%

Comparable Set(1)
Property	Tenant	Start Date	Size (Sq. Ft.)	Rental Rate
215 West 34th Street & 218 West 35th Street Property	Various	Various	78,287(2)	$122.78(3)
5 Penn Plaza	TD Bank	May 2015	3,882	$400.00
1400 Broadway	Chipotle	February 2015	2,901	$151.28
1 Herald Square	Verizon	December 2014	6,600	$666.67
5 Penn Plaza	CVS	August 2014	9,655	$300.00
44 West 34th Street	Lush	June 2014	3,326	$375.30
32 West 34th Street	Journeys Shoes	November 2013	7,200	$243.06
1333 Broadway	Urban Outfitters	June 2013	50,456	$122.88
1 Herald Square	H&M	June 2013	50,700	$364.79
144 West 37th Street	Balade	May 2015	2,500	$57.60
498 Seventh Avenue	JBLA Fashion	May 2015	4,369	$41.29

(1)	Source: Appraisal.
(2)	Represents the total sq. ft. of the retail component.
(3)	Represents the weighted average U/W base rent for the retail component.

Leased Fee Hospitality Improvements

The hotel, which is not part of the collateral for the 215 West 34th Street & 218 West 35th Street Whole Loan, is a full-service hotel situated in Midtown Manhattan.

The Hotel Improvements Leasehold Owner’s projected year-one budget net cash flow, inclusive of a 4.0% FF&E adjustment, is approximately $13.6 million. This excludes the approximately $2.3 million ground rent payment, which represents approximately 6.7% of budgeted total revenue.

Cash Flow Analysis of Non-Collateral Improvements(1)
	Year 1 Budget	Budget per Room(2)
Occupancy	79.0%
ADR	$318.00
RevPAR	$251.22

Room Revenue	$32,181,282	$91,947
F&B Revenue	900,000	2,571
Other Revenue	633,558	1,810
Total Revenue	$33,714,840	$96,328
Operating Expenses	7,149,426	20,427
Undistributed Expenses	9,255,738	26,445
Gross Operating Profit	$17,309,676	$49,456
Total Fixed Charges	2,391,227	6,832
Net Operating Income	$14,918,449	$42,624
FF&E(3)	1,348,594	3,853
Net Cash Flow	$13,569,855	$38,771
(1)	Source: Hotel Improvements Leasehold Owner.
(2)	Based on 350 Keys.
(3)	Assumes 4.0% FF&E.

According to a third party market research firm, the competitive set for the hotel component reported occupancy, ADR and RevPAR of 92.2%, $290.52 and $267.73, respectively, as of November 2015. The competitive set includes the Courtyard New York Manhattan 5th Avenue, Courtyard New York Manhattan Times Square, Renaissance New York Times Square Hotel, Westin New York @ Times Square, Hilton Times Square, Kimpton Hotel Eventi and the Residence Inn New York Manhattan Times Square.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

45

215 West 34th Street and 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 3 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 54.2% 1.88x 8.1%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	2014	T-12 9/30/2015	U/W(1)	U/W PSF
Retail Base Rent(1)	$4,970,794	$6,256,913	$7,244,378	$7,632,024	$9,611,718	$32.01
Leased Fee Hospitality Base Rent(2)	0	0	0	0	2,362,500	7.87
Value of Vacant Space	0	0	0	0	0	0.00
Gross Potential Rent	$4,970,794	$6,256,913	$7,244,378	$7,632,024	$11,974,218	$39.88
Total Recoveries	36,843	168,161	350,989	586,487	2,876,763	9.58
Less: Vacancy(3)	0	0	0	0	(314,862)	(1.05)
Effective Gross Income	$5,007,637	$6,425,074	$7,595,367	$8,218,511	$14,536,119	$48.41
Total Operating Expenses	712,250	880,647	1,438,944	2,648,416	3,987,562	13.28
Net Operating Income	$4,295,387	$5,544,427	$6,156,423	$5,570,095	$10,548,557	$35.13
TI/LC	0	0	0	0	78,287	0.26
Capital Expenditures	0	0	0	0	11,743	0.04
Net Cash Flow(4)	$4,295,387	$5,544,427	$6,156,423	$5,570,095	$10,458,527	$34.83
(1)	U/W Retail Base Rent represents base rent associated with the retail component, which includes $125,547 in contractual rent steps through December 31, 2016 and rent averaging of $160,054 for Party City (Duane Reade).
(2)	U/W Leased Fee Hospitality Base Rent represents base rent associated with the hotel component, which includes rent averaging of $112,500 through the 215 West 34th Street & 218 West 35th Street Loan term. In May 2013, the Hotel Improvements Leasehold Owner executed a 68-year lease with an expiration of October 2083. Current annual base rent is $2.25 million with 10.0% escalations every six years.
(3)	U/W Vacancy represents a 3.3% vacancy adjustment on the Gross Potential Rent for the retail component, which is in line with the appraisal’s conclusion. The retail component is 100.0% leased to five retail tenants.
(4)	The increase in Net Cash Flow from T-12 9/30/2015 to U/W is primarily the result of the rent commencement associated with the newly constructed hotel improvements and the lease with Planet Fitness.

Property Management. The 215 West 34th Street & 218 West 35th Street Property is managed by Jenel Management Corp., an affiliate of the borrower.

Lockbox / Cash Management. The 215 West 34th Street & 218 West 35th Street Whole Loan is structured with a hard lockbox and springing cash management. In place cash management will occur upon (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or property manager or (iii) the failure by the borrower after the end of two consecutive calendar quarters to maintain an NOI debt yield of at least 6.0% until the NOI debt yield is at least equal to 6.5% for two consecutive calendar quarters. A full excess cash flow sweep will occur upon the commencement of an event in clauses (i) or (ii) above.

Initial Reserves. At loan origination, the borrower deposited (i) $290,167 into tax reserve account, (ii) $24,490 into an insurance reserve account and (iii) $225,000 into a Planet Fitness free rent reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves in an amount equal to (i) 1/12 of the estimated annual real estate taxes, which currently equates to $290,167, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $12,245, (iii) $979 into a replacement reserve account and (iv) if at any time during the term of the 215 West 34th Street & 218 West 35th Street Loan, the NOI debt yield is less than 6.0%, $6,530 monthly into a rollover reserve account. If the Hotel Lease is terminated, the borrower is required to deposit an amount equal to the greater of (i) 4.0% of the prior month’s gross revenues and (ii) the then-current amount required by the franchise agreement for capital expenditures and the repair and replacement of FF&E.

Notwithstanding the foregoing, so long as no Hotel Lease Trigger has occurred and the Hotel Improvements Leasehold Owner maintains and pays for directly the insurance for the hotel component, the amount that the borrower is required to deposit under the 215 West 34th Street & 218 West 35th Street Loan for insurance premiums will be reduced to an amount equal to 1/12 of the insurance premiums for the retail component and the building (excluding the hotel component).

A “Hotel Lease Trigger” will commence upon (i) an event of default under the Hotel Lease, (ii) written notice by the Hotel Improvements Leasehold Owner of its intention to terminate the Hotel Lease, (iii) after either the borrower or Hotel Improvements Leasehold Owner terminates or cancels the Hotel Lease through legal action without lender consent, (iv) after the Hotel Lease is terminated or cancelled and/or is not in full force and effect or (v) after any bankruptcy or insolvency of the Hotel Improvements Leasehold Owner.

As of the origination of the 215 West 34th Street & 218 West 35th Street Whole Loan, the hotel component had not yet received a temporary certificate of occupancy. On January 29, 2016, the hotel component received its temporary certificate of occupancy.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

46

215 West 34th Street and 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 3 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 54.2% 1.88x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

47

215 West 34th Street and 218 West 35th Street New York, NY 10001	Collateral Asset Summary – Loan No. 3 215 West 34th Street & 218 West 35th Street (Retail / Leased Fee)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 54.2% 1.88x 8.1%

215 West 34th Street &
218 West 35th Street
215 West 34th Street and
218 West 35th Street
New York, NY 10001
DIAMOND ROW
RESTAURANT ROW
THEATER DISTRICT
MIDTOWN
NOMAD
FUR DISTRICT
FLATIRON DISTRICT
W 42ND STREET
E 42ND STREET
W 34TH STREET
E 34TH STREET
W 23RD STREET
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE
FIFTH AVENUE
MADISON AVENUE
BROADWAY
Manhattan Plaza
Theater Row East
Port Authority Bus Terminal
New York Times Building
E-Walk
Times Square
Conde-Nast
Bank of America Tower
Grace Bldg
HBO
500 Fifth
Bryant Park
New York Public Library
Pennsylvania Building
Macy's Herald Square
Herald Square Building
Empire State Building
One Penn Plaza
Moynihan Station
Madison Square Garden
Penn Station
Pennsylvania Hotel
Manhattan Mall (A&S Plaza)
Greeley Square
5 MW by Brookfield
Manhattan West by Brookfield
United States Postal Service Morgan Station
Fashion Institute Of Technology
The Central High School
Madison Square Park
Flatiron Bldg
LINCOLN TUNNEL ENTRANCE & EXIT
New York
MANHATTAN
Midtown
Times Square
Carnegie Hall
Rockefeller Center
United Nations
Empire State Building
Upper West Side
Upper East Side
Metropolitan Museum of Art
Central Park
West New York
Astoria
Long Island City
Hoboken
Jersey City
NYU
SoHo
Financial District
BROOKLYN
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

48

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49

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 4 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.1% 1.99x 10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 4 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 57.1% 1.99x 10.7%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose(1):	Acquisition
Sponsors:	AG Net Lease III Corp.; AG Net Lease III (SO) Corp.
Borrower:	AGNL Exercise, L.L.C.
Original Balance(2):	$45,000,000
Cut-off Date Balance(2):	$45,000,000
% by Initial UPB:	5.4%
Interest Rate:	4.9040%
Payment Date:	6th of each month
First Payment Date:	January 6, 2016
Maturity Date:	December 6, 2025
Amortization:	Interest Only
Additional Debt(2)(3):	$129,300,000 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection(4)(5):	L(29), YM1(87), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(6)
	Initial	Quarterly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Required Repairs(7):	$1,879,873	NAP

Financial Information(8)
Cut-off Date Balance / Sq. Ft.:	$139
Balloon Balance / Sq. Ft.:	$139
Cut-off Date LTV:	57.1%
Balloon LTV:	57.1%
Underwritten NOI DSCR:	2.16x
Underwritten NCF DSCR:	1.99x
Underwritten NOI Debt Yield:	10.7%
Underwritten NCF Debt Yield:	9.9%
Underwritten NOI Debt Yield at Balloon:	10.7%
Underwritten NCF Debt Yield at Balloon:	9.9%

Property Information
Single Asset / Portfolio:	Portfolio of 10 properties
Property Type:	Single Tenant Retail
Collateral:	Fee Simple
Location:	NJ, MA, IL, MN, VA, AL, OH, MO, GA
Year Built / Renovated:	2007-2015 / NAP
Total Sq. Ft.:	1,254,268
Property Management:	Life Time Fitness
Underwritten NOI:	$18,692,075
Underwritten NCF:	$17,249,666
Appraised Value:	$305,200,000
Appraisal Date:	July-August 2015

Historical NOI(1)
In Place NOI(9):	$20,284,400
2014 NOI:	NAV
2013 NOI:	NAV
2012 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	100.0% (May 6, 2016)
2014 Occupancy(10):	100.0% (December 31, 2014)
2013 Occupancy(10):	100.0% (December 31, 2013)
2012 Occupancy(10):	100.0% (December 31, 2012)
(1)	In June 2015, the sole tenant, Life Time Fitness executed a sale-leaseback transaction with the borrower sponsors. Proceeds from the AG Life Time Fitness Portfolio Loan were used to pay down the line of credit that financed the sale-leaseback. As a result, Historical NOI is not available.

(2)	The AG Life Time Fitness Portfolio Whole Loan is evidenced by five pari passu notes in the aggregate original principal amount of $174.3 million. The non-controlling Notes A-3 and A-4-1, with an aggregate original principal balance of $45.0 million, will be included in the CFCRE 2016-C4 mortgage trust. The related companion loans have an aggregate original principal balance of $129.3 million and are evidenced by one controlling note and three non-controlling notes. For additional information on the pari passu companion loans, see “The Loan” below.

(3)	See “Future Mezzanine or Subordinate Indebtedness Permitted” below.

(4)	Partial release is permitted. See “Partial Release” below.

(5)	The lockout period for yield maintenance will be at least 29 payment dates beginning with and including the first payment date of January 6, 2016. Yield maintenance of the full $174.3 million AG Life Time Fitness Portfolio Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) January 6, 2019. The assumed lockout period of 29 payments is based on the expected CFCRE 2016-C4 securitization closing date in May 2016. The actual lockout period may be longer.

(6)	See “Initial Reserves” and “Ongoing Reserves” below. Springing reserves are deposited on a quarterly basis.

(7)	The borrower deposited $1,879,873 into a required repairs reserve account, which represents approximately 110.0% of the engineer’s estimated immediate repairs.

(8)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate AG Life Time Fitness Portfolio Whole Loan.

(9)	In Place NOI represents the current annualized triple-net rent pursuant to a unitary lease covering all of the AG Life Time Fitness Portfolio Properties that commenced in June 2015 and expires in June 2035.

(10)	The 100.0% occupancy figures for 2012-2014 exclude the Westwood property, which was built in 2015 and the 100.0% occupancy figure for 2012 excludes the Vestavia Hills property, which was built in 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

51

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 4 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 57.1% 1.99x 10.7%

Portfolio Summary
Property	Location	Year Built	Sq. Ft.	Allocated Loan Amount ($)(1)	Allocated Loan Amount (%)	Appraised Value(2)	Occupancy(3)
Florham Park	Florham Park, NJ	2008	109,995	$25,826,550	14.8%	$45,200,000	100.0%
Westwood	Westwood, MA	2015	128,000	$25,242,239	14.5%	$43,500,000	100.0%
Vernon Hills	Vernon Hills, IL	2008	140,495	$21,444,217	12.3%	$38,000,000	100.0%
Lakeville	Lakeville, MN	2007	214,646	$17,061,884	9.8%	$29,800,000	100.0%
Sterling	Sterling, VA	2008	112,110	$15,717,968	9.0%	$28,000,000	100.0%
Vestavia Hills	Vestavia Hills, AL	2013	103,647	$14,899,933	8.5%	$25,700,000	100.0%
Beachwood	Beachwood, OH	2010	112,110	$14,257,191	8.2%	$24,800,000	100.0%
Dublin	Dublin, OH	2007	109,045	$13,439,155	7.7%	$23,900,000	100.0%
Ellisville	Ellisville, MO	2008	112,110	$13,263,862	7.6%	$23,300,000	100.0%
Woodstock	Woodstock, GA	2008	112,110	$13,147,000	7.5%	$23,000,000	100.0%
Total / Wtd. Avg.			1,254,268	$174,300,000	100.0%	$305,200,000	100.0%
(1)	Based on the AG Life Time Fitness Portfolio Whole Loan amount.

(2)	The appraisal assigned a hypothetical “dark value” of $220.9 million. The Cut-off Date LTV based on the hypothetical “dark value” is approximately 78.9%.

(3)	Occupancy as of May 6, 2016.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration(3)

Life Time Fitness	NR/Caa1/B	1,254,268	100.0%	$16.17	100.0%	6/30/2035
Total Occupied Collateral		1,254,268	100.0%	$16.17	100.0%
Vacant		0	0.0%
Total		1,254,268	100.0%

(1)	The sole tenant under the lease is Healthy Way of Life III, LLC. Life Time Fitness Inc. (“Life Time Fitness”), the parent company, has guaranteed the obligations of the tenant under the lease. The Moody’s rating shown is the Senior Unsecured (Domestic) class. The Moody’s LT Corporate Family rating is “B2.” Ratings shown are of the parent company. For the purposes of this disclosure, “tenant” refers to Life Time Fitness.

(2)	U/W Base Rent PSF represents Life Time Fitness’ current annual rent of $16.17 per sq. ft. Per the terms of its lease, base rent will increase by 9.93% effective July 1, 2020 and increase by 10.0% every five years thereafter. The lease is structured with four five-year renewal options and no termination options (other than in connection with certain casualty and condemnation events).

(3)	The AG Life Time Fitness Portfolio Properties are currently 100.0% occupied by Life Time Fitness pursuant to a unitary lease covering all of the AG Life Time Fitness Portfolio Properties that expires in June 2035.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(1)	% U/W Base Rent Expiring	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter	1	1,254,268	100.0%	1,254,268	100.0%	$16.17	100.0%	100.0%
Vacant	NAP	0	0.0%	1,254,268	100.0%	NAP	NAP
Total / Wtd. Avg.	1	1,254,268	100.0%			$16.17	100.0%

(1)	Annual U/W Base Rent PSF represents Life Time Fitness’ current annual rent of $16.17 per sq. ft. Per the terms of its lease, base rent will increase by 9.93% effective July 1, 2020 and increase by 10.0% every five years thereafter. The lease is structured with four five-year renewal options and no termination options (other than in connection with certain casualty and condemnation events).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

52

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 4 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 57.1% 1.99x 10.7%

The Loan. The AG Life Time Fitness Portfolio loan (the “AG Life Time Fitness Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 1,254,268 sq. ft., 10-property portfolio of fitness centers located in nine states (each a “Property” or an “AG Life Time Fitness Portfolio Property”, and collectively, the “AG Life Time Fitness Portfolio Properties”) with an original and cut-off date principal balance of $45.0 million, and represents the non-controlling Notes A-3 and A-4-1 of a $174.3 million whole loan (the “AG Life Time Fitness Portfolio Whole Loan”). The AG Life Time Fitness Portfolio Whole Loan is evidenced by five pari passu notes. Note A-1, Note A-2 and Note A-4-2 are pari passu companion loans with an aggregate original balance of $129.3 million. The pari passu controlling Note A-1 and non-controlling Note A-2 were included in the COMM 2016-CCRE28 and CFCRE 2016-C3 securitization trusts, respectively. The non-controlling Note A-4-2 with an original balance of $29.3 million is expected to be held by CCRE or an affiliate and contributed to a future securitization trust.

The relationship between the holders of the AG Life Time Fitness Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–AG Life Time Fitness Portfolio Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$60,000,000	$60,000,000	COMM 2016-CCRE28	Yes
Note A-2	$40,000,000	$40,000,000	CFCRE 2016-C3	No
Note A-3, A-4-1	$45,000,000	$45,000,000	CFCRE 2016-C4	No
Note A-4-2	$29,300,000	$29,300,000	CCRE	No
Total	$174,300,000	$174,300,000

The AG Life Time Fitness Portfolio Whole Loan has a 10-year term and requires interest only payments for the term of the loan. The AG Life Time Fitness Portfolio Whole Loan accrues interest at a fixed rate equal to 4.9040%. In June 2015, the borrower sponsors purchased the AG Life Time Fitness Portfolio Properties for approximately $298.3 million from Life Time Fitness and subsequently leased each of the AG Life Time Fitness Portfolio Properties back to the sole tenant. The borrower sponsors financed the sale-leaseback transaction with approximately $127.3 million in equity as well as the funding from a line of credit. Loan proceeds were used to pay off the borrower sponsors’ line of credit, fund upfront reserves of approximately $1.9 million and pay closing costs. Based on the portfolio appraised value of $305.2 million as of July and August 2015, the cut-off date LTV ratio is 57.1%. The most recent prior financings of the AG Life Time Fitness Portfolio Properties were not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$174,300,000	57.8%	Purchase Price(1)	$298,300,000	98.9%
Sponsor Equity	$127,278,004	42.2%	Reserves	$1,879,873	0.6%
			Closing Costs	$1,398,131	0.5%
Total Sources	$301,578,004	100.0%	Total Uses	$301,578,004	100.0%
(1)	In June 2015, the sole tenant, Life Time Fitness, executed a sale-leaseback transaction with the borrower sponsors. Proceeds from the AG Life Time Fitness Portfolio Whole Loan were used to pay down the line of credit that financed the sale-leaseback.

The Borrower / Sponsors. The borrower is AGNL Exercise, L.L.C., a single purpose Delaware limited liability company, structured to be bankruptcy-remote, with two independent directors in its organizational structure. The borrower, sponsors and the nonrecourse carve-out guarantors are AG Net Lease III (SO) Corp. (7.3%) and AG Net Lease III Corp. (92.7%), on a several basis only. Such carve-out guarantors are severally liable for their respective guarantor percentage share based on their proportionate indirect ownership interest in the borrower (indicated above), which percentage may change in connection with permitted transfers. In addition, with respect to environmental liability pursuant to the environmental indemnity agreement, the borrower and the guarantors’ liability is limited to the outstanding principal balance of the AG Life Time Fitness Portfolio Loan (at the time the liability occurs) multiplied by the allocated loan amount percentage for the affected Property.

AG Net Lease III Corp. and AG Net Lease III (SO) Corp. are subsidiaries of Angelo, Gordon & Co. Angelo, Gordon & Co. is a privately held registered investment advisor dedicated to alternative investing founded in 1988 that currently manages assets of approximately $27.0 billion. Since 1993, Angelo, Gordon & Co. has acquired over $13.0 billion of properties.

The Properties. The AG Life Time Fitness Portfolio Properties consist of 10 Class A single tenant fitness centers containing 1,254,268 sq. ft. located in New Jersey, Massachusetts, Illinois, Minnesota, Ohio (two properties), Alabama, Virginia, Georgia and Missouri. The AG Life Time Fitness Portfolio Properties were built-to-suit by the tenant between 2007 and 2015 and range in size from 103,647 to 214,646 sq. ft. with an average size of 125,427 sq. ft. The AG Life Time Fitness Portfolio Properties operate as full-service health clubs with amenities such as indoor and outdoor swimming pools, racquetball and squash courts, basketball courts, weight training areas, yoga and cycle studio rooms, day care facilities, men’s and women’s locker rooms, cafes and spas.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

53

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 4 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 57.1% 1.99x 10.7%

Collateral Summary
Property	State	Open Date	Sq. Ft.		Proximate City
Florham Park	NJ	November 2008	109,995		New York City – 26.4 miles
Westwood	MA	July 2015	128,000		Boston – 19.5 miles
Vernon Hills	IL	September 2008	140,495		Chicago – 34.4 miles
Lakeville	MN	June 2007	214,646	(1)	Minneapolis – 23.3 miles
Sterling	VA	October 2008	112,110		Washington D.C. – 30.3 miles
Vestavia Hills	AL	April 2013	103,647		Birmingham – 8.3 miles
Beachwood	OH	January 2010	112,110		Cleveland – 15.3 miles
Dublin	OH	April 2007	109,045		Columbus – 15.6 miles
Ellisville	MO	June 2008	112,110		St. Louis – 23.9 miles
Woodstock	GA	June 2008	112,110		Atlanta – 30.6 miles
Total / Wtd. Avg.			1,254,268
(1)	Includes a 98,547 sq. ft. indoor tennis facility

Life Time Fitness Amenities Summary(1)
	Florham Park	Westwood	Vernon Hills	Lakeville	Sterling	Vestavia Hills	Beachwood	Dublin	Ellisville	Woodstock
Current Level	Onyx	Diamond	Onyx	Gold	Platinum	Platinum	Gold	Gold	Gold	Gold
LifeCafé	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
LifeSpa	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Medi-spa	No	No	Yes	Yes	Yes	Yes	No	Yes	No	No
LifeClinic	No	No	No	Yes	No	No	No	Yes	No	No
Activity Center	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Child Center	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Rock Wall	Yes	No	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes
Indoor Pool	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Outdoor Pool	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Basketball Courts	2	2	2	2	2	2	2	2	0	2
Studios	2	2	2	2	2	2	2	2	2	2
Cycle Studios	1	1	1	1	1	1	1	1	1	1
Yoga Studios	1	1	1	1	1	1	1	1	1	1
Pilates	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Racquetball	No	No	No	No	Yes	No	No	Yes	No	No
Squash	Yes	No	Yes	Yes	No	No	No	Yes	No	Yes
Tennis	No	No	No	Yes	No	Yes	No	No	No	No
(1)	Source: Appraisal.

Life Time Fitness is a privately held, health and lifestyle company that was founded in 1992. As of November 1, 2015, Life Time Fitness operates 118 centers in 26 states and 35 markets in the United States and Canada. The company offers programs for adults and children in group fitness, yoga, swimming, running, racquetball, squash, tennis, pilates, martial arts, rock climbing, cycling, basketball, and personal training, and also offers weight-loss, nutrition and chiropractic services. Through its LifeCafés, LifeSpas and website, the company also offers nutritional products and educational classes and seminars. In addition, the company publishes a magazine under the Experience Life name that includes articles on nutrition and healthy eating, health and wellness, exercise and active adventure, stress-management and personal development.

As of year-end 2014, Life Time Fitness reported revenues of approximately $1.29 billion, which were approximately 7.0% greater than 2013 revenues.

The Lease. Concurrent with the sale-leaseback transaction, Healthy Way of Life III, LLC, a subsidiary of Life Time Fitness executed a 20-year, triple-net unitary lease, that is guaranteed by Life Time Fitness (the “Lease”). The Lease expires on June 30, 2035, provides for base rent of $20,284,400 ($16.17 per sq. ft.) with contractual increases of 9.93% effective July 1, 2020 and 10.0% every five years thereafter and is structured with four five-year renewal options and no termination options (other than in connection with certain casualty and condemnation events).

The Lease provides the sole tenant with certain limited rights to discontinue operations for a period of less than 180 days (excluding renovations, remodeling or other construction), provided tenant continues to meet all of its obligations under the Lease, including the payment of rent and that during (A) the first five years of the Lease, only one Property may go dark, (B) years 6-10, up to two Properties may go dark, (C) years 11-15, only one Property may go dark and (D) years 16-20 up to two Properties may go dark; provided, however, at no time may more than one Property be dark.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

54

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 4 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 57.1% 1.99x 10.7%

If the sole tenant discontinues operations for more than 180 days, the applicable Property will be deemed a “Non-Economic Facility”, and the tenant is required to (i) deliver, as a security deposit, a letter of credit in an amount equal to two months’ rent (such amount, the “Required Letter of Credit Amount”, and such letter of credit, the “Security Deposit Letter of Credit”) and (ii) either substitute an acceptable replacement property (a “Substitute Property”) for the Non-Economic Facility (provided that only three Substitute Properties are permitted during the initial 10 years of the lease term) or, at borrower’s direction, arrange for a sale of the Non-Economic Property. See “Partial Release” and “Substitution” below.

The tenant will be in default under the Lease in the event that the tenant (i) has not resumed operations at the Non-Economic Facility within nine months after the Property was deemed to be a Non-Economic Facility, (ii) has not provided a Substitute Property prior to the date which is (x) nine months after the Property was deemed to be a Non-Economic Facility, or (y) nine months after the date that borrower instructed the tenant to offer such Non-Economic Facility for sale, or (iii) has not sold the Non-Economic Facility within nine months after the date that borrower instructed the tenant to offer such property for sale. All such terms, conditions and obligations described in this paragraph and the immediately preceding paragraph, are each a “Non-Economic Facility Obligation.”

Once a Property is deemed a Non-Economic Facility, until such Property is substituted or sold as described above, the borrower has the right to terminate the Lease with respect to such Non-Economic Facility and equitably reduce the annual rent by the applicable rent reduction percentage.

Under the Lease, the tenant may change the use at any Property from fitness and fitness/health club related activities to medical office.

Under the Lease the tenant has the right, without borrower or lender consent, to, among other things, (i) assign the Lease to an entity that (a) has a credit rating of not less than “BBB” from S&P, “Baa2” from Moody’s or the equivalent, or (b) delivers an acceptable letter of credit to the borrower in the amount of 12 months of annual rent due under the Lease, which letter of credit is required to be renewed on an annual basis throughout the term of the Lease, (ii) mortgage its leasehold interest, and (iii) make material alterations to a Property; provided that structural alterations generally require the consent of the borrower, which consent may not be unreasonably withheld, conditioned or delayed.

Environmental Matters. The Phase I environmental reports dated July 6, 2015 recommended no further action at the AG Life Time Fitness Portfolio Properties.

The Market. The AG Life Time Fitness Portfolio Properties are located in Ohio, New Jersey, Massachusetts, Illinois, Minnesota, Virginia, Alabama, Missouri and Georgia.

Market Overview(1)
			Rental Rate PSF
Mortgaged Property	Population(2)	Average Household Income(2)	Actual	Market(3)
Florham Park	150,012	$167,618	$27.32	$29.25
Westwood	140,652	$122,070	$22.95	$22.75
Vernon Hills	132,610	$143,690	$17.76	$17.25
Lakeville	122,270	$101,969	$9.25	$10.00
Sterling	177,442	$144,381	$16.32	$17.25
Vestavia Hills	140,302	$107,404	$16.73	$17.50
Beachwood	261,248	$73,646	$14.80	$16.00
Dublin	135,754	$109,414	$14.34	$15.00
Ellisville	120,703	$124,806	$13.77	$14.50
Woodstock	131,910	$114,140	$13.65	$13.75
Wtd. Avg.			$16.17	$16.78
(1)	Source: Appraisal.

(2)	Based on a five-mile radius as of 2014.

(3)	Based on the appraisal’s concluded market rent for the AG Life Time Fitness Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

55

NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 4 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 57.1% 1.99x 10.7%

Cash Flow Analysis.

Cash Flow Analysis (1)
	In Place	U/W	U/W PSF
Base Rent(2)	$20,284,400	$20,284,400	$16.17
Value of Vacant Space	0	0	0.00
Gross Potential Rent	$20,284,400	$20,284,400	$16.17
Total Recoveries	0	0	0.00
Total Other Income	0	0	0.00
Less: Vacancy(3)	0	1,014,220	0.81
Effective Gross Income	$20,284,400	$19,270,180	$15.36
Total Operating Expenses	0	578,105	0.46
Net Operating Income	$20,284,400	$18,692,075	$14.90
TI/LC	1,254,268	1,254,268	1.00
Capital Expenditures	188,140	188,140	0.15
Net Cash Flow	$18,841,992	$17,249,666	$13.75
(1)	In June 2015, the sole tenant, Life Time Fitness executed a sale-leaseback transaction with the borrower sponsors. As a result, historical cash flows are not available.

(2)	U/W Base Rent PSF represents Life Time Fitness’ current annual rent of $16.17 per sq. ft. Per the terms of its lease, base rent will increase by 9.93% effective July 1, 2020 and increase by 10.0% every five years thereafter. The Lease is structured with four five-year renewal options and no termination options.

(3)	U/W Vacancy represents 5.0% of Base Rent. The AG Life Time Fitness Portfolio Properties are currently 100.0% occupied as of May 6, 2016 by Life Time Fitness pursuant to a unitary lease covering all of the AG Life Time Fitness Portfolio Properties that expires in June 2035.

Property Management. The AG Life Time Fitness Portfolio Properties are managed by the tenant, Life Time Fitness.

Lockbox / Cash Management.  The AG Life Time Fitness Portfolio Whole Loan is structured with a hard lockbox and in place cash management. Pursuant to its Lease, the tenant is required to make annual rent payments in quarterly installments. Each quarterly installment of rent is required to be held in a lender controlled cash management account. On each due date occurring immediately after a rent payment date, the loan documents provide that the next two monthly debt service payment amounts will be held in the interest reserve account to be applied to debt service during the months that a rent payment date has not occurred, and any excess amounts will be transferred to the borrower’s operating account.

During a Waterfall Period, any springing reserve amounts together with, among other things, operating expenses, will be applied to payment under the AG Life Time Fitness Portfolio Whole Loan and any excess cash flow will be returned to the borrower. During a Cash Trap Period, all excess cash, after application of funds as required under the loan agreement, will be retained by the lender and held as additional collateral for the AG Life Time Fitness Portfolio Loan.

A “Waterfall Period” will occur (i) upon a Cash Trap Period, (ii) upon the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.50x until the debt service coverage ratio is at least 1.55x for two consecutive calendar quarters or (iii) upon the borrower obtaining mezzanine financing.

A “Cash Trap Period” will occur (i) during any event of default, (ii) during any bankruptcy action of the borrower, guarantors, property manager or the tenant under the Lease or (iii) upon a Life Time Fitness Lease Event.

A “Life Time Fitness Lease Event” will occur (i) upon the occurrence of any bankruptcy action with respect to Life Time Fitness (or the tenant subsidiary), (ii) during the occurrence of any breach or violation of a Non-Economic Facility Obligation or (iii) if the Lease is terminated, expires or is surrendered (except with respect to a partial release or substitution as described under “Partial Release” and “Substitution” below).

Initial Reserves. At loan origination, the borrower deposited $1,879,873 into a required repairs reserve account, which represents approximately 110.0% of the engineer’s estimated immediate repairs.

Ongoing Reserves.  During the occurrence of a Waterfall Period, the borrower is required to deposit quarterly reserves on each payment date after a rent payment date in an amount equal to (i) 1/4 of the estimated annual real estate taxes into a tax reserve account, (ii) 1/4 of the estimated annual insurance premiums into an insurance reserve account, (iii) $47,025 ($0.15 per sq. ft. annually) into the replacement reserve account and (iv) $313,502 ($1.00 per sq. ft. annually) into the TI/LC reserve account. In addition, in the event tenant goes dark and is required to deposit with borrower a Security Deposit Letter of Credit (as more particularly described above, under “The Lease”), the borrower is required to deposit with the lender cash in the Required Letter of Credit Amount, which will

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 4 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 57.1% 1.99x 10.7%

be deposited into the Life Time Fitness reserve account. In lieu of cash, the borrower may (i) deliver to the lender an acceptable letter of credit in an amount equal to the Required Letter of Credit Amount or (ii) grant the lender a first lien and security interest in the Security Deposit Letter of Credit.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  The AG Life Time Fitness Portfolio Whole Loan documents permit an approved mezzanine loan in an amount not to exceed $17.43 million, provided that, among other things, the mezzanine loan (i) has a term that is coterminous with the AG Life Time Fitness Portfolio Whole Loan and (ii) based on the combined principal balances, (a) the loan to value ratio is no more than 58.25%, (b) the debt service coverage ratio is equal to or greater than 2.30x and (c) the debt yield is equal to or greater than 11.50%.

Partial Release. At any time after the lockout period, the borrower may obtain the release of up to five individual AG Life Time Fitness Portfolio Properties, provided, among other things, (i) the borrower pays the Release Amount and (ii) after giving effect to such release, (a) the debt service coverage ratio is greater than or equal to the greater of (x) 2.10x and (y) the debt service coverage ratio immediately prior to the release and (b) the EBITDAR to Rent Ratio of the tenant is equal to or greater than EBITDAR to Rent Ratio prior to the release.

The “Release Amount” means (i) 110% of the applicable allocated loan amount (identified in the “Portfolio Summary” chart above) for the first three Properties to be released and (ii) 115% of the applicable allocated loan amount for the next two Properties to be released, in each case, together with the applicable yield maintenance premium and costs.

“EBITDAR” means for any period, earnings (as defined under GAAP) from continuing operations before payment of federal, state and local taxes, plus interest expense, depreciation and amortization and rents, in each case for such period, computed and calculated in accordance with GAAP.

“EBITDAR to Rent Ratio” means, as of any date, the ratio calculated by lender of (i) the EBITDAR of AG Life Time Fitness Portfolio Properties for the twelve (12) month period ending with the most recently completed calendar quarter, to (ii) the rental payments made by Life Time Fitness to the borrower under the Lease for such period.

Substitution. In connection with the partial release of an individual Property that is in connection with a transfer of such Property to the tenant or another third party, the borrower may substitute up to three Substitute Properties as collateral for the AG Life Time Fitness Portfolio Whole Loan provided, among other things, (i) no event of default has occurred and is continuing, (ii) the Substitute Property has a fair market value that is equal to or greater than the value of the Property being released, (iii) the annual rent and EBITDAR of the Substitute Property is equal to or greater than that of the Property being released and (iv) the Substitute Property is required to have the same allocated unpaid principal balance as the Property being released.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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NJ, MA, IL, MN, VA, AL, OH, MO, GA	Collateral Asset Summary – Loan No. 4 AG Life Time Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 57.1% 1.99x 10.7%

CARTIFACT
CANADA
MN
Minneapolis
WI
MI
Milwaukee
IA
Des Moines
Chicago
Detroit
Cleveland
Buffalo
NY
Albany
VT
NH
ME
Portland
Manchester
MA
Boston
Hartford
CT
RI
Providence
New York
PA
Trenton
Philadelphia
NJ
MD
Baltimore
DE
Washington DC
Indianapolis
Columbus
OH
IN
Cincinnati
Kansas City
MO
IL
St Louis
Louisville
WV
VA
Richmond
KY
Nashville
Knoxville
TN
Durham
Charlotte
NC
AR
Memphis
Chattanooga
Little Rock
Columbia
SC
Atlanta
Birmingham
Macon
MS
AL
GA
Charleston
Shreveport
Jackson
Montgomery
Savannah
TX
LA
Atlantic Ocean
Mobile
Tallahassee
Jacksonville
Lafayette
New Orleans
FL
Orlando
Gulf of Mexico
Tampa
1
2
3
4
5
6
7
8
9
10

AG Life Time Fitness Portfolio

#	Property Name	Address	City/State	Zip Code
1	Life Time - Florham Park, NJ	14 Fernwood Road	Florham Park, NJ	07932
2	Life Time - Westwood, MA	44 Harvard Street	Westwood, MA	02090
3	Life Time - Vernon Hills, IL	680 Woodlands Parkway	Vernon Hills, IL	60061
4	Life Time - Lakeville, MN	18425 Dodd Boulevard	Lakeville, MN	55044
5	Life Time - Sterling, VA	44610 Prentice Drive	Sterling, VA	20166
6	Life Time - Vestavia Hills, AL	3051 Healthy Way	Vestavia Hills, AL	35243
7	Life Time - Beachwood, OH	3850 Richmond Road	Beachwood, OH	44122
8	Life Time - Dublin, OH	3825 Hard Road	Dublin, OH	43016
9	Life Time - Ellisville, MO	3058 Clarkson Road	Ellisville, MO	63017
10	Life Time - Woodstock, GA	14200 Highway 92	Woodstock, GA	30188

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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36 East 4th Street Cincinnati, OH 45202	Collateral Asset Summary – Loan No. 5 Renaissance Cincinnati	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,035,002 59.3% 1.73x 14.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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36 East 4th Street Cincinnati, OH 45202	Collateral Asset Summary – Loan No. 5 Renaissance Cincinnati	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,035,002 59.3% 1.73x 14.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Sussex Holdings, LLC; Columbia Sussex Corporation
Borrowers:	Bartlett Building, LLC; CP Cincinnati OP, LLC
Original Balance(1):	$34,200,000
Cut-off Date Balance(1):	$34,035,002
% by Initial UPB:	4.1%
Interest Rate:	5.3190%
Payment Date:	6th of each month
First Payment Date:	March 6, 2016
Maturity Date:	February 6, 2026
Amortization:	300 months
Additional Debt(1):	$22,690,001 Pari Passu Debt
Call Protection(2):	L(27), D(89), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$73,500	$24,500
Insurance:	$61,508	$9,371
FF&E:	$0	Variable(4)
Required Repairs:	$2,606	NAP
Earnout(5):	$3,500,000	NAP
Seasonality:	$175,000	Springing

Financial Information(6)
Cut-off Date Balance / Room:	$175,619
Balloon Balance / Room:	$133,460
Cut-off Date LTV(7):	59.3%
Balloon LTV(7):	48.1%
Underwritten NOI DSCR:	1.94x
Underwritten NCF DSCR:	1.73x
Underwritten NOI Debt Yield:	14.1%
Underwritten NCF Debt Yield:	12.6%
Underwritten NOI Debt Yield at Balloon(8):	18.6%
Underwritten NCF Debt Yield at Balloon(8):	16.5%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral(9):	Fee Simple
Location:	Cincinnati, OH
Year Built / Renovated:	1901 / 2014
Total Rooms:	323
Property Management:	Columbia Sussex Management, LLC
Underwritten NOI:	$7,998,991
Underwritten NCF:	$7,126,504
“As-Is” Appraised Value(7):	$89,700,000
“As-Is” Appraisal Date(7):	October 30, 2015
“As-Stabilized” Appraised Value(7):	$95,700,000
“As-Stabilized” Appraisal Date(7):	October 30, 2017

Historical NOI(10)
Most Recent NOI:	$8,387,615 (T-12 February 29, 2016)
2015 NOI:	$8,011,366 (December 31, 2015)
2014 NOI:	NAP
2013 NOI:	NAP

Historical Occupancy(10)
Most Recent Occupancy:	63.8% (T-12 February 29, 2016)
2015 Occupancy:	61.9% (December 31, 2015)
2014 Occupancy:	NAP
2013 Occupancy:	NAP

(1)	The Renaissance Cincinnati Whole Loan is evidenced by two pari passu notes in the aggregate original principal amount of $57.0 million. The controlling Note A-1 with an original principal amount of $34.2 million will be included in the CFCRE 2016-C4 mortgage trust The non-controlling Note A-2 with an original balance of $22.8 million will not be included in the trust and is expected to be held by CCRE or an affiliate and contributed in a future securitization. For additional information on the pari passu companion loan, see “The Loan” below.

(2)	The lockout period for defeasance will be at least 27 payment dates beginning with and including the first payment date of March 6, 2016. Defeasance of the full $57.0 million Renaissance Cincinnati Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) March 6, 2020. The assumed lockout period of 27 payments is based on the expected CFCRE 2016-C4 securitization closing date in May 2016. The actual lockout period may be longer.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	See “Ongoing Reserves” below.

(5)	Amounts in the Earnout reserve will be released to the borrowers prior to March 6, 2020, provided, among other things, (i) departmental revenue based on the trailing 12 months is greater than or equal to $19.5 million, (ii) the earnout net cash flow as calculated according to the loan documents is greater than or equal to $6.27 million, (iii) no event of default has occurred and is then continuing and (iv) no cash management period is then continuing.

(6)	DSCR, LTV, Debt Yield and Balance / Room calculations are based on the aggregate Renaissance Cincinnati Whole Loan.

(7)	Cut-off Date LTV is calculated net of the $3.5 million Earnout reserve and using the “As-Is” appraisal value. Based on the “As Stabilized” Appraised Value, the Cut-off Date LTV and Balloon LTV are 59.3% and 45.0%, respectively. The Cut-off Date LTV based on the “As-Is” Appraised Value and Renaissance Cincinnati Whole Loan is 63.2%.

(8)	Underwritten NOI Debt Yield at Balloon and Underwritten NCF Debt Yield at Balloon based on the 2016 unabated taxes of approximately $862,000 are 17.2% and 15.2%, respectively.

(9)	In connection with the receipt of historic tax credits, the Renaissance Cincinnati Property was bifurcated into a fee ownership interest and a leasehold ownership interest. One of the borrowers, Bartlett Building, LLC, owns the fee interest and the other borrower, CP Cincinnati OP, LLC owns the leasehold interest. Each of the borrowers are co-borrowers under the related notes and the Renaissance Cincinnati Loan documents and due to the overlapping structure, the ownership interest is deemed a fee interest.

(10)	The sponsors acquired the building in 2013 and subsequently completed a full renovation to convert the property to a full service Renaissance Marriott. The Renaissance Cincinnati opened in July 2014. As a result, Historical NOI and Historical Occupancy are not applicable prior to such time.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

61

36 East 4th Street Cincinnati, OH 45202	Collateral Asset Summary – Loan No. 5 Renaissance Cincinnati	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,035,002 59.3% 1.73x 14.1%

The Loan. The Renaissance Cincinnati loan (the “Renaissance Cincinnati Loan”) is a fixed rate loan secured by the borrowers’ fee simple and leasehold interest in a 323-room, full service hotel located in Cincinnati, Ohio (the “Renaissance Cincinnati Property”). The Renaissance Cincinnati Loan has an original principal balance of $34.2 million and represents the controlling Note A-1 of a $57.0 million whole loan (the “Renaissance Cincinnati Whole Loan”). The Renaissance Cincinnati Whole Loan is evidenced by two pari passu notes, the controlling Note A-1, with an original principal balance of $34.2 million, which will be included in the CFCRE 2016-C4 mortgage trust, and the non-controlling Note A-2, with an original principal balance of $22.8 million, which will be included in a future securitization trust.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$34,200,000	$34,035,002	CFCRE 2016-C4	Yes
Note A-2	$22,800,000	$22,690,001	CCRE	No
Total	$57,000,000	$56,725,004

The Renaissance Cincinnati Loan has a 10-year term and amortizes on a 25-year schedule. The Renaissance Cincinnati Loan accrues interest at a fixed rate equal to 5.3190% and has a cut-off date balance of approximately $34.0 million. The Renaissance Cincinnati Whole Loan proceeds were used to retire existing debt of approximately $48.8 million, fund upfront reserves of approximately $3.8 million, pay closing costs and return approximately $3.2 million of equity to the borrowers. Based on the “As-Is” appraised value of $89.7 million as of October 30, 2015 and net of the $3.5 million earnout reserve, the cut-off date LTV is 59.3%.The most recent prior financing of the Renaissance Cincinnati Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$57,000,000	100.0%	Loan Payoff	$48,838,636	85.7%
			Reserves	$3,812,614	6.7%
			Closing Costs	$1,173,285	2.1%
			Return of Equity	$3,175,466	5.6%
Total Sources	$57,000,000	100.0%	Total Uses	$57,000,000	100.0%

The Borrowers / Sponsors. The borrowers, Bartlett Building, LLC and CP Cincinnati OP, LLC, are single purpose Delaware limited liability companies structured to be bankruptcy-remote each with two independent directors in its organizational structure. The sponsors of the borrowers and nonrecourse carve-out guarantors are Sussex Holdings, LLC and Columbia Sussex Corporation, jointly and severally, (collectively, “Columbia Sussex”). Founded in 1972, Columbia Sussex is a privately-owned company specializing in owning and operating hospitality properties. Currently, the borrowers own and manage a $2.6 billion portfolio of 39 hospitality assets with the majority having Marriott flags.

The Property. The Renaissance Cincinnati Property is an 18-story, 323-room full service hotel located in Cincinnati, Ohio. Originally developed in 1901 as an office building, the sponsors acquired the building in 2013 and subsequently completed a full renovation to convert the property to a full service Renaissance Marriott for a total cost of approximately $51.9 million. ($160,681 per key). The Renaissance Cincinnati Property opened in July 2014. The room mix consists of 115 king-bedded rooms, 154 queen/queen-bedded rooms, 41 suites and 13 ADA guestrooms.

Amenities throughout the hotel include a fitness center, full-service business center, lounge, 12,290 sq. ft. of meeting space that can accommodate eight different breakout rooms and host up to 700 individuals, wireless internet in public spaces, concierge service and valet parking. Additionally, the Renaissance Cincinnati Property features the D. Burnham’s, a casual dining restaurant offering three-meals per day.

The market mix for the Renaissance Cincinnati Property is comprised of approximately 60.0% commercial clients, 30.0% meeting & group and 10.0% leisure. The largest commercial accounts include Ernst & Young, Proctor & Gamble, Accenture, Deloitte, and Fidelity Investments, among others.

In 2013, the borrowers renewed a 20-year franchise agreement with Marriott International, Inc. The franchise agreement expires in July 2034.

Environmental Matters. The Phase I environmental report dated November 5, 2015 recommended the implementation of an asbestos operation and maintenance plan and mold and moisture operation and maintenance plan at the Renaissance Cincinnati Property, which are currently in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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36 East 4th Street Cincinnati, OH 45202	Collateral Asset Summary – Loan No. 5 Renaissance Cincinnati	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,035,002 59.3% 1.73x 14.1%

The Market. The Renaissance Cincinnati Property is located at the intersection of East 4th Street and Walnut Street in the central business district (“CBD”) of Cincinnati, Ohio. The CBD contains more than 22 million sq. ft. of office space and over 60,000 full-time employees. Fortune 500 companies’ headquarters within a 1-mile radius of the Renaissance Cincinnati Property include Kroger, Procter & Gamble, Macy’s, Omnicare, Fifth Third Bancorp, American Financial Group, Western & Southern Financial Group and Dunnhumby.

Major projects in the downtown Cincinnati area include the development of The Banks along the riverfront. The first phase of development opened in April 2011 and includes approximately 300 apartments, 80,000 sq. ft. of retail space and over 3,300 parking spaces. Additionally, General Electrics, as part of The Banks development, announced in 2014 that they will develop a new U.S. Global Operations Center expected to produce up to 2,000 jobs. In 2014, Cincinnati was the largest metropolitan statistical area in Ohio with a population of more than 2.1 million and a median household income of $54,330.

Local area demand drivers include Cincinnati/Northern Kentucky International Airport (15.2 miles), Paul Brown Stadium (0.6 miles), Great American Ball Park (0.3 miles), U.S. Bank Arena (0.5 miles), Horseshoe Cincinnati Casino (1.2 miles), Over-the-Rhine (1.1 miles) and Aronoff Center (0.3 miles). In particular, the Renaissance Cincinnati Property is located within approximately 15.2 miles of Cincinnati/Northern Kentucky International Airport, the busiest airport in Kentucky serving the greater Cincinnati metropolitan area.

For the 12 months ending in February 29, 2016, the Renaissance Cincinnati Property was reported as having occupancy, ADR and RevPAR of 63.8%, $179.02 and $114.26, respectively.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)(2)
	Renaissance Cincinnati			Competitive Set(3)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Year to Date	55.8%	$171.65	$95.70	60.9%	$146.73	$89.30	91.6%	117.0%	107.2%
Trailing 3 Month	52.9%	$168.57	$89.25	56.7%	$145.63	$82.50	93.5%	115.8%	108.2%
Trailing 12 Month	63.8%	$179.02	$114.26	69.8%	$159.86	$111.51	91.5%	112.0%	102.5%
(1)	Source: hospitality research report.

(2)	As of February 29, 2016.

(3)	Includes The Cincinnatian Hotel, Hyatt Regency Cincinnati, Hilton Cincinnati Netherland Plaza, Westin Cincinnati, Marriott Cincinnati @ Rivercenter, Residence Inn Cincinnati Downtown and 21c Museum Hotel Cincinnati.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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36 East 4th Street Cincinnati, OH 45202	Collateral Asset Summary – Loan No. 5 Renaissance Cincinnati	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,035,002 59.3% 1.73x 14.1%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2015	T-12 2/29/2016	U/W	U/W per Room(2)
Occupancy	61.9%	63.8%	63.8%
ADR	$178.22	$178.51	$178.51
RevPAR	$110.32	$113.93	$113.93

Room Revenue	$13,005,912	$13,468,009	$13,431,211	$41,583
F&B Revenue	4,601,206	4,680,648	4,667,859	14,452
Other Revenue(3)	1,038,048	1,079,419	1,076,470	3,333
Total Revenue	$18,645,166	$19,228,076	$19,175,540	$59,367
Operating Expenses	6,019,570	6,146,126	6,129,333	18,976
Undistributed Expenses	4,324,655	4,418,534	4,611,853	14,278
Gross Operating Profit	$8,300,941	$8,663,416	$8,434,354	$26,113
Total Fixed Charges(4)	289,575	275,801	435,363	1,348
Net Operating Income	$8,011,366	$8,387,615	$7,998,991	$24,765
FF&E	745,807	769,137	872,487	2,701
Net Cash Flow	$7,265,559	$7,618,478	$7,126,504	$22,063
(1)	The borrowers acquired the building in 2013 and subsequently completed a full renovation to convert the property to a full service Renaissance Marriott. The Renaissance Cincinnati opened in July 2014. As a result, cash flows prior to 2015 are not applicable.

(2)	U/W per Room is based on a total of 323 rooms.

(3)	Other Revenue includes telephone revenue, parking revenue and vending machines, among other things.

(4)	The Renaissance Cincinnati Property is subject to a 12-year tax exemption by the City of Cincinnati from any increase in assessed value through 2026. Taxes were underwritten based on the actual in-place abated taxes of $291,932 (which includes the 25% payment due to the board of education). The unabated taxes payable in 2016 would be approximately $862,000.

Property Management. The Renaissance Cincinnati Property is managed by Columbia Sussex Management, LLC, an affiliate of the borrowers.

Lockbox / Cash Management.  The Renaissance Cincinnati Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default, (ii) a bankruptcy action of the borrowers, guarantors or the property manager, (iii) the failure of the borrowers after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.20x until the debt service coverage ratio after the end of two consecutive calendars is at least equal to 1.25x or (iv) 12 months prior to the expiration of the franchise agreement or immediately if the franchise agreement has been terminated (“Cash Management Period”). A full excess cash sweep will occur upon the continuation of the events specified in clauses (i) and (ii) or if the borrowers fail after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.15x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least 1.20x (“Cash Trap Period”).

Initial Reserves.  At loan origination, the borrowers deposited (i) $73,500 into a tax reserve account, (ii) $61,508 into an insurance reserve account, (ii) $2,606 into a required repairs reserve account, which represents 125% of the engineer’s recommendation, (iii) $175,000 into a seasonality reserve account and (iv) $3,500,000 into an earnout reserve account.

The borrowers may request the disbursement of amounts in the earnout reserve on any date prior to March 6, 2020, provided, among other things, (i) total revenue based on the trailing 12 months is greater than or equal to $19.5 million, (ii) the earnout net cash flow is greater than or equal to $6.27 million, (iii) no event of default has occurred and is then continuing and (iv) no Cash Management Period is then continuing.

The Renaissance Cincinnati Loan documents require that the earnout net cash flow be determined based on a 4.5% FF&E reserve collection of gross income and the greater of (i) actual taxes paid and (ii) $862,117.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

64

36 East 4th Street Cincinnati, OH 45202	Collateral Asset Summary – Loan No. 5 Renaissance Cincinnati	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,035,002 59.3% 1.73x 14.1%

Ongoing Reserves.  On a monthly basis, the borrowers are required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $24,500, (ii) 1/12 of the required insurance premiums, which currently equates to $9,371 and (iii) with respect to the FF&E reserve account, 1/12 of (a) 2.0% of such year’s gross income through June 6, 2016, (b) 3.0% of such year’s gross income from July 6, 2016 through June 6, 2017, (c) 4.0% of such year’s gross income from July 6, 2017 through June 6, 2018 and (d) 5.0% of such year’s gross income thereafter.

In the event that the Renaissance Cincinnati Property fails to maintain a debt service coverage ratio of 1.10x based on the net cash flow in the months of December through February, then on each payment date occurring in July, August, September and October, to the extent the balance of the seasonality reserve account is less than $740,000, the borrowers are required to make deposits of (i) excess cash flow if a Cash Trap Period is continuing or (ii) a monthly amount based on the aggregate difference between the Renaissance Cincinnati Property’s actual cash flow in the months of December through February and an amount that would achieve a debt service coverage ratio of 1.10x in such months, respectively, divided evenly across the four months requiring deposits.

Additionally, excess cash flow will be deposited into a franchise agreement reserve account if (i) as of any payment date, the franchise agreement has a remaining term of less than 12 months or has been terminated and (ii) the balance of the franchise agreement reserve account and FF&E reserve account is collectively less than $3,230,000. Additionally, if any future PIP work is required by the current franchise agreement or a replacement franchise agreement, the borrowers will deposit 110.0% of the estimated costs for any PIP less the amount then on deposit in the FF&E reserve account and the franchise agreement reserve account.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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36 East 4th Street Cincinnati, OH 45202	Collateral Asset Summary – Loan No. 5 Renaissance Cincinnati	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,035,002 59.3% 1.73x 14.1%

Renaissance Cincinnati
36 East 4th Street
Cincinnati, OH 45202
Cincinnati
OHIO
KENTUCKY
Covington
Ohio River
MOUNT AUBURN
OVER-THE-RHINE
MAIN STREET
MOUNT ADAMS
SHOPPING DISTRICT
DOWNTOWN
FOURTH STREET
Music Hall
Washington Park
Horseshoe Casino
Cincinnati Art Museum
Eden Park
Playhouse in the Park
City Hall
Aronoff Center
Fountain Square
Macys
Saks Fifth Ave
Duke Energy Convention Center
Taft Theatre
Taft Museum of Art
Bicentennial Commons
US Bank Arena
Great American Ball Park
National Underground Railroad Freedom Center
The Banks
Paul Brown Stadium
Smale Riverfront Park
Courtyard Cincinnati Covington
Jackson Hill Park
West Chester
Sharonville
Loveland
Kenwood
Norwood
Florence
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,854,864 73.0% 1.30x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,854,864 73.0% 1.30x 9.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Leah Weiss; The LW Trust
Borrowers:	99 Washington LLC; One Commerce Plaza LLC
Original Balance(1):	$33,000,000
Cut-off Date Balance(1):	$32,854,864
% by Initial UPB:	3.9%
Interest Rate:	5.3335%
Payment Date:	6th of each month
First Payment Date:	February 6, 2016
Maturity Date:	January 6, 2026
Amortization:	360 months
Additional Debt(1):	$39,824,078 Pari Passu Debt
Call Protection:	L(28), D(87), O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$351,334	$175,667
Insurance:	$126,466	$15,808
Replacement:	$0	$9,234
TI/LC:	$0	Variable(3)
MTM Reserve:	$0	Lesser of (i) $131,339, and (ii) all excess cash

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$98
Balloon Balance / Sq. Ft.:	$82
Cut-off Date LTV:	73.0%
Balloon LTV:	61.0%
Underwritten NOI DSCR:	1.48x
Underwritten NCF DSCR:	1.30x
Underwritten NOI Debt Yield:	9.9%
Underwritten NCF Debt Yield:	8.8%
Underwritten NOI Debt Yield at Balloon:	11.9%
Underwritten NCF Debt Yield at Balloon:	10.5%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Albany, NY
Year Built / Renovated:	1969 / 2007
Total Sq. Ft.:	738,708
Property Management:	Carrow Real Estate Services, LLC
Underwritten NOI:	$7,217,395
Underwritten NCF:	$6,367,881
Appraised Value:	$99,500,000
Appraisal Date:	December 15, 2015

Historical NOI
Most Recent NOI:	$8,384,775 (December 31, 2015)
2014 NOI:	$7,864,678 (December 31, 2014)
2013 NOI:	$8,052,633 (December 31, 2013)
2012 NOI:	$7,651,669 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	96.4% (December 1, 2015)
2014 Occupancy	91.0% (December 31, 2014)
2013 Occupancy:	94.8% (December 31, 2013)
2012 Occupancy:	94.5% (December 31, 2012)
(1)	The One Commerce Plaza Whole Loan is evidenced by two pari passu notes in the aggregate original principal amount of $73.0 million. The non-controlling Note A-2, with an original principal balance of $33.0 million and cut-off balance of approximately $32.9 million, will be included in the CFCRE 2016-C4 securitization trust. The controlling Note A-1, with an original principal balance of $40.0 million and cut-off balance of approximately $39.8 million was contributed to the CFCRE 2016-C3 securitization trust.

(2)	See “Initial Reserves” and “Ongoing Reserves” below.

(3)	Monthly deposit of $70,793 for the first three years; $61,559 per month thereafter.

(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate One Commerce Plaza Whole Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

69

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,854,864 73.0% 1.30x 9.9%

The Loan. The One Commerce Plaza loan (the “One Commerce Plaza Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a 20-story office building consisting of 738,708 sq. ft. located at 99 Washington Avenue in Albany, New York (the “One Commerce Plaza Property”) with an original principal balance of $33.0 million and represents the non-controlling Note A-2 of a $73.0 million whole loan (the “One Commerce Plaza Whole Loan”). The One Commerce Plaza Whole Loan is evidenced by two pari passu notes, the controlling Note A-1, with an original principal balance of $40.0 million, which was included in the CFCRE 2016-C3 securitization trust, and the non-controlling Note A-2, with an original principal balance of $33.0 million, which will be included in the CFCRE 2016-C4 securitization trust.

The relationship between the holders of the One Commerce Plaza Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–One Commerce Plaza Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$40,000,000	$39,824,078	CFCRE 2016-C3	Yes
Note A-2	$33,000,000	$32,854,864	CFCRE 2016-C4	No
Total	$73,000,000	$72,678,942

The One Commerce Plaza Loan has a 10-year term and amortizes on a 30-year schedule. The One Commerce Plaza Loan accrues interest at a fixed rate equal to 5.3335% and has a cut-off date balance of approximately $32.9 million. The One Commerce Plaza Whole Loan proceeds were used to retire existing debt of approximately $69.0 million, pay closing costs of approximately $3.6 million, and fund reserves of approximately $0.5 million. Based on the appraised value of $99.5 million as of December 15, 2015, the cut-off date LTV is 73.0%. The most recent prior financing of the One Commerce Plaza Property was included in the CSMC 2007-C5 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$73,000,000	100.0%	Loan Payoff	$68,990,140	94.5%
Sponsor Equity	$30,516	0.0%	Closing Costs	$3,562,576	4.9%
			Reserves	$477,800	0.7%
Total Sources	$73,030,516	100.0%	Total Uses	$73,030,516	100.0%

The Borrowers / Sponsors. The borrowers are 99 Washington LLC and One Commerce Plaza LLC as tenants-in-common. 99 Washington LLC and One Commerce Plaza LLC are each New York limited liability companies structured to be bankruptcy remote with two independent directors in their organizational structures. The sponsors of the borrowers and the nonrecourse carve-out guarantors are Leah Weiss and The LW Trust, an irrevocable trust.

Leah Weiss has been actively involved in real estate for the last 35 years with Weiss Realty. Weiss Realty is a family based real estate firm with a portfolio of 37 properties totaling approximately 3.7 million sq. ft. and 858 units located across New York and New Jersey.

The Property. The One Commerce Plaza Property is a 20-story, 738,708 sq. ft. office building located in Albany, New York. Originally developed in 1969, the sponsors acquired the One Commerce Plaza Property in 2005. Over the last ten years, the sponsors invested approximately $16.6 million in capital expenditures, which included common area renovations, heating system upgrades, roof replacement, and replacement of the marble façade, among other improvements.

The One Commerce Plaza Property is located in the west-central area of the Albany central business district, across the street from the New York State Capitol Building and adjoining West Capitol Park. Albany is the state capital of New York; accordingly, the nineteen state government departments and one hundred agencies within the New York State government create a significant amount of demand throughout the entire downtown office, retail and hotel markets and have been a major driver of occupancy at the One Commerce Plaza Property.

As of December 1, 2015, the One Commerce Plaza Property was 96.4% occupied to 47 tenants. Various offices of New York State (“NYS”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) currently occupy a total of 559,791 sq. ft., or 75.8% of net rentable area (“NRA”). Of the space occupied by NYS, 243,304 sq. ft. or 32.9% of GLA is leased on a month-to-month basis with lease renewals currently out for signature. The largest tenant by NRA, NYS OGS Department of Health (“DOH”), occupies 166,700 sq. ft., or 22.6% of total NRA, 12.6% of that on a month-to-month basis, and accounts for 19.4% of underwritten base rent. In February 2016, DOH received all applicable New York State approvals to extend their lease on all 166,700 sq. ft. through February 28, 2016 however, the lease is not yet effective. The second largest tenant by NRA, NYS Dept. of State, occupies 123,715 sq. ft. or 16.7% of total NRA, and accounts for 19.7% of underwritten base rent. The third largest tenant by NRA, NYS Higher Education, occupies 102,685 sq. ft., or 13.9% of total NRA, and accounts for 14.4% of underwritten base rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

70

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,854,864 73.0% 1.30x 9.9%

The largest non-NYS tenant, Whiteman Osterman & Hana LLP, occupies 57,751 sq. ft. or 7.8% of total NRA, and accounts for 10.6% of underwritten base rent. Whiteman Osterman & Hana LLP, has been at the One Commerce Plaza Property since 1989 and recently executed an early five-year lease extension, extending its term from August 2018 through July 2023 with no termination options.

Environmental Matters. The Phase I environmental report dated August 4, 2015 recommended no further action at the One Commerce Plaza Property. For additional information, see “Description of the Mortgage Pool–Environmental Conditions” in the Preliminary Prospectus.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration(2)

NYS OGS Department of Health (DOH)	AA+/Aa1/AA+	166,700	22.6%	$13.00(3)	19.4%	Various(4)(5)
NYS Dept. of State	AA+/Aa1/AA+	123,715	16.7%	$17.85	19.7%	5/31/2018
NYS Higher Education	AA+/Aa1/AA+	102,685	13.9%	$15.72	14.4%	7/31/2017
NYS - Department of Financial Services (DFS)	AA+/Aa1/AA+	77,643	10.5%	$13.00(3)	9.0%	MTM(4)
NYS - Office of Temporary and Disability Assistance (OTDA)	AA+/Aa1/AA+	70,870	9.6%	$13.00(3)	8.2%	Various(4)(5)
Total Major Tenants		541,613	73.3%	$14.62	70.8%
Remaining Tenants		170,659	23.1%	$19.18	29.2%
Total Occupied Tenants		712,272	96.4%	$15.72	100.0%
Vacant		26,436	3.6%
Total		738,708	100.0%

(1)	Certain ratings are those of the state whether or not the state guarantees the lease.

(2)	New York State government leases contain customary appropriation clauses.

(3)	Ten year lease extensions for the month-to-month tenants shown above are currently out for signature or in the case of the DOH tenant, not yet effective. The month-to-month leases are being underwritten to a rent of $13.00 per sq. ft. based on the current leases that are out for signature which is less than the current rent of $14.92 per sq. ft. on a month-to-month basis. In February 2016, DOH received all applicable New York State approvals to extend their lease on all 166,700 sq. ft. through February 28, 2016 however, the lease is not yet effective.

(4)	The One Commerce Plaza Loan is structured with a cash flow sweep tied to the extension of the DOH, DFS and OTDA month-to-month leases shown above. Until the MTM Reserve Release Conditions have been satisfied, the borrowers are required to deposit a monthly amount equal to the lesser of (i) $131,339, or (ii) all excess cash. As of March 2016, the borrowers failed to satisfy the MTM Reserve Release Conditions and a full excess cash flow sweep has commenced until such a time that the MTM Reserve Release Conditions have been satisfied. See “Ongoing Reserves” below.

(5)	DOH currently leases 43,228 sq. ft. expiring December 31, 2016, 30,462 sq. ft. expiring July 31, 2017 and 93,010 sq. ft. on a month-to-month basis. OTDA currently leases 6,986 sq. ft. expiring March 31, 2018 and 63,884 sq. ft. on a month-to-month basis.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

71

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,854,864 73.0% 1.30x 9.9%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	11	244,459	33.1%	244,459	33.1%	$12.88	28.1%	28.1%
2016	5	50,772	6.9%	295,231	40.0%	$14.78	6.7%	34.8%
2017	8	151,005	20.4%	446,236	60.4%	$15.25	20.6%	55.4%
2018	8	142,869	19.3%	589,105	79.7%	$18.26	23.3%	78.7%
2019	5	28,920	3.9%	618,025	83.7%	$19.77	5.1%	83.8%
2020	1	1,327	0.2%	619,352	83.8%	$22.41	0.3%	84.1%
2021	1	4,043	0.5%	623,395	84.4%	$19.00	0.7%	84.8%
2022	2	18,898	2.6%	642,293	86.9%	$18.07	3.1%	87.8%
2023	3	62,129	8.4%	704,422	95.4%	$20.58	11.4%	99.3%
2024	0	0	0.0%	704,422	95.4%	$0.00	0.0%	99.3%
2025	2	4,125	0.6%	708,547	95.9%	$20.19	0.7%	100.0%
2026	0	0	0.0%	708,547	95.9%	$0.00	0.0%	100.0%
2027	0	0	0.0%	708,547	95.9%	$0.00	0.0%	100.0%
Thereafter	1	3,725	0.5%	712,272	96.4%	$0.00	0.0%	100.0%
Vacant	NAP	26,436	3.6%	738,708	100.0%	NAP	NAP
Total / Wtd. Avg.	47	738,708	100.0%			$15.72	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	Includes DOH, DFS and OTDA tenants which currently have 10-year lease extensions out for signature. The One Commerce Plaza Loan is structured with a cash flow sweep tied to the extension of the DOH, DFS and OTDA month-to-month leases. Until the MTM Reserve Release Conditions have been satisfied, the borrowers are required to deposit a monthly amount equal to the lesser of (i) $131,339, or (ii) all excess cash. As of March 2016, the borrowers failed to satisfy the MTM Reserve Release Conditions and a full excess cash flow sweep has commenced until such a time that the MTM Reserve Release Conditions have been satisfied. See “Ongoing Reserves” below.

Major Tenants.

NYS OGC Department of Health (DOH) (166,700 sq. ft.; 22.6% of NRA; 19.4% of U/W Base Rent) The New York State Department of Health (“DOH”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) was established in 1901 to provide services promoting the health of all New Yorkers. Services include ensuring access to high-quality, affordable health care; programs to reduce chronic diseases (cancer, heart disease, obesity, diabetes, etc.); promoting maternal, infant and child health; anti-tobacco initiatives; assuring a healthy environment (environmental programs and surveillance, water quality, lead, etc.); and eliminating health disparities, ensuring high-quality, affordable services to all New Yorkers across all populations. DOH has been in tenancy at the One Commerce Plaza Property since 2004.

NYS Dept. of State (123,715 sq. ft.; 16.7% of NRA; 19.7% of U/W Base Rent) The New York State Department of State (“DOS”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) was established in 1778. Its responsibilities entail compiling state agency rules and regulations, publishing information on the State Constitution, the Great Seal of New York, and other state documents, as well as designing and managing Governor Cuomo’s Regional Economic Development Council. The DOS also handles strategic investments to spur economic growth within New York. DOS has been in tenancy at the One Commerce Plaza Property since 2007.

NYS Higher Education (102,685 sq. ft.; 13.9% of NRA; 14.4% of U/W Base Rent) The New York State Office of Higher Education (“OHE”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) is an arm of the New York State Education Department. Its responsibilities entail coordinating New York’s higher education system and managing partnerships in order to: improve educational opportunities for students, prepare teachers across the state, protect the public’s investment in education, and collect and publish accurate and timely educational information. OHE has been in tenancy at the One Commerce Plaza Property since 1997.

NYS Department of Financial Services (DFS) (77,643 sq. ft.; 10.5% of NRA; 9.0% of U/W Base Rent) The New York State Department of Financial Services (“DFS”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) was created by transferring the functions of the New York State Banking Department and the New York State Insurance Department into a new department. This transfer of functions became official on October 3, 2011. DFS has been in tenancy at the One Commerce Plaza Property since 2002.

NYS Office of Temporary and Disability Assistance (OTDA) (70,870 sq. ft.; 9.6% of NRA; 8.2% of U/W Base Rent) The New York State Office of Temporary and Disability Assistance (“OTDA”) (rated AA+/Aa1/AA+ by Fitch/Moody’s/S&P) is responsible for supervising programs that provide assistance and support to eligible families and individuals. OTDA’s functions include: Providing temporary cash assistance; providing assistance in paying for food; providing heating assistance; overseeing New York State’s child support

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

72

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,854,864 73.0% 1.30x 9.9%

enforcement program; determining certain aspects of eligibility for Social Security Disability benefits; supervising homeless housing and services programs; and providing assistance to certain immigrant populations. OTDA has been in tenancy at the One Commerce Plaza Property since 2001.

The Market. The One Commerce Plaza Property is located in the Albany Central Business District (“CBD”) submarket of the greater Albany/Schenectady/ Troy market, approximately 150 miles north of New York City, 250 miles south of Montreal and 165 miles west of Boston. The Albany/Schenectady/Troy metropolitan area is the fourth largest in the state. Albany is the capital of New York with its largest employer being the State of New York, with nineteen state government departments and one hundred agencies. The Albany MSA had an estimated population of 880,000 in 2014. As of July 2015, the unemployment rate for Albany was 4.8%, below the New York State unemployment rate of 6.0% and down nearly 2.5% from its peak of 7.3% in 2012.

The One Commerce Plaza Property is located 1.1 miles away from Interstate-787, providing access to Albany International Airport, and 1.5 miles away from Interstate-90. The One Commerce Plaza Property is located directly across the street from the New York State Capitol building in Albany’s CBD. The immediate surrounding area is comprised primarily of corporate and state government offices. Prominent nearby land uses include West Capitol Park, East Capitol Park, City of Albany Academy Park, and State of New York Lafayette Park, as well as many of Albany’s largest buildings including the NYS Department of Education Building, NYS Retirement System Building, NYS Alfred E. Smith Building, NYS Capitol Building, City Hall, and Empire State Plaza (which includes the Empire State Plaza Convention Center, The Egg, and Corning Tower).

As of Q2 2015, the Albany CBD office submarket reported an average asking rent of $15.13 per sq. ft. with a 7.0% vacancy rate. The appraiser analyzed a set of seven recent leases in comparable buildings and concluded a market rent of $19.00 per sq. ft. for private sector leases. The appraisal concluded that given the credit worthiness and lack of tenant improvement allowance given, the pending New York State lease renewal rate of $13.00 per sq. ft. while below rents paid by private sector companies, is in-line with market parameters for government leases.

Rent Comparables(1)
Building	Class	Size (NRA)	Year Built/ Renovated	Lease Date	Floor	Tenant	Total Size (Sq. Ft.)	Base Rent	Lease Type
677 Broadway	A	177,038	2004 / NAV	5/14	2	677 Prime	2,350	$16.08	Modified Gross
39 North Pearl Street	B	54,220	1920 / 2005	1/14	4	Cooper Erving & Savage LLP	9,204	$19.92	Modified Gross
99 Pine Street	B	99,053	1850 / 1982	10/13	2	Featherstonhaugh, Wiley & Clyne, LLP	8,473	$16.00	Modified Gross
39 North Pearl Street	B	54,220	1920 / 2005	10/13	2	Center for Economic Growth	3,665	$16.00	Modified Gross
66 South Pearl Street	B	245,935	1990 / NAV	3/13	8	Confidential	20,000	$18.00	Modified Gross
30 South Pearl Street	B	247,200	1986 / NAV	1/13	14	Wells Fargo Advisors	11,840	$18.00	Modified Gross
40 Beaver Street	B	38,169	1920 / NAV	9/12	-	Confidential	14,100	$21.50	Modified Gross
Total / Wtd. Avg.:							69,632	$18.55

(1)	Source: Appraisal.

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	2014	2015	U/W	U/W PSF
Base Rent(1)	$11,385,050	$11,853,450	$11,329,635	$11,866,790	$11,193,443	$15.15
Value of Vacant Space	0	0	0	0	$478,329	$0.65
Gross Potential Rent	$11,385,050	$11,853,450	$11,329,635	$11,866,790	$11,671,771	$15.80
Total Recoveries	1,800,504	1,778,263	1,821,522	2,103,632	1,575,107	$2.13
Other Income	1,306,221	1,053,659	1,336,871	1,058,624	1,058,624	$1.43
Less: Vacancy(2)	0	0	0	0	(646,176)	(0.87)
Effective Gross Income	$14,491,775	$14,685,372	$14,488,028	$15,029,046	$13,659,326	$18.49
Total Operating Expenses	6,840,106	6,632,739	6,623,350	6,644,271	6,441,931	$8.72
Net Operating Income	$7,651,669	$8,052,633	$7,864,678	$8,384,775	$7,217,395	$9.77
TI/LC	0	0	0	0	$738,708	$1.00
Capital Expenditures	0	0	0	0	$110,806	$0.15
Net Cash Flow	$7,651,669	$8,052,633	$7,864,678	$8,384,775	$6,367,881	$8.62
(1)	U/W Base Rent is based on the rent roll dated December 1, 2015 and includes $29,276 in rent bumps through August 21, 2016. Ten-year lease extensions for 42.7% of NRA (including 32.9% of the NRA subject to month-to-month leases) are currently out for signature. The month-to-month office leases are being underwritten to a rent of $13.00 per sq. ft. based on the current leases that are out for signature which is less than the current rent of $14.92 per sq. ft. on a month-to-month basis.

(2)	U/W Vacancy is based on an economic vacancy of 4.9%, which is in-line with the appraisal’s conclusion. As of December 1, 2015, the One Commerce Plaza Property was 96.4% occupied. The month-to-month office leases are being underwritten to a rent of $13.00 per sq. ft. based on the current leases that are out for signature.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

73

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,854,864 73.0% 1.30x 9.9%

Property Management. The One Commerce Plaza Property is managed by Carrow Real Estate Services, LLC, a third party management company.

Lockbox / Cash Management. The One Commerce Plaza Loan is structured with a hard lockbox and in place cash management. The tenants have been instructed to deposit all rents into the lockbox account controlled by the lender that was established at origination. Unless a Cash Trap Period has occurred, all amounts of excess cash in the clearing account will be swept into the borrowers’ account.

A “Cash Trap Period” will occur upon (i) an event of default, (ii) the failure by the borrowers after the end of one calendar quarter to maintain a debt service coverage ratio of at least 1.25x, (iii) the occurrence of a NYS Lease Trigger, or (iv) failure by the borrower to satisfy the MTM Reserve Release Conditions prior to the payment date occurring in March 2016 and will end if, (a) with respect to (i) above, the default is cured, (b) with respect to (ii) above, if for a period of two consecutive calendar quarters, the debt service coverage ratio is equal to or greater than 1.25x, (c) with respect to (iii) above, upon the occurrence of a NYS Lease Trigger Cure or (d) with respect to (iv) above, the date upon which the borrowers satisfy in full the MTM Reserve Release Conditions. At such time that any Cash Trap Period ends, any funds held in the excess cash reserve account will be returned to the borrowers; however, any deposits made into the excess cash trap reserve account triggered by clauses (ii) and (iii) above will be retained in the excess cash trap reserve account for the remainder of the One Commerce Plaza Whole Loan term.

A “NYS Lease Trigger” means the occurrence of any of the following: (x) the earlier to occur of (i) 12 months prior to the then current expiration date of any Acceptable NYS Tenant Lease or (ii) the date upon which any tenant under an Acceptable NYS Tenant Lease delivers to the borrowers a written notice or otherwise indicates its intention that it will not renew its respective lease for the entire space demised thereunder, and (y) the debt service coverage ratio is less than 1.25x.

A NYS Lease Trigger will end (such date, the “NYS Lease Trigger Cure”), on the date that the borrowers have (i) renewed or extended the applicable Acceptable NYS Tenant Lease (for all of its respective space for a term of not less than five years, in a form acceptable to the lender), or entered into a new lease with an acceptable replacement tenant and delivered to the lender (A) a copy of such renewal or new lease, (B) an acceptable tenant estoppel certificate, (C) evidence that all leasing brokerage commissions payable by the borrower have been paid and (D) a subordination, non-disturbance and attornment agreement from each such replacement tenant in form and substance satisfactory to the lender, and (ii) the debt service coverage ratio is equal to or greater than 1.25x.

”Acceptable NYS Tenant Lease” means, (i) with respect to the DOH, a lease by and between the borrower and DOH and demising in the aggregate 166,700 sq. ft. as set forth in the One Commerce Plaza Loan agreement, (ii) with respect to OTDA, a lease by and between the borrowers and OTDA, demising in the aggregate 70,870 sq. ft. as set forth in the One Commerce Plaza Loan agreement and (iii) with respect to the DFS, a lease by and between the borrowers and DFS, and demising in the aggregate 77,643 sq. ft. as set forth in the One Commerce Plaza Loan agreement, provided that each Acceptable NYS Tenant Lease must be in form and substance and upon terms reasonably acceptable to the lender, for a term of not less than 10 years, and for a net effective rent of not less than $13.00 per sq. ft..

“MTM Reserve Release Conditions” mean the satisfaction in full of the following conditions: (i) no event of default exists and remains uncured, (ii) no Cash Trap Period is continuing and (iii) the borrowers have delivered to the lender a copy of each of the Acceptable NYS Tenant Leases, together with the applicable acceptable tenant estoppel certificates, subordination, nondisturbance and attornment agreements and other evidence necessary for a NYS Lease Trigger Cure with respect to an Acceptable NYS Tenant Lease.

Initial Reserves. At origination, the borrowers deposited (i) $351,334 into a tax reserve account and (ii) $126,466 into an insurance reserve account.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit (i) 1/12 of the estimated annual real estate taxes, which currently equates to $175,667, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $15,808, into an insurance reserve account, (iii) $9,234 ($0.15 per sq. ft. annually) into a replacement reserve account, and (iv) with respect to the rollover reserve account, the borrowers are required to make monthly deposits of (x) $70,793 through and including January 6, 2019, and (y) $61,559 thereafter. The total collection in the rollover reserve will be capped at $3,500,000, which cap is removed if occupancy falls below 88.0% and the debt service coverage ratio is less than 1.25x.

As of March 2016, the borrowers failed to satisfy the MTM Reserve Release Conditions and a full excess cash flow sweep has commenced until such time that the MTM Reserve Release Conditions have been satisfied.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

74

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,854,864 73.0% 1.30x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75

99 Washington Avenue Albany, NY 12210	Collateral Asset Summary – Loan No. 6 One Commerce Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,854,864 73.0% 1.30x 9.9%

One Commerce Plaza
99 Washington Avenue
Albany, NY 12210
Kingston
Watertown
Montpelier
Littleton
ME
Brunswick
Portland
NY
VT
NH
Syracuse
Manchester
Ithaca
Oneonta
Albany
MA
Boston
Binghamton
Hartford
Providence
Scranton
New Haven
PA
Hazleton
New York
Atlantic Ocean
Philadelphia
Mill Road Acres Golf Course
Crossroads Center
LATHAM
Latham Circle Mall
HASWELL RD
ALBANY INTERNATIONAL AIRPORT
TROY SCHENECTADY RD
Hoffman's Playland
MAXWELL RD
WOLF RD
Colonie
Newtonville
Schuyler Meadows Country Club
Siena College
WATERVLIET ARSENAL
Windsor Plaza
The Crossings Of Colonie
SPRING ST RD
SAND CREEK RD
Colonie Center
St Agnes Cemetery
Northway Shopping Center
Rensselaer Lake Preserve & Park
ROESSLEVILLE
OSBORNE RD
ALBANY SHAKER RD
Loudonville
WASHINGTON AVE
Crossgates Commons
CENTRAL AVE
LOUDON RD
Crossgates Mall
EVERETT RD
West Albany Park
Menands
Hudson River
Stuyvesant Plaza
University of Albany
Westgate Plaza
Wolferts Roost Country Club
NY State Office Complex
BROADWAY
WESTERN AVE
College Of Saint Rose
Albany
CLINTON AVE
NORTH END
Washington Park
NEW SCOTLAND AVE
Albany Medical Center Hospital
St. Peter's Hospital
NY State Capitol
Albany City Hall
Governor Nelson A. Rockefeller Empire State Plaza
The Egg
NEW SCOTLAND RD
New York State Museum
Capital Hills At Albany
WHITEHALL RD
Lincoln Park
WHITEHALL
DOWNTOWN ALBANY
ALBANY- RENSSELAER AMTRAK STATION
Normanside Country Club
Hoffman Park
DELAWARE AVE
Rensselaer
Graceland Cemetery
State University of NY-Albany-East
S PEARL ST
Delmar
KENWOOD AVE
PORT OF ALBANY
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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FL, MI, MS, TN, TX	Collateral Asset Summary – Loan No. 7 GMR Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,097,400 57.4% 1.57x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

78

FL, MI, MS, TN, TX	Collateral Asset Summary – Loan No. 7 GMR Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,097,400 57.4% 1.57x 11.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose(1):	Acquisition / Refinance
Sponsor:	Global Medical REIT Inc.
Borrowers:	GMR Memphis, LLC; GMR Plano, LLC; GMR Melbourne, LLC; GMR Westland, LLC
Original Balance:	$32,097,400
Cut-off Date Balance:	$32,097,400
% by Initial UPB:	3.8%
Interest Rate:	5.2200%
Payment Date:	6th of each month
First Payment Date:	May 6, 2016
Maturity Date:	April 6, 2026
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection(2):	L(25), D(90), O(5)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$434,000	Springing
Insurance:	$14,630	Springing
Replacement:	$0	$2,821
TI/LC:	$380,889	Springing
Occupancy:	$0	Springing
Star Medical Center TI/LC:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$199
Balloon Balance / Sq. Ft.:	$184
Cut-off Date LTV:	57.4%
Balloon LTV:	53.1%
Underwritten NOI DSCR(4):	1.70x
Underwritten NCF DSCR(4):	1.57x
Underwritten NOI Debt Yield:	11.2%
Underwritten NCF Debt Yield:	10.3%
Underwritten NOI Debt Yield at Balloon:	12.2%
Underwritten NCF Debt Yield at Balloon:	11.2%
Property Information
Single Asset / Portfolio(5):	Portfolio of eight properties
Property Type:	Medical Office
Collateral:	Fee Simple
Location:	FL, MI, MS, TN, TX
Year Built / Renovated:	Various / Various
Total Sq. Ft.(5):	161,269
Property Management:	Self-managed
Underwritten NOI(5):	$3,608,885
Underwritten NCF(5):	$3,321,102
Appraised Value(5):	$55,925,000
Appraisal Date:	Various

Historical NOI(6)
Most Recent NOI:	NAV
2014 NOI:	NAV
2013 NOI:	NAV
2012 NOI:	NAV

Historical Occupancy (6)
Most Recent Occupancy:	100.0% (May 6, 2016)
2014 Occupancy	NAV
2013 Occupancy:	NAV
2012 Occupancy:	NAV

(1)	Loan proceeds along with the borrowers’ equity were used to facilitate the acquisition of two properties, the refinance of a loan secured by one property and the recapitalization of the borrowers following the all cash acquisition of five of the properties on December 31, 2015. See “Sources and Uses” below.

(2)	Partial Release is permitted. See “Partial Release” below.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.12x and 1.96x, respectively.

(5)	A property known as 2020 Exeter Road is also collateral for the GMR Portfolio Loan. However, the GMR Portfolio Loan documents provide for the free release of this parcel at any time and the lender did not include this parcel (or any related rents) in the underwriting of this loan, Appraised Value or in the calculation of Total Sq. Ft. See “Partial Release” below.

(6)	Historical NOI and Occupancy are not available. The borrowers acquired the GMR Portfolio Properties between December 2015 and March 2016 in sale-leaseback transactions. The GMR Portfolio Properties are currently each leased to a single tenant under a triple-net lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

79

FL, MI, MS, TN, TX	Collateral Asset Summary – Loan No. 7 GMR Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,097,400 57.4% 1.57x 11.2%

Portfolio Summary(1)
Property Name	Location	Allocated Loan Amount	% of Allocated Loan Amount	Sq. Ft.	Year Built / Renovated	Appraised Value	Occupancy
Marina Towers	Melbourne, FL	$9,270,000	28.9%	78,000	1994 / 2012	$15,450,000	100.0%
1310 Wolf Park Drive(2)(3)	Germantown, TN	$3,255,211	10.1%	12,629	2001 / NAP	$5,500,000	100.0%
7668B Airways Boulevard(2)(3)	Southaven, MS	$2,959,283	9.2%	11,423	2006 / NAP	$5,000,000	100.0%
1324 Wolf Park Drive(2)(3)	Germantown, TN	$2,071,498	6.5%	8,893	2003 / NAP	$3,500,000	100.0%
3350 North Germantown Road(2)(3)	Bartlett, TN	$1,361,270	4.2%	6,306	2009 / NAP	$2,300,000	100.0%
2999 Centre Oak Way(2)(3)	Germantown, TN	$1,080,138	3.4%	5,000	2011 / NAP	$1,825,000	100.0%
Star Medical Center	Plano, TX	$9,250,000	28.8%	24,000	2013 / NAP	$17,600,000	100.0%
Surgical Institute of Michigan	Westland, MI	$2,850,000	8.9%	15,018	1941 / 2009	$4,750,000	100.0%
Total		$32,097,400		161,269		$55,925,000	100.0%
(1)	A property known as 2020 Exeter Road is also collateral for the GMR Portfolio Loan. However the GMR Portfolio Loan documents provide for the free release of this property at any time and the lender did not include this property (or any related rents) in the underwriting of this loan or in the calculation of total sq. ft. or total appraised value. See “Partial Release” below.

(2)	Gastroenterology Center of the Midsouth, P.C. (“Gastro One”) is the sole tenant at five Properties (1310 Wolf Park Drive, 7668B Airways Boulevard, 1324 Wolf Park Drive, 3350 North Germantown Road and 2999 Centre Oak Way (collectively the “Gastro One Properties”)), which collectively have a net rentable area (sq. ft.) of 44,251. The Gastro One Properties have a combined Allocated Loan Amount of $10,727,400.

(3)	The individual property Allocated Loan Amounts shown in the table above are allocated based on the Appraised Value.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Property	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
First Choice Healthcare Solutions, Inc.(1)	NR/NR/NR	Marina Towers	78,000	48.4%	$14.16	28.2%	1/6/2026
Gastro One(2)	NR/NR/NR	Various	44,251	27.4%	$26.19	29.6%	1/1/2028
Star Medical Center, LLC	NR/NR/NR	Star Medical Center	24,000	14.9%	$53.25	32.6%	2/1/2036
Surgical Institute of Michigan, LLC(3)	NR/NR/NR	Surgical Institute of Michigan	15,018	9.3%	$25.30	9.7%	3/1/2026
Total Occupied Tenants			161,269	100.0%	$24.32	100.0%
Vacant			0	0.0%
Total			161,269	100.0%
(1)	The Marina Towers Property is 100% leased to Marina Towers, LLC, which is a wholly owned subsidiary of First Choice Healthcare Solutions, Inc. (“FCHS”). FCHS subleases 65% of the Marina Towers Property to third party tenants but is responsible for all rents due under the lease with the borrowers. The lender underwrote the terms of the Marina Towers, LLC lease.

(2)	Gastro One is the sole tenant at five Properties (see footnote (2) to the Portfolio Summary table above).

(3)	The Surgical Institute of Michigan subleases 5,562 sq. ft. to Affiliates in Urology but is responsible for all rents due under the lease with the borrowers. The lender underwrote the terms of the Surgical Institute of Michigan lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80

FL, MI, MS, TN, TX	Collateral Asset Summary – Loan No. 7 GMR Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,097,400 57.4% 1.57x 11.2%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	2	93,018	57.7%	93,018	57.7%	$15.96	37.9%	37.9%
Thereafter	6	68,251	42.3%	161,269	100.0%	$35.71	62.1%	100.0%
Vacant	NAP	0	0.0%	161,269	100.0%	NAP	NAP
Total / Wtd. Avg.	8	161,269	100.0%			$24.32	100.0%

(1)	Certain tenants may have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

The Loan. The GMR Portfolio loan (the “GMR Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a 161,269 sq. ft. eight-property portfolio of medical office buildings located in Florida, Michigan, Mississippi, Tennessee and Texas (each a “Property”, collectively, the “GMR Portfolio Properties” or the “Properties”) with an original principal balance of approximately $32.1 million. The GMR Portfolio Loan is structured with a 10-year term and 60 months of interest only payments before amortizing on a 30-year schedule. The GMR Portfolio Loan accrues interest at a fixed rate equal to 5.2200% and has a cut-off date balance of approximately $32.1 million. At origination, three separate transactions took place: loan proceeds along with the borrowers’ equity were used to facilitate (i) the acquisition of the Marina Towers Property and the Surgical Institute of Michigan Property for a total purchase price of $20.2 million, (ii) the $9.2 million refinance of a loan secured by the Star Medical Center Property, which was recently acquired for $17.5 million on January 28, 2016 and (iii) the recapitalization of the borrowers following the all cash acquisition of the Gastro One Properties for $20 million on December 31, 2015. Proceeds of the GMR Portfolio Loan were also used to pay closing costs of approximately $0.6 million, fund reserves of approximately $0.8 million and return approximately $1.3 million of equity to the borrowers. Based on the total appraised value of approximately $55.9 million, the cut-off date LTV is 57.4%. One of the GMR Portfolio Properties, the Marina Towers Property, was previously securitized in the COMM 2012-LC4 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,097,400	100.0%	Purchase Price(1)	$20,200,000	62.9%
			Loan Payoff(2)	$9,240,577	28.8%
			Return of Equity(3)	$1,254,812	3.9%
			Reserves	$829,519	2.6%
			Closing Costs	$572,492	1.8%
Total Sources	$32,097,400	100.0%	Total Uses	$32,097,400	100.0%
(1)	Acquisition of Marina Towers Property and Surgical Institute of Michigan Property.

(2)	Refinance of a loan secured by the Star Medical Center Property, which was recently acquired for $17.5 million on January 28, 2016.

(3)	The borrower purchased the Gastro One Properties in an all cash acquisition for $20 million on December 31, 2015.

The Borrowers / Sponsor. The borrowers, GMR Memphis, LLC, GMR Plano, LLC, GMR Melbourne, LLC and GMR Westland, LLC are all single purpose Delaware limited liability companies structured to be bankruptcy-remote. The sponsor of the borrowers and the nonrecourse carve-out guarantor is Global Medical REIT Inc. (“GMR”).

GMR is a non-traded REIT that acquires, owns and leases medical facility real estate assets to market leading medical providers Currently Global Medical REIT Inc. owns 10 properties. The CEO of Global Medical REIT, David Young, has over 35 years of experience in the healthcare industry working in technical/professional and senior roles at Fortune 200 Corporations and healthcare start-up companies.

The Properties & Tenants. The GMR Portfolio Properties consist of eight medical office properties totaling 161,269 sq. ft. located in Florida, Michigan, Mississippi, Tennessee and Texas. The GMR Portfolio Properties are currently 100.0% leased to four unaffiliated tenants (with Gastro One as the sole tenant at five of the Properties) on triple-net leases at an average rental rate of $24.32 per sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

81

FL, MI, MS, TN, TX	Collateral Asset Summary – Loan No. 7 GMR Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,097,400 57.4% 1.57x 11.2%

Marina Towers (78,000 sq. ft.; 48.4% of NRA; 28.2% of U/W Base Rent)

The Marina Towers Property is a Class A/B 78,000 sq. ft. single tenant office building, built in 1994 and most recently renovated in 2012, located in Melbourne, Florida. The Marina Towers Property consists of one six-story building that includes a medical center facility as well as an above and below ground structured parking for 182 vehicles. The Marina Towers Property benefits from an easement from an adjacent property to the north for surface parking that accommodates 78 vehicles. The Marina Towers Property is located approximately six miles east of Interstate 95 and one mile east of Melbourne International Airport. The Marina Towers Property is 100.0% leased to FCHS through 2026 at a lease rate of $14.16 per sq. ft. triple-net. FCHS subleases 65% of the space to third party tenants, but it is responsible for all rents due under the lease with the borrowers. Subleasing tenants include UBS ($25.96 per sq. ft. 10.8% of net rentable area), Modus Operandi ($19.50 per sq. ft. 18.6% of net rentable area), Support Systems ($26.52 per sq. ft. 8.5% of net rentable area) and Clear Choice Health ($22.50 per sq. ft. 10.5% of net rentable area), among others. The FCHS lease has a rental rate of $14.16 per sq. ft. annually and expires in January 2026.

The Marina Towers Property, which was owned by the founder of FCHS since 2003, is the FCHS headquarters and location of FCHS’s flagship Medical Center of Excellence (“Medical Center”) operated by FCHS subsidiary First Choice Medical Group (“FCMG”). FCHS has been at this location since 2001, originally occupying approximately 19,000 sq. ft. and has expanded into its current space, which now totals 27,000 sq. ft. At The Marina Towers Property, FCMG currently employs eight physicians and operates as a multi-specialty group that specializes in the delivery of musculoskeletal medicine and rehabilitative care.

Gastro One Properties (44,251 sq. ft.; 27.4% of NRA; 29.6% of U/W Base Rent).

Gastroenterology Center of the Midsouth, P.C. (“Gastro One”), which was established in 1996, is the largest gastroenterology practice in the Memphis Metro area, with 33 physicians and 10 locations, five of which are collateral for the GMR Portfolio Loan. The 1310 Wolf Park Drive, 7668B Airways Boulevard, 1324 Wolf Park Drive, 3350 North Germantown Road and 2999 Centre Oak Way Properties (“Gastro One Properties”) collectively have a net rentable area (sq. ft.) of 44,251, which equates to 27.4% of the total net rentable area. The Gastro One Properties were built-to-suit by Gastro One and have been 100.0% occupied by Gastro One since the completion of construction.

Gastro One and Memphis Gastroenterology, two of the area’s largest gastroenterology practices, merged in July 2014 forming the single largest gastroenterology practice in the Memphis Metro area and one of the largest physician groups in the country. The physicians and staff of Gastro One specialize in the treatment of all gastrointestinal disorders. Gastro One is an independent practice not owned or affiliated with any hospital system, though its doctors have privileges at the following hospitals in the Mid-South: Baptist Memphis, Baptist Desoto, Baptist Collierville, Methodist Germantown, Methodist North, Methodist Olive Branch, St. Francis Park and St. Francis Bartlett.

1310 Wolf Park Drive (12,629 sq. ft.; 7.8% of NRA; 8.9% of U/W Base Rent)

The 1310 Wolf Park Drive Property is a 12,629 sq. ft. medical office building located in Germantown, Tennessee, approximately 14 miles east of the Memphis CBD. The 1310 Wolf Park Drive Property consists of one single-story building that was built in 2001 and is 100.0% occupied by Gastro One. The Gastro One lease has a rental rate of $27.50 per sq. ft. annually and expires in January 2028.

7668B Airways Boulevard (11,423 sq. ft.; 7.1% of NRA; 8.0% of U/W Base Rent)

The 7668B Airways Boulevard Property is an 11,423 sq. ft. medical office/surgery center in Southaven, Mississippi, approximately 13 miles south of the Memphis CBD. The 7668B Airways Boulevard Property consists of one single-story building that was built in 2006 and is 100.0% occupied by Gastro One. The Gastro One lease has a rental rate of $27.50 per sq. ft. annually and expires in January 2028.

1324 Wolf Park Drive (8,893 sq. ft.; 5.5% of NRA; 5.8% of U/W Base Rent)

The 1324 Wolf Park Drive Property is an 8,893 sq. ft. medical office building located in Germantown, Tennessee, approximately 14 miles east of the Memphis CBD. The 1324 Wolf Park Drive Property consists of one single-story building that was built in 2003 and is 100.0% occupied by Gastro One. The Gastro One lease has a rental rate of $25.75 per sq. ft. annually and expires in January 2028.

3350 North Germantown Road (6,306 sq. ft.; 3.9% of NRA; 3.8% of U/W Base Rent)

The 3350 North Germantown Road Property is a 6,306 sq. ft. medical office building located in Bartlett, Tennessee, approximately 15 miles northeast of the Memphis CBD. The 3350 North Germantown Road Property consists of one single-story building that was built in 2009 and is 100.0% occupied by Gastro One. The Gastro One lease has a rental rate of $23.75 per sq. ft. annually and expires in January 2028.

2999 Centre Oak Way (5,000 sq. ft.; 3.1% of NRA; 3.0% of U/W Base Rent)

The 2999 Centre Oak Way Property is a 5,000 sq. ft. medical office building located in Germantown, Tennessee, approximately 14 miles southeast of the Memphis CBD. The Property consists of one 1.5-story building that was built in 2011 and is 100.0% occupied by Gastro One. The Gastro One lease has a rental rate of $23.75 per sq. ft. annually and expires in January 2028.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

82

FL, MI, MS, TN, TX	Collateral Asset Summary – Loan No. 7 GMR Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,097,400 57.4% 1.57x 11.2%

Star Medical Center (24,000 sq. ft.; 14.9% of NRA; 32.6% of U/W Base Rent)

The Star Medical Center Property is a 24,000 sq. ft. single-tenant medical office/acute care surgical building located in Plano, Texas, approximately 20 miles north of the Dallas central business district (“CBD”). The property was built-to-suit by Star Medical Center in 2013 and includes four operating rooms and seven private 24-hour patient rooms, along with administrative staff, general exam rooms and imaging facilities. The facility provides medical services including orthopedic surgery, gastroenterology, gynecology, spine surgery, and urology. The Star Medical Center lease has a rental rate of $53.25 per sq. ft. annually and expires in February 2036.

Star Medical Center, LLC is a joint venture between Dr. Douglas Won, among other physician partners, and Lumin Health. Dr. Won is a spine surgeon, as well as the founder and CEO of Lumin Health. Lumin Health has 15 locations throughout the Dallas-Fort Worth area, including the Star Medical Center Property. The facility specializes in orthopedic surgery, gynecology, spine surgery, general surgery, gastroenterology and urology. Lumin Health, founded in 2013, is a vertically integrated, physician driven healthcare system. Lumin Health currently owns and manages three tiers of integrated delivery: an acute care facility, a multispecialty physician practice with consultation network, and primary and urgent care with emergency care under development.

Surgical Institute of Michigan (15,018 sq. ft.; 9.3% of NRA; 9.7% of U/W Base Rent)

The Surgical Institute of Michigan Property is a 15,018 sq. ft. medical office building and ambulatory surgery center. The Surgical Institute of Michigan Property consists of one two-story building originally constructed in 1941 as a residence and was redeveloped in 1994 as a medical office building. In 2010, the previous owner spent $2.2 million to add an ambulatory surgery center. The ambulatory surgery center contains two operating rooms, exam rooms and a recovery room. Specialty services provided at The Surgical Institute of Michigan Property include spine surgery, general surgery, otolaryngology, gastroenterology, urology and pain management. The Surgical Institute of Michigan Property contains 48 surface parking spaces, including reserved handicapped spaces. The Surgical Institute of Michigan Property is 100.0% occupied by two tenants: The Surgical Institute of Michigan (“SIM”) (9,455 sq. ft.) and Affiliates in Urology (5,562 sq. ft.). The Surgical Institute of Michigan leases the entire building from the borrower and subleases a portion of the Property to Affiliates in Urology. SIM is responsible for all rents due under the lease with the borrower. The SIM lease has a rental rate of $25.30 per sq. ft. annually and expires in March 2026.

SIM is a joint venture owned 49% by physician interests, and 51% by Surgical Management Professionals (“SMP”). SMP is a surgery center and physician owned hospital acquisition, management and development company. Founded in 2010, SIM comprises a multidisciplinary team of surgeons, anesthesiologists, registered nurses, operating room technicians and clinical support staff. SIM specialties include spine surgery, general surgery, otolaryngology, gastroenterology, urology and pain management

Environmental Matters. The Phase I environmental reports dated February 23, 2016 recommended no further action at any of the GMR Portfolio Properties, other than requiring the borrower to implement and maintain an ACM O&M Plan with respect to the Surgical Institute of Michigan Property.

The Market. The GMR Portfolio Properties are located in Florida, Michigan, Mississippi, Tennessee and Texas.

Market Overview(1)
				Rental Rate PSF
Property	Location	Population(2)	Median Household Income(2)	Actual	Market	Market Occupancy(3)(4)
Marina Towers	Melbourne, FL	38,650	$35,939	$14.16	$14.25	77.0%
Star Medical Center	Plano, TX	110,917	$67,568	$53.25	$53.25	100.0%
1310 Wolf Park Drive	Germantown, TN	56,308	$76,645	$27.50	$27.50	99.1%
7668B Airways Boulevard	Southaven, MS	51,826	$49,310	$27.50	$27.50	99.1%
Surgical Institute of Michigan	Westland, MI	113,771	$41,578	$25.30	$25.30	100.0%
1324 Wolf Park Drive	Germantown, TN	56,308	$76,645	$25.75	$25.75	99.1%
3350 North Germantown Road	Bartlett, TN	55,681	$65,875	$23.75	$23.75	99.1%
2999 Centre Oak Way	Germantown, TN	47,242	$92,248	$23.75	$23.75	99.1%
Wtd. Avg.				$24.32	$24.36	88.6%
(1)	Source: Appraisals.

(2)	Based on a three-mile radius as of 2015.

(3)	Market Occupancy based on the appraisals’ average occupancy for rent comparables.

(4)	The GMR Portfolio Properties are 100.0% occupied as of April 4, 2016.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

83

FL, MI, MS, TN, TX	Collateral Asset Summary – Loan No. 7 GMR Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,097,400 57.4% 1.57x 11.2%

Cash Flow Analysis.

Cash Flow Analysis(1)
	In-Place	U/W	U/W PSF
Base Rent(2)	$3,921,612	$3,921,612	$24.32
Value of Vacant Space	0	0	0.00
Gross Potential Rent	$3,921,612	$3,921,612	$24.32
Total Recoveries	168,179	282,620	1.75
Less: Vacancy (3)	0	(312,727)	(1.94)
Effective Gross Income	$4,089,791	$3,891,505	$24.13
Total Operating Expenses	168,179	282,620	1.75
Net Operating Income	$3,921,612	$3,608,885	$22.38
TI/LC	253,926	253,926	1.57
Capital Expenditures	33,857	33,857	0.21
Net Cash Flow	$3,633,829	$3,321,102	$20.59
(1)	Historical NOI is not available. The borrowers acquired the GMR Portfolio Properties between December 2015 and March 2016 in sale-leaseback transactions. The GMR Portfolio Properties are currently each leased to a single tenant under a triple-net lease.

(2)	The U/W Base Rent is based on in-place contractual leases.

(3)	U/W Vacancy represents a blended 7.4% of Gross Potential Rent across the GMR Portfolio Properties.

Property Management. The GMR Portfolio Properties are all self-managed and are subject to triple net leases.

Lockbox / Cash Management. The GMR Portfolio Loan is structured with a hard lockbox and springing cash management. In place cash management and an excess cash flow sweep will occur upon the commencement of a Cash Management Period.

A “Cash Management Period” will occur (i) any event of default, (ii) any bankruptcy action of a borrower, principal, guarantor or property manager, (iii) the failure of the borrowers after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.35x until such debt service coverage ratio is at least 1.40x for 2 consecutive calendar quarters, or (iv) the occurrence of a Lease Trigger Period.

A “Lease Trigger Period” will commence upon (i) any tenant failing to continuously operate, (ii) any tenant or any guarantor under a lease being subject of a bankruptcy action, (iii) any tenant giving notice of its intent to (or actually does) terminate its lease or vacate or surrender its premises, (iv) any lease terminating or expiring, or (v) 12 months prior to any lease expiration date or the date which such tenant is required to provide notice of its intent to renew or terminate the lease.

During the continuance of a Lease Trigger Period, excess cash flow will be deposited into the Occupancy Reserve capped at (i) $1,441,570, if the Lease Trigger Period relates to the Gastro One Lease; (ii) $785,443, if the Lease Trigger Period relates to the Star Medical Center Lease; (iii) $1,866,103, if the Lease Trigger Period relates to the Marina Towers Lease; or (iv) $394,469, if a Lease Trigger Period relates to the Surgical Institute of Michigan Lease. If the Lease Trigger relates to more than one tenant, the cap amount will be the combined total of the amounts set forth in preceding clause for each such tenant.

Initial Reserves. At origination, the borrowers deposited (i) $434,000 into a tax reserve account, (ii) $14,630 into an insurance reserve account and (iii) $380,889 into a TI/LC reserve account.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit $2,821 into a replacement reserve account, subject to a cap of $169,284.

The borrowers are required to deposit monthly tax and insurance reserves in an amount equal to 1/12 of the taxes payable in the next 12 months and in an amount equal to 1/12 of the insurance premiums payable in the next 12 months are required (i) if the lease is no longer in full force or effect, (ii) upon the occurrence of a Cash Management Period, (iii) upon the occurrence of an event of default under the lease, (iv) with respect to taxes only, if a tenant no longer pays taxes directly or fails to deliver evidence of such payment to lender or (v) with respect to insurance premiums only, if a tenant no longer pays insurance premiums directly, or fails to deliver evidence of such payment to lender.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

84

FL, MI, MS, TN, TX	Collateral Asset Summary – Loan No. 7 GMR Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,097,400 57.4% 1.57x 11.2%

The borrowers are required to deposit $21,160 each month into a TI/LC reserve account, if at any time from and after the payment date in November 2017, (i) the amounts available in the TI/LC reserve account do not exceed $1,269,630, (ii) an event of default has occurred and is continuing or (iii) less than 85% of the total floor area of the GMR Portfolio Properties is occupied by tenants open for business, paying full contractual rent and not subject to any bankruptcy action or in default. The required TI/LC reserve monthly deposits for each property are as follows: Star Medical Center Property $3,000, Marina Towers Property $9,750, Surgical Institute of Michigan Property $1,877.25 and Gastro One Property $6,533.25.

The Star Medical lease provides that the tenant may expand the Star Medical Center Property by 6,400 sq. ft. The GMR Portfolio Loan documents provide that in the event Star Medical requests borrowers’ approval of an architect in connection with such construction, the borrowers are required to promptly notify lender of such request and borrowers are required, within 20 business days, to deposit $2,750,000 into a TI/LC reserve account or deposit an acceptable letter of credit in such amount with lender.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. After the expiration of the lockout period, the borrowers may obtain the release of an individual GMR Portfolio Property provided, among other things, (i) the debt service coverage ratio for the remaining properties is not less than the greater of the debt service coverage ratio immediately preceding such release and 1.45x, (ii) the loan-to-value for the remaining properties does not exceed the lesser of the loan-to-value immediately preceding such release and 60.0%, and (iii) the borrowers partially defease the GMR Portfolio Loan in an amount equal to the greater of 130% of the allocated loan amount for the released property or 95% of the net sales proceeds from the released property. The GMR Portfolio Loan documents do not allow the individual release of a single Gastro One Property, however the five Gastro One Properties in the GMR Portfolio can be released collectively, subject to the release provisions above. In addition, the Star Medical Center Property may not be released until after the release of the other GMR Portfolio Properties.

In addition, the borrowers have the right to obtain the free release of the 2020 Exeter Road parcel from the lien of the mortgage at any time. The lender and appraiser did not include this parcel (or any related rents) in the underwriting or valuation of the GMR Portfolio Loan and none of the GMR Portfolio Loan balance has been attributed to the 2020 Exeter Road parcel.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

85

FL, MI, MS, TN, TX	Collateral Asset Summary – Loan No. 7 GMR Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,097,400 57.4% 1.57x 11.2%

Melbourne
MELBOURNE INT'L AIRPORT (MLB)
Atlantic Ocean
Indian River
Holmes Regional Medical Center
Melbourne Shopping Center
Melbourne Square Mall
The Shoppes of West Melbourne
Andretti Thrill Park
Plano
Preston Shepard Place
The Medical Center of Plano
Baylor Scott & White Medical Center - Plano
University of Texas At Dallas
W PARK BLVD
W PLANO PKY
W 15TH ST
FRANKFORD RD
MCCALLUM BLVD
W CAMPBELL RD
COIT RD
PRESTON RD
Memphis
Bartlett
Lakeland
Arlington
Germantown
MEMPHIS INTERNATIONAL AIRPORT
TENNESSEE
MISSISSIPPI
Olive Branch
Southaven
Livonia
Westland
Dearborn Heights
Wayne
Inkster
Romulus
Taylor
DETROIT METROPOLITAN WAYNE COUNTY AIRPORT
Garden City Hospital
1
2
3
4
5
6
7
8

GMR Portfolio

#	Property Name	Address	City/State	Zip Code
1	Marina Towers	709 South Harbor City Boulevard	Melbourne, FL	32901
2	Star Medical Center	4100 Mapleshade Lane	Plano, TX	75075
3	1310 Wolf Park Drive	1310 Wolf Park Drive	Germantown, TN	38138
4	7668B Airways Boulevard	7668B Airways Boulevard	Southaven, MS	38671
5	Surgical Institute of Michigan	33545 Cherry Hill Road	Westland, MI	48186
6	1324 Wolf Park Drive	1324 Wolf Park Drive	Germantown, TN	38138
7	3350 North Germantown Road	3350 North Germantown Road	Bartlett, TN	38133
8	2999 Centre Oak Way	2999 Centre Oak Way	Germantown, TN	38138

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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87

Various Charlotte, NC 28206	Collateral Asset Summary – Loan No. 8 AvidXchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 61.2% 1.59x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

88

Various Charlotte, NC 28206	Collateral Asset Summary – Loan No. 8 AvidXchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 61.2% 1.59x 11.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Noah F. Lazes; Richard J. Lazes
Borrowers:	Fiber Mills, LLC; Music Factory Condominiums, LLC; Silver Hammer Properties, LLC
Original Balance(1):	$31,200,000
Cut-off Date Balance(1):	$31,200,000
% by Initial UPB:	3.7%
Interest Rate:	5.0940%
Payment Date:	6th of each month
First Payment Date:	June 6, 2016
Maturity Date:	May 6, 2026
Amortization:	330 months
Additional Debt(1):	$20,800,000 Pari Passu Debt
Call Protection(2)(3):	L(24), YM1(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$126,459	$14,051
Insurance:	$28,967	$14,483
Replacement:	$0	$3,985
TI/LC:	$750,000	$14,944
Landlord Obligations:	$1,095,745	$0
Live Nation Reserve:	$4,753,758	$0
Required Repairs:	$55,000	NAP

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$217
Balloon Balance / Sq. Ft.:	$172
Cut-off Date LTV:	61.2%
Balloon LTV:	48.4%
Underwritten NOI DSCR:	1.65x
Underwritten NCF DSCR:	1.59x
Underwritten NOI Debt Yield:	11.2%
Underwritten NCF Debt Yield:	10.8%
Underwritten NOI Debt Yield at Balloon:	14.1%
Underwritten NCF Debt Yield at Balloon:	13.6%

Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Retail / Office
Collateral:	Fee Simple
Location:	Charlotte, NC
Year Built / Renovated:	Various / Various
Total Sq. Ft.:	239,106
Property Management:	ARK Ventures, Inc.
Underwritten NOI:	$5,821,986
Underwritten NCF:	$5,594,835
Appraised Value:	$85,000,000
Appraisal Date:	February 1, 2016

Historical NOI(6)
Most Recent NOI:	$4,341,578 (December 31, 2015)
2014 NOI:	$3,888,269 (December 31, 2014)
2013 NOI:	$3,797,584 (December 31, 2013)
2012 NOI:	NAV

Historical Occupancy(6)
Most Recent Occupancy:	95.2% (March 1, 2016)
2015 Occupancy:	100.0% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)

(1)	The AvidXchange Whole Loan is evidenced by two pari passu notes in the aggregate original principal amount of $52.0 million. The controlling Note A-1, with an original principal balance of $31.2 million will be included in the CFCRE 2016-C4 securitization trust, and the non-controlling Note A-2, with an original balance of $20.8 million, is currently held by CCRE or an affiliate and is expected to be included in a future securitization trust. For additional information on the pari passu companion loan, see “The Loan” below.

(2)	Partial release is permitted. See “Partial Release” below.

(3)	The lockout period for yield maintenance will be at least 24 payment dates beginning with and including the first payment date of June 6, 2016. Prepayment of the full $52.0 million AvidXchange Whole Loan is permitted in whole with payment of a yield maintenance premium after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes that last pari passu note to be securitized and (ii) June 6, 2018. The assumed lockout period of 24 payments is based on the expected CFCRE 2016-C4 securitization closing date in May 2016. The actual lockout period may be longer.

(4)	See “Initial Reserves” and “Ongoing Reserves” below.

(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate AvidXchange Whole Loan.

(6)	Historical NOI and 2013-2015 Occupancy exclude the Silver Hammer Building Property as it was converted to multi-tenant office use in 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

89

Various Charlotte, NC 28206	Collateral Asset Summary – Loan No. 8 AvidXchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 61.2% 1.59x 11.2%

Portfolio Summary
Property Name	Property Type	Allocated Loan Amount	Sq. Ft.	Year Built/ Renovated	Appraised Value	Occupancy(1)
AvidXchange Music Factory	Retail/Office	$37,750,000	182,703	1920 / 2006	$66,000,000	93.7%
Silver Hammer Building	Retail/Office	$14,250,000	56,403	1987 / 2014	$19,000,000	100.0%
Total		$52,000,000	239,106		$85,000,000
(1)	Occupancy based on the rent rolls dated March 1, 2016.

The Loan. The AvidXchange whole loan (the “AvidXchange Whole Loan”) is a fixed rate loan with an original principal balance of $52.0 million, secured by the borrowers’ fee simple interest in two adjacent buildings, the AvidXchange Music Factory (the “AvidXchange Music Factory Property”) and the Silver Hammer Building (the “Silver Hammer Building Property”), totaling 239,106 sq. ft. of office and retail space located Charlotte, North Carolina (collectively, the “AvidXchange Properties”). The AvidXchange Loan (“the “AvidXchange Loan”), evidenced by the controlling Note A-1, has an original principal balance of $31.2 million and will be included in the CFCRE 2016-C4 securitization trust. The pari passu non-controlling Note A-2, with an original principal balance of $20.8 million, is currently held by CCRE or an affiliate and is expected to be included in a future securitization trust.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$31,200,000	$31,200,000	CFCRE 2016-C4	Yes
Note A-2	$20,800,000	$20,800,000	CCRE	No
Total	$52,000,000	$52,000,000

The AvidXchange Whole Loan has a 10-year term and amortizes on a 27.5-year schedule. The AvidXchange Loan accrues interest at a fixed rate equal to 5.0940% and has a cut-off date balance of $31.2 million. The AvidXchange Whole Loan proceeds were used to retire existing debt of approximately $44.3 million, fund reserves of approximately $6.8 million, and pay closing costs of approximately $0.9 million. Based on the portfolio appraised value of $85.0 million as of February 1, 2016, the cut-off date LTV is 61.2%. The most recent prior financing of the AvidXchange Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$52,000,000	100.0%	Loan Payoff	$44,297,917	85.2%
			Reserves	$6,809,928	13.1%
			Closing Costs	$892,155	1.7%
Total Sources	$52,000,000	100.0%	Total Uses	$52,000,000	100.0%

The Borrowers / Sponsors. The borrowers, Fiber Mills, LLC, Music Factory Condominiums, LLC and Silver Hammer Properties, LLC are each a single purpose North Carolina limited liability company structured to be bankruptcy-remote each with two independent directors in its organizational structure. The sponsors of the borrowers and the nonrecourse carve-out guarantors are Richard Lazes, co-founder and CEO of ARK Group, and Noah Lazes, co-founder, President, and COO of ARK Group.

ARK Group is a Charlotte-based real estate and entertainment company with extensive experience in the development and operation of multi-themed entertainment complexes, multi-family residential projects, restaurants, nightclubs, and live music venues. As of March 1, 2016, ARK Group owns eight properties with an approximate aggregate value of $122 million. The sponsors’ current cost bases in the AvidXchange Music Factory Property and the Silver Hammer Building Property are $35.1 million and $5.1 million, respectively.

Three tenants, Ark Pub (2.5% of NRA; 4.9% of U/W Base Rent), Rick Lazes (2.5% of NRA; 2.6% of U/W Base Rent), and ARK Management, Inc. (0.4% of NRA; 0.3% of U/W Base Rent) are all affiliates of the sponsor.

The Property. The AvidXchange Properties are comprised of two adjacent buildings, the AvidXchange Music Factory Property and the Silver Hammer Building Property. The AvidXchange Properties include 123,855 sq. ft. of office space, 71,353 sq. ft. of retail space, and 43,898 sq. ft. of music venue space.

AvidXchange Music Factory (182,703 sq. ft.; 76.4% of NRA; 78.3% of U/W Base Rent) The AvidXchange Music Factory Property is a 9.6-acre mixed-use development comprised of 70,703 sq. ft. of retail space, 68,102 sq. ft. of office space, and 43,898 sq. ft. of music venue space, 11,500 sq. ft. of which is vacant.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90

Various Charlotte, NC 28206	Collateral Asset Summary – Loan No. 8 AvidXchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 61.2% 1.59x 11.2%

Built in stages from 1920 through the 1950’s, the AvidXchange Music Factory Property operated as a textile mill until the sponsors’ acquisition in 2001. After an extensive rehabilitation and renovation, the property opened as the North Carolina Music Factory in phases, starting in 2006 with the final phase delivered in 2015, and maintained 100.0% occupancy as each phase was delivered. In 2016, AvidXchange bought the naming rights to the development, and the property was renamed the AvidXchange Music Factory in conjunction with the development of the company’s new headquarters adjacent to the property.

As of March 1, 2016, the AvidXchange Music Factory Property was 93.7% occupied by 25 tenants. The AvidXchange Music Factory Property’s 70,703 sq. ft. of retail space is 100.0% leased to 10 tenants and accounts for 36.8% of the AvidXchange Properties’ underwritten base rent. Retail tenants include various nightlife and dining destinations including Label (6.8% of NRA; 13.1% of U/W Base Rent), 8.2.0 (5.3% of NRA; 4.4% of U/W Base Rent), and VBGB Uptown (1.8% of NRA; 2.2% of U/W Base Rent). The AvidXchange Music Factory Property’s 68,102 sq. ft. of office space is 100.0% leased to 13 tenants and accounts for 22.6% of the AvidXchange Properties’ underwritten base rent. Office tenants include AvidXchange (9.2% of NRA; 9.8% of U/W Base Rent), Industry, Inc. (9.2% of NRA; 4.6% of UW Base Rent) and Creative Loafing (2.0% of NRA; 1.1% of U/W Base Rent).

Live Nation (NYSE: LYV) currently operates two of the music venues, The Uptown Amphitheater (“Uptown Amphitheater”) and The Fillmore (“The Fillmore”), and is negotiating an amendment to extend the current lease for The Fillmore and expand the leased premises an additional 11,500 sq. ft. to occupy a third venue. The AvidXchange Whole Loan is structured with a holdback tied to the execution of the Live Nation Lease Amendment. See “Live Nation Reserve” below.

Silver Hammer Building (56,403 sq. ft.; 23.6% of NRA; 25.6% of U/W Base Rent) The Silver Hammer Building Property is comprised of 55,753 sq. ft. of office space and 650 sq. ft. of retail space located adjacent to the AvidXchange Music Factory Property. Built in 1987, the Silver Hammer Building Property operated as a movie production studio until the sponsor’s 2014 conversion to a multi-tenant office. As of March 1, 2016, the Silver Hammer Building Property is 100.0% occupied by four tenants, the largest of which is AvidXchange (18.9% of NRA; 20.2% of U/W Base Rent).

Environmental Matters. The Phase I environmental report dated April 6, 2016 recommended no further action at either of the properties, other than requiring the borrowers to implement and maintain O&M Plans for ACMs and LBPs and to operate the properties in accordance with certain Brownfield requirements. Additionally, the borrower obtained an environmental insurance policy at closing. For additional information, see “Description of the Mortgage Pool–Environmental Conditions” in the Preliminary Prospectus.

Tenant Summary
Tenant	Tenant Type	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Major Tenants
AvidXchange	Office	NR/NR/NR	67,203	28.1%	$26.01	30.1%	Various(2)
Live Nation	Other/Office	NR/B3/BB-	34,058	14.2%	$23.62	13.8%	Various(3)
Industry, Inc.	Office	NR/NR/NR	22,086	9.2%	$12.18	4.6%	Various(4)
Label	Retail	NR/NR/NR	16,206	6.8%	$46.94	13.1%	6/30/2017
8.2.0	Retail	NR/NR/NR	12,664	5.3%	$20.16	4.4%	7/31/2021
Total Major Tenants			152,217	63.7%	$25.21	66.0%
Remaining Tenants			75,389	31.5%	$26.19	34.0%
Total Occupied Collateral			227,606	95.2%	$25.54	100.0%
Vacant			11,500	4.8%
Total			239,106	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	AvidXchange leases 45,236 sq. ft. of office space in the Silver Hammer Building Property expiring December 31, 2030 pursuant to the lease amendment, and 21,967 sq. ft. of office space in AvidXchange Music Factory Property expiring March 31, 2021.

(3)	Live Nation leases 32,398 sq. ft. of music venue space expiring March 31, 2019 and 1,660 sq. ft. of office space expiring October 31, 2019, both at the AvidXchange Music Factory Property.

(4)	Industry, Inc. leases 14,028 sq. ft. of office space expiring 8/31/2020 and 8,058 sq. ft. of office space expiring 10/31/2019 at the AvidXchange Music Factory Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

91

Various Charlotte, NC 28206	Collateral Asset Summary – Loan No. 8 AvidXchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 61.2% 1.59x 11.2%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	6,017	2.5%	6,017	2.5%	$25.50	2.6%	2.6%
2016	3	3,536	1.5%	9,553	4.0%	$17.06	1.0%	3.7%
2017	5	29,210	12.2%	38,763	16.2%	$37.77	19.0%	22.7%
2018	3	11,618	4.9%	50,381	21.1%	$31.99	6.4%	29.1%
2019	7	45,541	19.0%	95,922	40.1%	$23.21	18.2%	47.2%
2020	5	36,615	15.3%	132,537	55.4%	$17.58	11.1%	58.3%
2021	5	39,733	16.6%	172,270	72.0%	$27.30	18.7%	77.0%
2022	1	0	0.0%	172,270	72.0%	$0.00	0.7%	77.7%
2023	0	0	0.0%	172,270	72.0%	$0.00	0.0%	77.7%
2024	0	0	0.0%	172,270	72.0%	$0.00	0.0%	77.7%
2025	0	0	0.0%	172,270	72.0%	$0.00	0.0%	77.7%
2026	0	0	0.0%	172,270	72.0%	$0.00	0.0%	77.7%
2027	0	0	0.0%	172,270	72.0%	$0.00	0.0%	77.7%
Thereafter	2	55,336	23.1%	227,606	95.2%	$23.46	22.3%	100.0%
Vacant	NAP	11,500	4.8%	239,106	100.0%	NAP	NAP
Total / Wtd. Avg.	32	239,106	100.0%			$25.54	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

Major Tenants.

AvidXchange (67,203 sq. ft.; 28.1% of NRA; 30.1% of U/W Base Rent) AvidXchange provides accounts payable and payment automation solutions for businesses. The company was founded in 2000 and services more than 5,200, generally midmarket companies, clients throughout North America, in automating invoice and payment processes. AvidXchange recently completed a $225 million minority growth financing led by Bain Capital Ventures and has been recognized as one of the 50 fastest-growing private companies in the Charlotte area for four consecutive years, ranked among Deloitte’s 2015 Fast 500, and was among the top 100 technology companies in North America by Red Herring. AvidXchange has been in tenancy at both the AvidXchange Music Factory Property (21,967 sq. ft.) and the Silver Hammer Building Property (45,236 sq. ft.) since 2016 and 2014, respectively. AvidXchange is currently headquartered in midtown Charlotte, and is in the process of constructing new 200,000 sq. ft. headquarters across the street from the AvidXchange Music Factory Property. The new headquarters is anticipated to serve at least 600 new employees and is expected to be completed in 2017.

Live Nation Worldwide, Inc. (34,058 sq. ft.; 14.2% of NRA; 13.8% of U/W Base Rent) Live Nation Worldwide, Inc. (“Live Nation”) is the world’s leading live entertainment company. Live Nation owns, operates, has exclusive booking rights for or has an equity interest in 167 venues, including House of Blues music venues and notable locations such as the Hollywood Palladium, the Ziggo Dome in Amsterdam, and 3Arena in Ireland. In their fiscal year 2015, Live Nation achieved revenue of approximately $7.3 billion compared to approximately $6.9 billion in 2014. Live Nation operates the two music venues, Uptown Amphitheater and The Fillmore, and is negotiating an amendment to expand the Fillmore leased premises for an additional 11,500 sq. ft. to occupy a third venue.

The Uptown Amphitheater (5.4% of NRA; 6.6% of U/W Base Rent) is a 5,000 person capacity outdoor amphitheater with views of the Charlotte skyline, premium box seats, indoor VIP areas, private bars, elevated lawn seating, and a Bourbon Street-style concession area which is operated by Wolfgang Puck. The Fillmore (8.1% of NRA; 6.6% of U/W Base Rent) is an indoor venue with a capacity of 2,000 that is themed in the tradition of the legendary Fillmore venue in San Francisco. The Fillmore Charlotte features the iconic music venue’s trademark décor including red oak hardwood floors, red painted interior, vintage posters of legendary live music performances, and state-of-the-art lighting and sound systems. In 2015, paid attendance at The Fillmore and Uptown Amphitheater collectively totaled 214,139 people, an increase of 2.7% over 2014.

Industry, Inc. (22,086 sq. ft.; 9.2% of NRA; 4.6% of U/W Base Rent) Industry, Inc. is a shared office environment designed for creative professionals, technology professionals, freelancers, small businesses and other independent workers. The space offers both private offices as well as flexible workspaces and is generally leased to startup companies, small companies, and remote workers who may be with larger firms outside of the Charlotte market. Industry, Inc. also has a designated event space to accommodate larger events, workshops, meetings or parties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

92

Various Charlotte, NC 28206	Collateral Asset Summary – Loan No. 8 AvidXchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 61.2% 1.59x 11.2%

Label (16,206 sq. ft.; 6.8% of NRA; 13.1% of U/W Base Rent) Label is an upscale, bi-level nightspot with host DJs and live music. Over $8.5 million ($525 per sq. ft.), including $6.5 million of tenant contributions, was invested in the build out of the space which was designed by the same architect who designed LIV at the Fontainebleau in Miami. Label is reportedly achieving over $5.0 million in annual sales with sales steadily increasing each year since Label opened in 2012.

8.2.0 (12,664 sq. ft.; 5.3% of NRA; 4.4% of U/W Base Rent) 8.2.0 is a restaurant and entertainment concept that includes a mix of offerings with an upscale karaoke lounge for 50, arcade with retro-style games, multiple bars and a vegan-friendly pizza parlor. 8.2.0 is an affiliated concept of the VBGB Beer Hall & Garden, which is also located at the AvidXchange Music Factory Property. VBGB Beer Hall & Garden saw 2015 sales of $3.4 million ($778 per sq. ft.), a 19% increase over 2014. The 8.2.0 lease was executed July 2015 and rent payments have commenced though the space is not yet open for business.

The Market. The AvidXchange Properties are located in the northern portion of the Charlotte central business district, also known as Center City. Center City, which has more than 100,000 daytime employees and 25 million annual visitors, is experiencing an increase in development on its north side in response to the draw of the AvidXchange Music Factory Property and an increased volume of public investment in that area. Additionally, a luxury, 205-unit multifamily project is under construction immediately east of the AvidXchange Properties. Charlotte is in the process of extending the LYNX Blue Line, which the city anticipates will be operational (in 2017) which will connect Center City and the University of North Carolina, Charlotte campus with the AvidXchange Properties. Additional economic drivers in the area include the recently renovated Bank of America Stadium (home of the Carolina Panthers), Time Warner Cable Arena (home of the Charlotte Hornets), the NASCAR Hall of Fame and the Charlotte Convention Center.

The estimated 2015 population in a one, three and five-mile radius of the AvidXchange Properties was estimated to be 15,455, 86,244 and 228,095, respectively. The estimated 2015 average household income in a one, three and five-mile radius of the AvidXchange Properties was estimated to be $80,993, $70,848 and $68,750, respectively. As of July 2015, the Charlotte metropolitan statistical area’s unemployment rate was 6.0%, below the North Carolina State unemployment rate of 6.3% and down 60 basis points from July 2014.

The appraiser analyzed a set of five recent office leases negotiated in comparable buildings in the AvidXchange Properties’ competitive market. These comparable leases range in size from 2,300 sq. ft. to 9,331 sq. ft. and have terms ranging from five to 10 years. The comparables exhibit a range of rents from $18.50 per sq. ft. to $28.00 per sq. ft., with an average of $21.87 per sq. ft., slightly below the underwritten office rent of $22.53 per sq. ft.

Office Rent Comparables(1)
Building	Class	Size (NRA)	Year Built/ Renovated	Lease Date	Tenant	Total Size (Sq. Ft.)	Base Rent	Lease Type
Carolina School Supply Building	B	27,142	1930 / 2000	1/15	Red Line Design	9,331	$18.50	Gross
Dunavant Place	A	15,500	2015 / NAP	9/14	Listing	3,485	$28.00	Modified Gross
SouthBorough	A	28,000	2008 / NAP	11/14	Confidential	2,300	$24.00	Gross
Carolina School Supply	B	26,272	1930 / 2000	11/14	River & Associates	4,998	$19.85	Gross
Historic Textile Supply	B	25,500	1920 / 1998	8/14	Geosyntec Consultants, Inc.	4,228	$19.00	Modified Gross
Total / Average:						24,342	$21.87

(1) Source: Appraisal.

The appraisal analyzed a set of five recent retail leases negotiated in comparable buildings in the AvidXchange Music Factory’s competitive market. These comparable leases range in size from 1,844 sq. ft. to 5,420 sq. ft. and have terms ranging from six to 10 years. The comparables exhibit a range of rents from $25.00 per sq. ft. to $35.00 per sq. ft., with an average of $31.50 per sq. ft., above the underwritten retail rent of $30.11 per sq. ft.

Retail Rent Comparables(1)
Building	Year Built	Lease Date	Tenant	Total Size (Sq. Ft.)	Base Rent	Lease Type
1531 East Boulevard	1921	1/14	Mayobird	5,420	$35.00	Net
South Tryon Square	1961	12/15	Dean and Delucca	3,773	$27.50	Net
Bank of America Plaza	1977	9/15	Confidential	3,650	$35.00	Net
Bank of America Plaza	1977	9/15	Confidential	1,844	$25.00	Net
1616 Center	2015	11/15	Confidential	2,400	$35.00	Net
Total / Average:				17,087	$31.50

(1) Source: Appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

93

Various Charlotte, NC 28206	Collateral Asset Summary – Loan No. 8 AvidXchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 61.2% 1.59x 11.2%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2013	2014	2015	U/W	U/W PSF
Base Rent(2)	$3,399,624	$3,417,522	$4,141,372	$5,811,954	$24.31
Value of Vacant Space	0	0	0	228,758	$0.96
Gross Potential Rent	$3,399,624	$3,417,522	$4,141,372	$6,040,713	$25.26
Total Recoveries	274,608	259,978	260,505	299,223	$1.25
Other Income	406,882	498,869	592,707	825,795	$3.45
Less: Vacancy(3)	0	0	0	(462,697)	($1.94)
Effective Gross Income	$4,081,114	$4,176,369	$4,994,584	$6,703,034	$28.03
Total Operating Expenses	283,530	288,100	653,007	881,049	$3.68
Net Operating Income	$3,797,584	$3,888,269	$4,341,578	$5,821,986	$24.35
TI/LC	0	0	0	$179,330	$0.75
Capital Expenditures	0	0	0	$47,821	$0.20
Net Cash Flow	$3,797,584	$3,888,269	$4,341,578	$5,594,835	$23.40
(1)	Historical Net Cash Flows exclude the Silver Hammer Building Property as it was converted to multi-tenant office use in 2014.

(2)	U/W Base Rent is based on the rent roll dated March 1, 2016. Rent bumps were underwritten through April 31, 2017, as well as a scheduled rent decrease for Ark Pub which results in a $22,823 deficit to the rent roll dated March 1, 2016.

(3)	U/W Vacancy is based on an economic vacancy of 7.3%, which is above the appraisal’s concluded a stabilized vacancy of 5.0%. As of March 1, 2016, the AvidXchange Properties are 95.2% leased.

Property Management. The AvidXchange Properties are managed by ARK Ventures, Inc., an affiliate of the sponsors.

Lockbox / Cash Management. The AvidXchange Whole Loan is structured with a hard lockbox and springing cash management. A full excess cash sweep will occur upon (i) an event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager has occurred, (iii) the failure by the borrower after the end of two calendar quarters to maintain a debt service coverage ratio of at least 1.15x, or (iv) the occurrence of a Lease Trigger Period and will end if, (a) with respect to (i) above, the default is cured, (b) with respect to (ii) above, in the case of a bankruptcy action of manager only, if borrower replaces the manager with a qualified qanager under a replacement management agreement, (c) with respect to (iii) above, if for a period of two consecutive calendar quarters, the debt service coverage ratio is equal to or greater than 1.25x, or (d) with respect to (iv) above, lender receives an acceptable lease extension or acceptable replacement lease for such demised space which triggered the applicable Lease Trigger Period.

A “Lease Trigger Period” will occur: (i) with respect to tenants Uptown Amphitheater and The Fillmore, the date which is the earlier to occur of (A) six calendar months prior to the expiration date under such tenant’s lease, (B) the date set forth in such tenant’s lease on or before which such tenant is required to notify the borrowers of its intent to either renew or terminate its lease, (C) tenant fails to continuously operate, (D) tenant, or the guarantor of such tenant’s lease obligations, is the subject of a bankruptcy action, (E) tenant gives notice of its intent to terminate its lease or to vacate or surrender its demised premises or otherwise vacates or surrenders its demised premises or (F) such tenant’s lease terminates or expires; and/or (ii) with respect to the AvidXchange leases, (A) such tenant fails to continuously operate at both the AvidXchange Music Factory Property and the Silver Hammer Building Property, (B) such tenant, or the guarantor of any such tenant’s obligations under such tenant’s lease, is the subject of a bankruptcy action, (C) such tenant gives notice of its intent to terminate its lease or to vacate or surrender its demised premises or otherwise vacates or surrenders its demised premises, but with respect to the AvidXchange lease at the AvidXchange Music Factory Property, only if such tenant’s corporate headquarters, anticipated to be constructed adjacent to the AvidXchange Properties, has not yet been completed (as determined by lender in its reasonable discretion), at the time of such notice or surrender, as applicable, or (D) such tenant’s lease terminates or expires, but with respect to AvidXchange lease at the AvidXchange Music Factory Property, only if such tenant’s corporate headquarters has not yet been completed (as determined by lender in its reasonable discretion), at the time of such termination or expiration, as applicable. A Lease Trigger Period will end on the date that the lender receives an acceptable lease extension or acceptable replacement lease for such demised space which triggered the applicable Lease Trigger Period.

Initial Reserves. At loan origination, the borrowers deposited (i) $126,459 into a tax reserve account, (ii) $28,967 into an insurance reserve account, (iii) $55,000 into a required repairs account, (iv) $750,000 into a TI/LC reserve account, (v) $1,095,745 into a Landlord Obligations reserve account for outstanding TI’s owed to AvidXchange and La Revolucion, and (vi) $4,753,758 into a Live Nation reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

94

Various Charlotte, NC 28206	Collateral Asset Summary – Loan No. 8 AvidXchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 61.2% 1.59x 11.2%

The AvidXchange Whole Loan documents provide that amounts in the Live Nation reserve account may be disbursed to the borrowers after The Fillmore lease is amended (the “Live Nation Lease Amendment”) to extend the lease through 2024 or longer and expand the leased premises to include 11,500 sq. ft. of recently vacated space (“Expansion Premises”). In the event The Fillmore lease is not amended (as described above), AvidXchange Whole Loan documents provide that the lender may make partial disbursements as follows: (i) $2,000,000, if the Expansion Premises is leased to another tenant at the same or higher rent that would have been paid under the Live Nation Lease Amendment, or for a rent which would result in a debt yield and a proforma debt yield equal to at least 10.8%, (ii) $2,753,758, if the The Fillmore lease is extended or renewed through 2024 or longer; and (iii) $2,753,758, if the entire demised premises under the The Fillmore lease is leased to another tenant at the same or better rent than the rent that would have been paid under the Live Nation Lease Amendment, or for a rent which would result in a debt yield and a proforma debt yield equal to at least 10.8%.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit (i) 1/12 of the estimated annual real estate taxes, which currently equates to $14,051, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $14,483, into an insurance reserve account, (iii) $3,985 ($0.20 per sq. ft. annually) into a replacement reserve account, and (iv) $14,944 ($0.75 per sq. ft. annually) into a TI/LC reserve account, capped at $1,000,000, which cap is removed upon an event of default or if occupancy falls below 85.0%. The AvidXchange Whole Loan documents provide that after Label extends or renews its lease for at least three additional years proceeds in excess of $250,000 in the TI/LC reserve account will be disbursed to borrowers (to reimburse Label for the cost of tenant improvements performed prior to the loan origination date).

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. After the expiration of the lockout period, the borrowers may obtain the release of The Silver Hammer Building Property only provided, among other things, (i) the DSCR for the remaining property is not less than the greater of the DSCR immediately preceding such release and 1.59x, (ii) the DY for the remaining property is not less than the greater of the DY immediately preceding such release and 10.8%, (iii) the LTV for the remaining property is not greater than the lesser of the LTV immediately preceding such release and 61.2%, and (iv) the borrowers partially prepay the AvidXchange Whole Loan in an amount equal to the greater of 100% of net sales proceeds or 125% of the allocated loan amount of the Silver Hammer Building Property plus the applicable yield maintenance premium.

Tax Credits / Master Lease Structure. The renovation of the AvidXchange Music Factory Property permitted the Fiber Mills, LLC borrower to qualify for state and federal historic tax credits. In connection with the tax credits, the Fiber Mills, LLC borrower master leased the entire AvidXchange Music Factory Property (not including the portion owned by Music Factory Condominiums, LLC) (the “Tax Credit Property”) to an affiliate of Borrower (the “Master Tenant”), who in turn subleased the Tax Credit Property to another affiliate of the borrower (the “Master Subtenant”). The Master Subtenant leases the Tax Credit Property to commercial tenants. On June 29, 2007, Master Subtenant entered into an operating agreement with the Master Tenant and the Sherwin Williams Company (“Sherwin Williams”). Sherwin Williams contributed capital in exchange for a 99.9% interest in the Master Tenant (which provides Sherwin Williams with the benefit of federal and state tax credits). Until March 1, 2018, the master lease and master sublease may not be terminated. Effective as of the loan origination, each of the Master Tenant and Master Subtenant have agreed to deposit all rent received under the master lease and from commercial tenants at the Tax Credit Property to the lender controlled clearing account and applied in accordance with terms of loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

95

Various Charlotte, NC 28206	Collateral Asset Summary – Loan No. 8 AvidXchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 61.2% 1.59x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

96

Various Charlotte, NC 28206	Collateral Asset Summary – Loan No. 8 AvidXchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 61.2% 1.59x 11.2%

Charlotte
FOURTH WARD
THIRD WARD
FIRST WARD
SECOND WARD
UPTOWN
SEVERSVILLE
WESLEY HEIGHTS
Johnson C Smith University
Johnson and Wales University - Charlotte
Bank of America Stadium
Discovery Place
Charlotte Convention Center
Time Warner Cable Arena
Federal Reserve
Three Wells Fargo Center
Duke Energy Center
BofA Corporate Center
Charlotte-Mecklenburg Gov Center
American Legion Memorial Stadium
Central Piedmont Community College
7th Street Station
CTC/Arena
3rd Street/ Convention Center
Stonewall
Carson
CATS - LYNX BLUE LINE
Huntersville
Concord
Stanley
Mt Holly
Harrisburg
Lowell
Belmont
Charlotte
Mint Hill
Matthews
Pineville
Tega Cay
Weddington
Lake Park
Indian Trail
Hemby Bridge

AvidXchange

#	Property Name	Address	City/State	Zip Code
1	AvidXchange Music Factory	900, 950 and 1000 NC Music Factory Blvd	Charlotte, NC	28206
2	Silver Hammer Building	817, 820 and 920 Hamilton Street	Charlotte, NC	28206

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

97

17 – 21 Madbury Road Durham, NH 03824	Collateral Asset Summary – Loan No. 9 Madbury Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 68.6% 1.31x 8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

98

17 – 21 Madbury Road Durham, NH 03824	Collateral Asset Summary – Loan No. 9 Madbury Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 68.6% 1.31x 8.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Eamonn T. Healy; Kenneth Rubin; Barrett Bilotta
Borrower:	GP Madbury 17, LLC
Original Balance(1):	$29,000,000
Cut-off Date Balance(1):	$29,000,000
% by Initial UPB:	3.5%
Interest Rate:	4.9290%
Payment Date:	6th of each month
First Payment Date:	February 6, 2016
Maturity Date:	January 6, 2026
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt(1):	$20,000,000 Pari Passu Debt
Call Protection(2):	L(28), D(86), O(6)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$287,612	$95,871
Insurance:	$87,953	$8,795
Replacement:	$0	$5,120
TI/LC:	$64,278	$0
Rent Abatement:	$10,014	$0

Financial Information(4)
Cut-off Date Balance / Bed(5):	$93,333
Balloon Balance / Bed(5):	$82,493
Cut-off Date LTV:	68.6%
Balloon LTV:	60.7%
Underwritten NOI DSCR(6):	1.33x
Underwritten NCF DSCR(6):	1.31x
Underwritten NOI Debt Yield:	8.5%
Underwritten NCF Debt Yield:	8.4%
Underwritten NOI Debt Yield at Balloon:	9.6%
Underwritten NCF Debt Yield at Balloon:	9.5%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type(5):	Student Housing Multifamily
Collateral:	Fee Simple
Location:	Durham, NH
Year Built / Renovated:	2015 / NAP
Total Beds(5):	525
Property Management:	Golden Goose Property Management, LLC
Underwritten NOI:	$4,174,250
Underwritten NCF:	$4,112,813
Appraised Value:	$71,400,000
Appraisal Date:	November 9, 2015

Historical NOI(7)
Most Recent NOI:	$5,046,916 (T-3 January 31, 2016 Ann.)
2015 NOI:	NAP
2014 NOI:	NAP
2013 NOI:	NAP

Historical Occupancy(7)
Most Recent Occupancy:	100.0% (November 6, 2015)
2015 Occupancy:	NAP
2014 Occupancy:	NAP
2013 Occupancy:	NAP
(1)	The Madbury Commons Whole Loan is evidenced by two pari passu notes in the aggregate original principal amount of $49,000,000. The controlling Note A-1, with an original principal balance of $29.0 million, will be included in the CFCRE 2016-C4 mortgage trust. The non-controlling Note A-2, with an original principal balance of $20.0 million, is expected to be held by CCRE or an affiliate and contributed to a future securitization trust.

(2)	The lockout period for defeasance will be at least 28 payment dates beginning with and including the first payment date of February 6, 2016. Defeasance of the full $49.0 million Madbury Commons Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) February 6, 2020. The assumed lockout period of 28 payments is based on the expected CFCRE 2016-C4 securitization closing date in May 2016. The actual lockout period may be longer.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	DSCR, LTV, Debt Yield and Balance / Bed calculations are based on the aggregate Madbury Commons Whole Loan.

(5)	The collateral consists of 525 beds, as well as 42,859 sq. ft. of ground floor commercial space.

(6)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 1.70x and 1.68x, respectively.

(7)	Construction of the Madbury Commons Property was completed in August 2015. As a result, Historical NOI and Historical Occupancy are not applicable. In addition, the most recent occupancy does not include the retail component at the Madbury Commons Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

99

17 – 21 Madbury Road Durham, NH 03824	Collateral Asset Summary – Loan No. 9 Madbury Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 68.6% 1.31x 8.5%

The Loan. The Madbury Commons loan (the “Madbury Commons Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 525-bed student housing property with 42,859 sq. ft. of retail space located in Durham, New Hampshire (the “Madbury Commons Property”) with an original and cut-off date principal balance of $29.0 million, and represents the controlling Note A-1 of a $49.0 million whole loan (the “Madbury Commons Whole Loan”). The Madbury Commons Whole Loan is evidenced by two pari passu notes: the controlling Note A-1, which will be included in the CFCRE 2016-C4 mortgage trust, and the non-controlling Note A-2, with an original principal balance of $20.0 million, which will not be included in the trust and is expected to be held by CCRE or an affiliate and contributed to a future securitization trust

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$29,000,000	$29,000,000	CFCRE 2016-C4	Yes
Note A-2	$20,000,000	$20,000,000	CCRE	No
Total	$49,000,000	$49,000,000

The Madbury Commons Whole Loan has a 10-year term and amortizes on a 30-year schedule following an initial 36-month interest only period. The Madbury Commons Whole Loan accrues interest at a fixed rate equal to 4.9290%. Loan proceeds were used to retire existing debt of approximately $37.1 million, fund upfront reserves of approximately $0.4 million, pay closing costs and return approximately $8.8 million of equity to the borrower sponsors. Based on the appraised value of $71.4 million as of November 9, 2015, the cut-off date LTV ratio is 68.6%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$49,000,000	100.0%	Loan Payoff	$37,138,304	75.8%
			Return of Equity	$8,765,322	17.9%
			Closing Costs	$2,646,516	5.4%
			Reserves	$449,858	0.9%
Total Sources	$49,000,000	100.0%	Total Uses	$49,000,000	100.0%

The Borrowers / Sponsors. The borrower is GP Madbury 17, LLC a single purpose New Hampshire limited liability company, structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are Eamonn T. Healy, Kenneth Rubin and Barrett Bilotta on a joint and several basis.

Eamonn T. Healy, Kenneth Rubin and Barrett Bilotta are the principals of Golden Goose Capital, a developer, owner and manager of student housing properties. Golden Goose Capital maintains a portfolio of student housing properties around the campus of the University of New Hampshire (“UNH”) totaling 788 beds. The borrower sponsors developed the Madbury Commons Property for a total cost of $45.2 million.

The Property. The Madbury Commons Property is a Class A, student housing property totaling 525 beds (126 units), located in Durham, New Hampshire. The property is situated adjacent to the UNH campus. The newly constructed property was developed in 2015, and features four first-floor retail spaces totaling 42,859 sq. ft. in addition to the 126 residential units. The Madbury Commons Property is located across the street from the student union, as well as the new Paul College of Business. All academic buildings as well as the athletic facilities are within walking distance of the Madbury Commons Property.

The residential component of the Madbury Commons Property features unit types ranging from two to six bedrooms, with an average unit size of approximately 1,065 sq. ft. Each unit is furnished. Amenities include a washer/dryer, flat screen television, stainless steel appliances, granite countertops, climate control and video intercom system. Utilities, cable television, and Wi-Fi are also included in the rent. Additionally, the borrower plans to open a new on-site fitness center in the summer of 2016.

As of November 6, 2015 the student housing component of the Madbury Commons Property was 100% leased for the 2015/2016 school year with parental guarantees on most of the leases.

The retail component of the Madbury Commons Property features four, ground-floor commercial units. As of December 1, 2015, the retail component was 94.2% occupied by the University of New Hampshire, Saxbys Coffee, and Kennebunk Savings Bank.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100

17 – 21 Madbury Road Durham, NH 03824	Collateral Asset Summary – Loan No. 9 Madbury Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 68.6% 1.31x 8.5%

Madbury Commons Property Unit Mix Summary(1)
Unit Type	# of Units	# of Beds	% of Total	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate(2)	Average Monthly Rental Rate PSF
2 Bedroom / 1 Bath	2	5	1.0%	100.0%	727	$980	$1.34
3 Bedroom / 1 Bath	7	23	4.4%	100.0%	842	$955	$1.13
3 Bedroom / 2 Bath	7	28	5.3%	100.0%	1028	$911	$0.89
4 Bedroom / 2 Bath	93	378	72.0%	100.0%	1,038	$916	$0.89
5 Bedroom / 2 Bath	15	79	15.0%	100.0%	1,358	$919	$0.68
6 Bedroom / 2 Bath	2	12	2.3%	100.0%	1,390	$915	$0.66
Total / Wtd. Avg.	126	525	100.0%	100.0%	1,065	$918	$0.86
(1)	Based on unit mix provided by the borrower for the 2015/2016 school year.

(2)	Per bed.

Commercial Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

University of New Hampshire	NR/Aa3/NR	37,000	86.3%	$24.37	94.7%	11/30/2035
Kennebunk Savings Bank	NR/NR/NR	1,785	4.2%	$17.94	3.4%	10/31/2025
Saxbys Coffee	NR/NR/NR	1,574	3.7%	$11.85	2.0%	12/6/2025
Total Occupied Collateral		40,359	94.2%	$23.60	100.0%
Vacant		2,500	5.8%
Total		42,859	100.0%

(1)	Based on rent roll as of December 1, 2015.

(2)	Certain ratings are those of the parent entity whether or not the parent entity guarantees the lease.

Environmental Matters. The Phase I environmental report dated November 17, 2015 recommended no further action at the Madbury Commons Property.

The Market. The Madbury Commons Property is located in Durham, New Hampshire, adjacent to the UNH campus. Founded in 1866, UNH is the largest university in New Hampshire with a student population of 14,891 students. Additionally, UNH is a large employer in the Durham metropolitan statistical area, employing over approximately 4,000 staff members. In 2015, the population and median household income in Durham, New Hampshire were 15,290 and $71,582, respectively.

As of November 6, 2015, there are currently 14,891 students enrolled at the UNH Durham Campus. On-campus housing at UNH currently features 28 residence halls containing approximately 6,000 beds. This allows only approximately 40% of the student body to live on campus. The average monthly rent at the Madbury Commons Property is $918 per bed. The appraisal concluded an average monthly rent of $941 per bed for the subject property, which is based on either the average pre-leased rent for the 2016/2017 school year or a 2.0% increase over the in-place rents. In addition, 97% of the beds at the Madbury Commons Property are preleased for the 2016-2017 school year as of April 4, 2016.

The appraisal identified six comparable student housing properties within the UNH market. A summary of the six comparable properties is shown in the chart below.

Competitive Set(1)
Name	Madbury Commons	University Edge Main St	The Lodges at West	10 Pette Brooke	Cottages of Durham	University Downtown	Rivers Edge Apartments
Walk to Campus (Minutes)	5	8	23	5	38	7	32
Year Built	2015	2015	2014	2013	2011	2010	2009
Total Occupancy	100%	96%	100%	100%	98%	100%	100%
No. of Beds	525	197	460	60	619	120	112
No. of Units	126	54	143	15	141	26	48
Avg. SF / Unit(1)	1,065	1,318	1,115	1,387	1,383	1,060	1,066
Avg. Monthly Rent / Bed(1)	$918	$895	$989	$856	$806	$756	$730
(1)	Source: Appraisal and borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101

17 – 21 Madbury Road Durham, NH 03824	Collateral Asset Summary – Loan No. 9 Madbury Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 68.6% 1.31x 8.5%

Cash Flow Analysis.

Cash Flow Analysis(1)
	T-3 1/31/2016 Ann.	U/W	U/W Per Bed(2)
Residential Gross Potential Rent(3)	$5,814,700	$5,785,320	$11,020
Residential Vacancy(4)	0	(289,266)	(551)
Residential Net Rental Income	$5,814,700	$5,496,054	$10,469
Commercial Income(5)	801,380	1,077,167	2,052
Commercial Vacancy(6)	0	(71,193)	(136)
Commercial Net Rental Income	$801,380	$1,005,974	$1,916
Other Income	12,820	157,500	300
Effective Gross Income	$6,628,900	$6,659,528	$12,685
Total Operating Expenses	1,581,984	2,485,278	4,734
Net Operating Income	$5,046,916	$4,174,250	$7,951
Capital Expenditures	0	61,437	117
Net Cash Flow	$5,046,916	$4,112,813	$7,834
(1)	Construction on the Madbury Commons Property was completed in August 2015. As such, historical financials are not applicable.

(2)	The Madbury Commons Property contains 525 beds.

(3)    Residential Gross Potential Rent is based on in-place rent roll for the 2015/2016 school year.

(4)	Residential Vacancy represents 5.0% of gross potential rent. The residential portion of the Madbury Commons Property is currently 100% occupied and the appraisal concluded an economic vacancy rate of 4.0%.

(5)	Commercial Income is based on executed leases with the University of New Hampshire, Saxbys Coffee and Kennebunk Savings Bank. The University of New Hampshire U/W rent was averaged over the loan term.

(6)	Represents the in-place commercial economic vacancy.

Property Management. The Madbury Commons Property is managed by Golden Goose Property Management, LLC, a New Hampshire limited liability company and an affiliate of the borrower.

Lockbox / Cash Management. The Madbury Commons Loan is structured with a springing hard lockbox and springing cash management. A hard lockbox, in place cash management and an excess cash flow sweep will occur upon a Cash Management Period.

A “Cash Management Period” will occur upon (i) an event of default, (ii) a bankruptcy action of the borrower, managing member of the borrower, guarantor or property manager, (iii) the failure of the borrower after the end of two consecutive calendar quarters to maintain an actual debt service coverage ratio of at least 1.10x until the debt service coverage ratio is at least equal to 1.15x for two consecutive calendar quarters or (iv) the occurrence of a Lease Sweep Period. During a Cash Management Period, all excess cash will be held by the lender as additional collateral for the Madbury Commons Loan.

A “Lease Sweep Period” will occur upon the first monthly payment date following (i) the date that the Lease Sweep Lease is surrendered, cancelled or terminated prior to its then current expiration date, (ii) receipt by the borrower of notice from the tenant under the Lease Sweep Lease (such tenant, a “Lease Sweep Tenant”) that it intends to exercise any right of early termination, (iii) the date that a Lease Sweep Tenant goes dark, fails to open for business during customary hours or fails to be in physical possession of its space, (iv) a default under the Lease Sweep Lease that continues beyond any applicable notice or cure period or (v) the occurrence of a Lease Sweep Tenant insolvency proceeding.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

102

17 – 21 Madbury Road Durham, NH 03824	Collateral Asset Summary – Loan No. 9 Madbury Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 68.6% 1.31x 8.5%

A “Lease Sweep Lease” means (i) the UNH lease and/or (ii) any replacement tenant lease with respect to the space demised pursuant to the UNH lease.

Initial Reserves. At origination, the borrower deposited (i) $287,612 into a tax reserve account, (ii) $87,953 into an insurance reserve account, (iii) $64,278 into a TI/LC reserve account and (iv) $10,014 into a Saxbys Coffee rent abatement account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $95,871, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $8,795, into an insurance reserve account and (iii) $5,120 (approximately $117 per bed annually) into a replacement reserve account. Additionally, on each due date during a Lease Sweep Period, all excess cash will be deposited into a lease sweep reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

103

17 – 21 Madbury Road Durham, NH 03824	Collateral Asset Summary – Loan No. 9 Madbury Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 68.6% 1.31x 8.5%

Madbury Commons
17-21 Madbury Road
Durham, NH 03824
University of New Hampshire
Durham
Dover
Portsmouth
NEW HAMPSHIRE
MAINE
PORTSMOUTH INTERNATIONAL AIRPORT AT PEASE
PORTSMOUTH NAVAL SHIPYARD
Great Bay
Little Bay
Atlantic Ocean
Shaws Plaza Shopping Center
Dover Pediatrics
Janetos Shopping Plaza
Pine Hill Cemetery
Vaughan Woods Memorial State Park
Newington Center Historic District
Fox Run Mall
Newington Mall Shopping Center
Durgan Square
Great Bay National Wildlife Refuge
Warner House
Plaza 800
Portsmouth Public Library
Portsmouth Regional Hospital
South Cemetery
Calvary Cemetery
Pease Golf Course
Wentworth By The Sea Country Club
Odiorne Point State Park
Portsmouth Country Club
Water Country
Rockingham Country Club
Breakfast Hill Golf Club
Golf Club of New England
LITTLEWORTH RD
KNOX MARSH RD
DURHAM RD
LEE RD
MAIN ST
PISCATAQUA RD
NEWMARKET RD
DOVER POINT RD
GULF RD
HAROLD L DOW HWY
GOODWIN RD
STATE RD
DOW HWY
WOODBURY AVE
GRANT RD
ASH SWAMP RD
PISCASSIC RD
PORTSMOUTH AVE
GREENLAND RD
OCEAN RD
MIDDLE ST
SAGAMORE RD
WHIPPLE RD
WALLIS RD
WASHINGTON RD
GROVE RD
WEST RD
SOUTH RD
POST RD
Concord
Wells
Portsmouth
NH
Manchester
Dublin
Broad Sound
Nashua
Lowell
Gloucester
Westford
Salem
MA
Acton
Woburn
Lynn
Massachusetts Bay
Boston
Worcester
Framingham
Quincy
Stillings Hall
Stoke Hall
Smith Hall
Sawyer Hall
UNIVERISTY OF NEW HAMPSHIRE
President's House
MADBURY RD
MAIN ST
PETTEE BROOK LN
Huddleston Hall
Memorial Union Building
Fairchild Hall
Hetzel Hall
Mills Hall
Alexander Hall
Durham Post Office
Devine Hall
Engelhardt Hall
Durham Marketplace
CARTIFACT
MAP © 2016 CARTIFACT · DATA © OSM

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

104

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105

IL, IN, MI, MN, TX, WI	Collateral Asset Summary – Loan No. 10 GFH Brennan Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,512,500 75.0% 1.37x 9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

106

IL, IN, MN, MI, WI, TX	Collateral Asset Summary – Loan No. 10 GFH Brennan Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,512,500 75.0% 1.37x 9.8%

Mortgage Loan Information
Loan Seller:	SG
Loan Purpose:	Acquisition
Sponsors:	Principals of Brennan Investment Group: Michael Brennan, Samuel Mandarino, Scott McKibben, Robert Vanecko, Eduardo Paneque, Troy MacMane, Tod Greenwood, Allen Crosswell; GFH Financial Group B.S.C.
Borrower:	GFG NC 1 LLC
Original Balance(1):	$28,512,500
Cut-off Date Balance(1):	$28,512,500
% by Initial UPB:	3.4%
Interest Rate:	5.0500%
Payment Date:	1st of each month
First Payment Date:	April 1, 2016
Maturity Date:	March 1, 2026
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt(1):	$40,000,000 Pari Passu Debt
Call Protection(2):	L(26), D(90), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$690,386	$140,956
Insurance:	$40,892	$8,011
Replacement:	$0	$18,103
TI/LC:	$123,800	$31,366
Roadrunner Tax:	$15,057	$0

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$47
Balloon Balance / Sq. Ft.:	$44
Cut-off Date LTV:	75.0%
Balloon LTV:	69.2%
Underwritten NOI DSCR(5):	1.51x
Underwritten NCF DSCR(5):	1.37x
Underwritten NOI Debt Yield:	9.8%
Underwritten NCF Debt Yield:	8.9%
Underwritten NOI Debt Yield at Balloon:	10.6%
Underwritten NCF Debt Yield at Balloon:	9.6%
Property Information
Single Asset / Portfolio:	Portfolio of 15 properties
Property Type:	Various
Collateral:	Fee Simple
Location:	IL, IN, MN, MI, WI, TX
Year Built / Renovated:	Various / Various
Total Sq. Ft.:	1,448,215
Property Management:	Brennan Management LLC
Underwritten NOI:	$6,691,514
Underwritten NCF:	$6,095,139
Appraised Value:	$91,350,000
Appraisal Date:	Various

Historical NOI
Most Recent NOI(6):	$6,808,367 (T-12 September 30, 2015)
2015 NOI:	NAV
2014 NOI:	NAV
2013 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	95.7% (November 10, 2015)
2015 Occupancy	NAV
2014 Occupancy:	NAV
2013 Occupancy:	NAV
(1)	The GFH Brennan Industrial Portfolio Whole Loan is evidenced by two pari passu notes. The non-controlling Note A-2, with an original principal balance of $28,512,500, which will be included in the CFCRE 2016-C4 mortgage trust, and the controlling Note A-1 with an original principal balance of $40,000,000, which was included in the CGCMT 2016-P3 mortgage trust.

(2)	Partial release is permitted. See “Partial Release” below.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate GFH Brennan Industrial Portfolio Whole Loan.

(5)	Based on the amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.91x and 1.74x, respectively.

(6)	Most Recent NOI for the Cumberland, Main and Trolley Industrial properties are for the 12 months ended December 31, 2015, the three months ended September 30, 2015 and the five months ended September 30, 2015, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

107

IL, IN, MI, MN, TX, WI	Collateral Asset Summary – Loan No. 10 GFH Brennan Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,512,500 75.0% 1.37x 9.8%

Portfolio Summary
Property Name – Location	Allocated Cut-off Date Principal Balance(1)	% of Allocated Cut-off Date Principal Balance	Occupancy(2)	Year Built/ Renovated(3)(4)	Net Rentable Area (Sq. Ft.)	Appraised Value
Cumberland - Chicago, IL	$17,025,000	24.8%	91.3%	1984 / NAP	164,448	$22,700,000
UMIP Jefferson Hwy - Maple Grove, MN	$7,500,000	10.9%	100.0%	1999 / NAP	104,262	$10,000,000
UMIP W 27th Street - St. Louis Park, MN	$6,712,500	9.8%	100.0%	1958 / 1989	103,783	$8,950,000
Main - Union, IL	$6,075,000	8.9%	100.0%	Various / NAP	193,592	$8,100,000
Trolley Industrial - Taylor, MI	$4,950,000	7.2%	100.0%	1999 / NAP	160,035	$6,600,000
UMIP N 107th Street - Milwaukee, WI	$4,350,000	6.3%	100.0%	1990 / 2011	82,124	$5,800,000
Addison - Franklin Park, IL	$3,487,500	5.1%	100.0%	1965 / NAP	111,588	$4,650,000
Pagemill - Dallas, TX	$2,962,500	4.3%	100.0%	1976 / 2012	90,364	$3,950,000
UMIP Xeon Street - Coon Rapids, MN	$2,887,500	4.2%	100.0%	2002 / NAP	46,423	$3,850,000
8402-8440 Jackson - Indianapolis, IN	$2,400,000	3.5%	77.5%	1977 / NAP	55,200	$3,200,000
Jackson Pagosa - Indianapolis, IN	$2,325,000	3.4%	100.0%	1977 / NAP	81,000	$3,100,000
8520-8630 Jackson - Indianapolis, IN	$2,250,000	3.3%	61.1%	1977 / NAP	81,000	$3,000,000
Common - Roseville, MI	$2,175,000	3.2%	100.0%	1965 / Various	60,450	$2,900,000
8710-8768 Jackson - Indianapolis, IN	$1,875,000	2.7%	90.7%	1979 / NAP	43,200	$2,500,000
Dolton - Calumet City, IL	$1,537,500	2.2%	100.0%	1986 / NAP	70,746	$2,050,000
Total/Weighted Average	$68,512,500	100.0%	95.7%		1,448,215	$91,350,000
(1)	Based on the entire GFH Brennan Industrial Portfolio Whole Loan.

(2)	Based on physical occupancy as of November 10, 2015.

(3)	The Main property in Union, Illinois was built over three phases which were completed in 1955, 2007 and 2008.

(4)	The Common property in Roseville, Michigan was renovated in 1984, 1988, 1997 and 2000.

Tenant Summary
Tenant Name	Credit Rating (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent PSF	Lease Expiration
Miceli Drapery(1)(2)	NR / NR / NR	193,592	13.4%	$633,996	8.3%	$3.27	6/30/2035
Roadrunner(3)	NR / NR / NR	128,547	8.9%	$903,699	11.8%	$7.03	10/31/2022
Wismarq Corporation	NR/ NR / NR	111,588	7.7%	$368,101	4.8%	$3.30	6/30/2024
Aspen Research Corporation(2)	NR / NR / NR	104,262	7.2%	$682,671	8.9%	$6.55	5/31/2022
Spectrum Plastics	NR / NR / NR	103,783	7.2%	$641,981	8.4%	$6.19	5/31/2022
Teco Metal Products(2)	NR / NR / NR	90,364	6.2%	$248,501	3.2%	$2.75	12/31/2023
US Glu-Lam, Inc.	NR / NR / NR	70,746	4.9%	$243,927	3.2%	$3.45	7/31/2019
Dayco Products(2)	NR / NR / NR	60,450	4.2%	$272,025	3.5%	$4.50	12/31/2018
Eight Largest Tenants		863,332	59.6%	$3,994,901	52.1%	$4.63
Remaining Tenants		522,609	36.1%	$3,675,663	47.9%	$7.03
Vacant		62,274	4.3%	$0	0.0%	$0.00
Total / Wtd. Avg. All Tenants		1,448,215	100.0%	$7,670,564	100.0%	$5.53
(1)	Miceli Drapery located at the Main property in Union, Illinois, subleases a total of 49,200 sq. ft., or approximately 25.4% of the total property to four tenants. BTS 5, Inc. (45,600 sq. ft.), Riekes Container Corporation (1,500 sq. ft.), Dorina So-Good, Inc. (1,500 sq. ft.) and Illinois Railway Museum (600 sq. ft.) combine to pay annual rent of approximately $226,011.

(2)	Aspen Research Corporation has two five-year renewal options. Miceli Drapery has one 10-year renewal option. Dayco Products has one five-year renewal option. Teco Metal Products has one five-year renewal option.

(3)	Roadrunner has two leases at the GFH Brennan Industrial Portfolio Properties. One lease is at the UMIP Xeon Street property for 46,423 sq. ft., expiring January 31, 2019. The second lease is at the UMIP N 107th Street property for 82,124 sq. ft., expiring October 31, 2022. Roadrunner has one 5-year renewal option for the lease at the UMIP N 107th Street property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

108

IL, IN, MI, MN, TX, WI	Collateral Asset Summary – Loan No. 10 GFH Brennan Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,512,500 75.0% 1.37x 9.8%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	U/W Base Rent	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	3,200	0.2%	3,200	0.2%	$24,800	$7.75	0.3%	0.3%
2016	11	31,598	2.2%	34,798	2.4%	$334,852	$10.60	4.4%	4.7%
2017	16	75,926	5.2%	110,724	7.6%	$716,360	$9.43	9.3%	14.0%
2018	12	193,218	13.3%	303,942	21.0%	$1,059,632	$5.48	13.8%	27.8%
2019	12	225,046	15.5%	528,988	36.5%	$1,345,422	$5.98	17.5%	45.4%
2020	1	48,000	3.3%	576,988	39.8%	$148,077	$3.08	1.9%	47.3%
2021	3	78,500	5.4%	655,488	45.3%	$270,956	$3.45	3.5%	50.8%
2022	4	295,517	20.4%	951,005	65.7%	$2,006,300	$6.79	26.2%	77.0%
2023	1	90,364	6.2%	1,041,369	71.9%	$248,501	$2.75	3.2%	80.2%
2024	3	150,980	10.4%	1,192,349	82.3%	$881,669	$5.84	11.5%	91.7%
2025	0	0	0.0%	1,192,349	82.3%	$0	$0.00	0.0%	91.7%
2026	0	0	0.0%	1,192,349	82.3%	$0	$0.00	0.0%	91.7%
Thereafter	1	193,592	13.4%	1,385,941	95.7%	$633,996	$3.27	8.3%	100.0%
Vacant	NAP	62,274	4.3%	1,448,215	100.0%	$0	$0.00	0.0%
Total / Wtd.	65	1,448,215	100.0%			$7,670,564	$5.53	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

The following table presents certain information relating to the major tenants at the GFH Brennan Industrial Portfolio Properties:

	Tenant Description	Renewal/Extension Options
Roadrunner

Roadrunner (NYSE: RRTS) is a publicly traded transportation and logistics service provider offering a full suite of solutions, including customized and expedited less-than-truckload, truckload logistics, transportation management solutions, intermodal solutions, freight consolidation, inventory management, expedited services, international freight forwarding, customs brokerage, and comprehensive global supply chain solutions. Roadrunner has over 35,000 customers including large national accounts in addition to a primary focus on small to mid-size shippers, with 37 locations across the United States. Roadrunner occupies both the UMIP N 107th Street and UMIP Xeon Street properties.

1, 5-year option (UMIP N 107th Street property only)

Aspen Research Corporation

Aspen Research Corporation is a privately held company that provides contract research and development services in the area of product lifecycle. It offers technology and product development, material, testing and analysis, regulatory compliance, product life prediction, quality initiatives and problem solving services. Aspen Research Corporation serves medical, building products, food and food packaging, industrial products, transportation/recreational, electronic/electrical and consumer products industries in the United States and internationally. The company was founded in 1986 and its headquarters is located at the UMIP Jefferson Hwy property. Aspen Research Corporation is a former subsidiary of Andersen Corporation.

2, 5-year options

Spectrum Plastics	Spectrum Plastics is a privately held, plastic manufacturing company founded in 1958. Spectrum Plastics provides product development, rapid prototyping, rapid tooling, injection molding, contract manufacturing and packaging/assembly services for plastic products. The company offers products to the medical industry, defense industry and aerospace industry. Its headquarters and sole location is located at the UMIP W 27th Street property in St. Louis Park, Minnesota. As of September 3, 2013, Spectrum Plastics Group, Inc. operates as a subsidiary of Pexco LLC. Pexco LLC is currently owned by Odyssey Investment Partners, LLC, a private equity firm.	None

Miceli Drapery	Miceli Drapery is a family owned, private company founded in 1965. The tenant’s location at the Main property in Union, Illinois serves as the company’s headquarters and its sole location. Miceli Drapery creates custom-made, quality drapery, bedding and soft good products dedicated to the hospitality industry. Miceli Drapery is a full service manufacturer and has delivered hundreds of projects for major four and five star hotel brands across the United States.	1, 10-year option

Mellon Financial

Mellon Financial is a financial service company founded in 1869 and located at Cumberland property in Chicago, Illinois. Mellon Financial provides various banking and financial services to corporations, institutions, government bodies and individuals in the United States and Europe. It offers asset management solutions, wealth management services, accounting services, accounts payable streamlining and outsourcing, corporate card services, disbursement services, foreign exchange payments, investment banking, investment solutions, trade banking and various other

2, 5-year options

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

109

IL, IN, MI, MN, TX, WI	Collateral Asset Summary – Loan No. 10 GFH Brennan Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,512,500 75.0% 1.37x 9.8%

financial solutions. On July 1, 2007, Mellon Financial was acquired by The Bank of New York Mellon Corporation, a publicly traded company (NYSE: BK).

Wismarq Corporation

Wismarq Corporation is a privately owned industrial company located at the Addison property. Founded in 1982, Wismarq is a leading provider of contract/toll coating materials, textures and colors for residential building products and other markets. It provides steel, aluminum, acrylic, polyester and vinyl coatings for steel and aluminum products across the midwestern United States. The company serves a diverse set of customers through its manufacturing facilities in Wisconsin, Illinois, Pennsylvania and Tennessee. The majority shareholder is Peninsula Pacific Strategic Partners LLC, a private equity firm.

None

Dayco Products

Dayco Products is a privately held automotive company founded in 1905 and located at the Common property. Dayco Products, formerly known as Dayco Corporation, is headquartered in Troy, Michigan. The company is a leader in the research, design, manufacturing and distribution of essential engine products, drive systems and services for automobiles, trucks, construction and agriculture industry. Specialties include automotive, industrial, aftermarket, snowmobile, ATV, lawn and garden, hose and hydraulics. Dayco’s product line includes belts, hoses, tensioners and other components for industrial companies and auto makers. The company focuses on original equipment and the aftermarket, supplying a variety of parts such as pulleys and dampers to construction, automotive and machinery companies.

1, 5-year option

Teco Metal Products	Teco Metal Products was founded in 1997 and is located at the Pagemill property in Dallas, Texas, the company’s sole location and headquarters. Teco Metal Products is a Dallas, Texas based manufacturing company specializing in the fabrication of roof curbs and associated products. Teco Metal Products also manufactures adapters including vibration isolation roof curbs, multi-zone replacement curbs, unit modifications, coil coatings and HVAC curbs. Teco Metal Products services companies across the U.S. and Canada.	1, 5-year option

The Loan. The GFH Brennan Industrial Portfolio loan (the “GFH Brennan Industrial Portfolio Loan”) is part of a whole loan (the “GFH Brennan Industrial Portfolio Whole Loan”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in 14 industrial properties and one office property, located across six states including Illinois, Minnesota, Indiana, Michigan, Wisconsin and Texas (the “GFH Brennan Industrial Portfolio Properties”). The GFH Brennan Industrial Portfolio Loan, which is evidenced by Note A-2 and represents the non-controlling interest in the GFH Brennan Industrial Portfolio Whole Loan, has an outstanding principal balance as of the cut-off date of $28,512,500 and represents approximately 3.4% of the Initial Pool Balance. The related companion loan (the “GFH Brennan Industrial Portfolio Companion Loan”), which is evidenced by Note A-1 and represents the controlling interest in the GFH Brennan Industrial Portfolio Whole Loan, has an outstanding principal balance as of the cut-off date of $40,000,000. The $40,000,000 Note A-1 was contributed to the CGCMT 2016-P3 securitization trust.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$40,000,000	$40,000,000	CGCMT 2016-P3	Yes
Note A-2	$28,512,500	$28,512,500	CFCRE 2016-C4	No
Total	$68,512,500	$68,512,500

The GFH Brennan Industrial Portfolio Whole Loan was originated by Société Générale on February 9, 2016, has an outstanding principal balance as of the cut-off date of $68,512,500 and accrues interest at an interest rate of 5.0500% per annum. The proceeds of the GFH Brennan Industrial Portfolio Whole Loan were used to acquire the GFH Brennan Industrial Portfolio Properties, pay origination costs and fund reserves.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110

IL, IN, MI, MN, TX, WI	Collateral Asset Summary – Loan No. 10 GFH Brennan Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,512,500 75.0% 1.37x 9.8%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$68,512,500	69.5%	Purchase Price	$92,962,000	94.4%
Sponsor Equity	$26,198,991	26.6%	Other Uses(2)	$2,839,963	2.9%
Other Sources(1)	$3,801,606	3.9%	Closing Costs	$1,840,999	1.9%
			Reserves	$870,136	0.9%
Total Sources	$98,513,097	100.0%	Total Uses	$98,513,097	100.0%
(1)	Other Sources include a borrower credit for earnest money, capital reserve credit, prepaid rent, TI obligations, and tenant security deposits. Initial deposits from the Principals of Brennan Investment Group (as defined below) and GFH Financial Group B.S.C. that were used to fund the borrower (GFG NC 1 LLC) are also included in Other Uses.

(2)	Other Uses include a return of earnest money deposits and excess funds.

The Borrower / Sponsors.  The borrower is GFG NC 1 LLC, a single purpose, multiple-asset Delaware limited liability company with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the GFH Brennan Industrial Portfolio Whole Loan. The nonrecourse carve-out guarantors include Michael Brennan, Samuel Mandarino, Scott McKibben, Robert Vanecko, Eduardo Paneque, Troy MacMane, Tod Greenwood and Allen Crosswell (the “Principals of Brennan Investment Group”) on a joint and several basis.

Sponsors include the Principals of Brennan Investment Group and GFH Financial Group B.S.C. The Principals of Brennan Investment Group are experienced industrial real estate investors and currently manage a portfolio of approximately 203 properties across 22 states, totaling over 23.2 million sq. ft. of industrial space. GFH Financial Group B.S.C. is an internationally recognized investment bank based in Bahrain. GFH Financial Group B.S.C. focuses on wealth management, commercial banking, asset management and real estate development. GFH Financial Group B.S.C. is listed on a number of international stock exchanges, including the Bahrain Stock Exchange, Kuwait Stock Exchange and the Dubai Financial Market.

The Properties. The GFH Brennan Industrial Portfolio Properties consist of 14 industrial properties and one office property totaling 1,448,215 rentable sq. ft., located in six states, including Illinois, Minnesota, Indiana, Michigan, Wisconsin and Texas. The GFH Brennan Industrial Portfolio Properties were assembled by affiliates of the borrower sponsors between 2011 and 2015 and sold to the borrower in February 2016. The GFH Brennan Industrial Portfolio Properties range in size from 43,200 sq. ft. to 193,592 sq. ft. Nine of the 15 GFH Brennan Industrial Portfolio Properties are occupied by single tenants and the remaining six are leased to between three and 29 tenants. No tenant at the GFH Brennan Industrial Portfolio Properties represents greater than 13.4% of total sq. ft. or 11.8% of underwritten base rent. As of November 10, 2015, the GFH Brennan Industrial Portfolio Properties were 95.7% occupied by tenants in an array of industries including transportation and logistics, soft goods, chemicals, steel and aluminum products, financial services, wood products and others.

Environmental Matters. Based on the Phase I environmental reports dated December 1, 2015, there were no recognized environmental conditions related to any of the GFH Brennan Industrial Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111

IL, IN, MI, MN, TX, WI	Collateral Asset Summary – Loan No. 10 GFH Brennan Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,512,500 75.0% 1.37x 9.8%

The Market. The following table presents certain market information related to each of the GFH Brennan Industrial Portfolio Properties.

Market Overview
Property Name – Location	Property Type	Specific Property Type	U/W Base Rent PSF(1)(2)	Market Rent PSF(1)	Most Recent Occupancy	Market Occupancy
Cumberland - Chicago, IL	Office	Suburban	$13.52 NNN	$13.50 NNN	91.3%	83.0%
UMIP Jefferson Hwy - Maple Grove, MN	Industrial	Manufacturing	$6.55 NNN	$6.50 NNN	100.0%	92.7%
UMIP W 27th Street - St. Louis Park, MN	Industrial	Manufacturing	$6.19 NNN	$6.00 NNN	100.0%	92.7%
Main - Union, IL	Industrial	Warehouse/Manufacturing	$3.27 NNN	$3.00 NNN	100.0%	93.2%
Trolley Industrial - Taylor, MI	Industrial	Warehouse/Distribution	$3.48 NNN	$3.50 NNN	100.0%	92.0%
UMIP N 107th Street - Milwaukee, WI	Industrial	Warehouse	$7.40 Gross	$7.50 Gross	100.0%	93.8%
Addison - Franklin Park, IL	Industrial	Warehouse/Manufacturing	$3.30 NNN	$3.50 NNN	100.0%	93.2%
Pagemill - Dallas, TX	Industrial	Warehouse/Distribution	$2.75 NNN	$3.00 NNN	100.0%	92.7%
UMIP Xeon Street - Coon Rapids, MN	Industrial	Warehouse/Distribution	$6.37 NNN	$5.75 NNN	100.0%	92.7%
8402-8440 Jackson - Indianapolis, IN	Industrial	Flex	$6.22 MG	$6.17 MG	77.5%	94.1%
Jackson Pagosa - Indianapolis, IN	Industrial	Flex	$4.25 MG	$4.50 MG	100.0%	94.1%
8520-8630 Jackson - Indianapolis, IN	Industrial	Flex	$4.41 MG	$4.45 MG	61.1%	94.1%
Common - Roseville, MI	Industrial	Manufacturing	$4.50 NNN	$4.50 NNN	100.0%	89.3%
8710-8768 Jackson - Indianapolis, IN	Industrial	Flex	$6.34 NNN	$6.50 NNN	90.7%	94.1%
Dolton - Calumet City, IL	Industrial	Warehouse/Manufacturing	$3.45 MG	$3.41 MG	100.0%	93.2%
Weighted Average					95.7%	91.8%
(1)	U/W Base Rent PSF and Market Rent PSF for the Dolton property exclude cell tower rent.

(2)	U/W Base Rent PSF excludes rent steps.

Cash Flow Analysis.

Cash Flow Analysis(1)
	TTM 9/30/2015(2)	U/W	U/W PSF
Base Rent	$7,891,010	$7,670,564	$5.30
Contractual Rent Steps(3)	0	204,054	0.14
Value of Vacant Space	0	513,207	0.35
Gross Potential Rent	$7,891,010	$8,387,824	$5.79
Total Recoveries(4)	1,941,131	2,751,866	1.90
Other Income(5)	18,019	7,167	0.00
Less: Vacancy(6)	0	(854,664)	(0.59)
Effective Gross Income	$9,850,160	$10,292,194	$7.11
Real Estate Taxes(4)	1,589,152	2,015,246	1.39
Insurance(4)	72,811	96,133	0.07
Management Fee	322,486	350,301	0.24
Other Operating Expenses	1,057,343	1,139,000	0.79
Total Operating Expenses	$3,041,792	$3,600,680	$2.49

Net Operating Income	$6,808,367	$6,691,514	$4.62
TI/LC	0	376,387	0.26
Capital Expenditures	0	219,988	0.15
Net Cash Flow	$6,808,367	$6,095,139	$4.21
(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Trailing 12-month period is as of September 30, 2015 with the exception of the following GFH Brennan Industrial Portfolio Properties: Cumberland (Trailing 12 months as of December 31, 2015), Main (Trailing three months annualized as of September 30, 2015) and Trolley Industrial (Trailing five months annualized as of September 30, 2015).

(3)	Contractual Rent Steps are underwritten based upon contractual rent steps through December 31, 2016, and total $204,054.

(4)	U/W Total Recoveries, Real Estate Taxes and Insurance are inclusive of real estate taxes and insurance paid directly by the tenant. Tenants at the UMIP Jefferson Hwy, UMIP W 27th Street and UMIP Xeon Street properties paid their real estate taxes directly as reflected in the trailing 12-months September 30, 2015 historical statements. This explains the majority of the increase in the U/W Total Recoveries, Real Estate Taxes and Insurance compared to the trailing 12-months September 30, 2015 amounts.

(5)	Other Income includes late fees and miscellaneous income.

(6)	U/W Vacancy is based on an economic vacancy of 7.7% of Gross Potential Rent, Total Recoveries and Other Income. Per rent rolls dated November 10, 2015, in-place physical occupancy is 95.7%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

112

IL, IN, MI, MN, TX, WI	Collateral Asset Summary – Loan No. 10 GFH Brennan Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,512,500 75.0% 1.37x 9.8%

Property Management.  The GFH Brennan Industrial Portfolio Properties are currently managed by Brennan Management LLC. Under the GFH Brennan Industrial Portfolio Whole Loan documents, the GFH Brennan Industrial Portfolio Properties may not be managed by any party other than Brennan Management LLC; provided, however, the borrower can replace Brennan Management LLC with a property manager upon notice to the lender, provided that the replacement property manager meets certain criteria and is reasonably approved by the lender in writing, or is otherwise approved by the lender in writing (which approval may be conditioned upon receipt of a rating agency confirmation). The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminates the management agreement and replace the property manager if (a) the property manager becomes a debtor in any bankruptcy proceeding, (b) the property manager has engaged in gross negligence, malfeasance, willful misconduct or (c) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

Lockbox / Cash Management. The GFH Brennan Industrial Portfolio Whole Loan is structured with a hard lockbox with springing cash management. The GFH Brennan Industrial Portfolio Whole Loan documents require the borrower to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other rents and other receivables received by the borrower with respect to the GFH Brennan Industrial Portfolio Properties be promptly deposited into such lockbox account following receipt. So long as a Cash Management Period is not in effect, all funds in the lockbox account are required to be swept on a daily basis to the borrower’s operating account. During the continuance of a Cash Management Period, all funds in the lockbox account are required to be transferred on a daily basis to a lender-controlled cash management account, and if no event of default under the GFH Brennan Industrial Portfolio Whole Loan documents is continuing, applied to pay debt service and operating expenses of the GFH Brennan Industrial Portfolio Properties and to fund required reserves in accordance with the GFH Brennan Industrial Portfolio Whole Loan documents. After the foregoing disbursements are made and so long as a Cash Management Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the GFH Brennan Industrial Portfolio Whole Loan. During the continuance of an event of default under the GFH Brennan Industrial Portfolio Whole Loan documents, the lender may apply any funds in the cash management account to amounts payable under the GFH Brennan Industrial Portfolio Whole Loan and/or toward the payment of expenses of the GFH Brennan Industrial Portfolio Properties, in such order of priority as the lender may determine.

A “Cash Management Period” means a period commencing upon (i) the occurrence of an event of default under the GFH Brennan Industrial Portfolio Whole Loan documents and continuing until the same is cured, or (ii) the date that the trailing 12-month debt service coverage ratio is less than 1.10x and continuing until the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters, or (iii) March 1, 2026.

Initial Reserves.   At origination, the borrower funded reserves of (i) $690,386 for real estate taxes, (ii) $40,892 for insurance, (iii) $123,800 for tenant improvements and leasing commissions and (iv) $15,057 for two installments of real estate taxes for the adjacent parcel that shares a tax lot with the UMIP N 107th Street property.

Ongoing Reserves.   On each monthly due date, the borrower is required to pay to the lender (i) an initial payment of $140,956 through August 2016, with payments resetting to one-twelfth of the taxes that the lender estimates will be payable over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period (iii) a tenant improvements and leasing commissions reserve (the “Leasing Reserve”) in an amount equal to the lesser of (a) one-twelfth of the product obtained by multiplying $0.30 by the aggregate number of rentable square feet of space at the GFH Brennan Industrial Portfolio Properties, excluding any property that has a tenant lease that extends for at least two years past the stated maturity date and (b) the amount by which funds on deposit in the Leasing Reserve is less than $1,500,000 and (iv) a replacement reserve in an amount equal to $18,103.

Current Mezzanine or Subordinate Indebtedness.   None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. After the expiration of the lockout period, the borrower may obtain the release of an individual property from the lien of the mortgage (and the related loan documents) in connection with a partial release upon satisfaction of certain conditions including but not limited to: (A) partial defeasance by the borrower in an amount equal to the Release Amount (as defined below), for the individual property to be released and (B) after such release the debt service coverage ratio of the remaining properties must not be less than the UDSCR Threshold (as defined below) provided that if the debt service coverage ratio would after such release be less than the UDSCR Threshold, the borrower may still obtain the release by partially defeasing the loan in an amount equal to the amount that would cause the debt service coverage ratio to be no less than the UDSCR Threshold for the remaining properties.

“Release Amount” will mean the sum of (A) (x) if, after giving effect to the release of the property in question, the aggregate net rentable area of all of the GFH Industrial Portfolio Properties released up to such date (including the property in question) is less than 10% of the total net rentable area of all the GFH Industrial Portfolio Properties on the date hereof, the Release Amount will be 100% of the allocated loan amount for such property or (y) if, after giving effect to the release of the property in question, the aggregate net rentable area of all of the GFH Brennan Industrial Portfolio Properties released up to such date (including the property in question) is

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

113

IL, IN, MI, MN, TX, WI	Collateral Asset Summary – Loan No. 10 GFH Brennan Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,512,500 75.0% 1.37x 9.8%

equal to or greater than 10% of the total net rentable area of all the GFH Brennan Industrial Portfolio Properties on the date hereof, the Release Amount will be 120% of the allocated loan amount for such property plus (B) the amount, if any, necessary to reduce the outstanding principal balance such that the remaining GFH Brennan Industrial Portfolio Properties (after giving effect to the subject release) achieve the UDSCR Threshold.

“UDSCR Threshold” means the greater of (x) 1.30x and (y) the underwritten debt service coverage ratio immediately preceding a release provided that clause (y) will be waived if at the time of such release, and giving effect to such release the underwritten debt service coverage ratio is at least 2.00x.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

114

IL, IN, MI, MN, TX, WI	Collateral Asset Summary – Loan No. 10 GFH Brennan Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,512,500 75.0% 1.37x 9.8%

CARTIFACT
Minneapolis
MINNESOTA
WISCONSIN
Madison
Milwaukee
MICHIGAN
Lansing
Detroit
IOWA
Des Moines
Omaha
Lincoln
Chicago
ILLINOIS
INDIANA
OHIO
Columbus
Springfield
Indianapolis
Kansas City
St. Louis
MISSOURI
Cincinnati
KANSAS
Louisville
KENTUCKY
Tulsa
OKLAHOMA
Dallas
TEXAS
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15

GFH Brennan Industrial Portfolio

#	Property Name	Address	City/State	Zip Code
1	Cumberland	5501-5523 North Cumberland Avenue	Chicago, IL	60656
2	UMIP Jefferson Hwy	8401 Jefferson Highway	Maple Grove, MN	55369
3	UMIP W 27th Street	7309 West 27th Street	St. Louis Park, MN	55426
4	Main	6709 Main Street	Union, IL	60180
5	Trolley Industrial	22701 Trolley Industrial Drive	Taylor, MI	48180
6	UMIP N 107th Street	9160 North 107th Street	Milwaukee, WI	53224
7	Addison	11440 Addison Avenue	Franklin Park, IL	60131
8	Pagemill	11477 Pagemill Road	Dallas, TX	75243
9	UMIP Xeon Street	11385 Xeon Street Northwest	Coon Rapids, MN	55448
10	8402-8440 Jackson	8400-8440 East 33rd Street	Indianapolis, IN	46226
11	Jackson Pagosa	3316-3346 North Pagosa Court	Indianapolis, IN	46226
12	8520-8630 Jackson	8520-8630 East 33rd Street	Indianapolis, IN	46226
13	Common	16000 Common Road	Roseville, MI	48066
14	8710-8768 Jackson	8710-8768 East 33rd Street	Indianapolis, IN	46226
15	Dolton	2150 Dolton Road	Calumet City, IN	60409

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

115

Various, CA	Collateral Asset Summary – Loan No. 11 NorCal Grocery Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,471,536 68.3% 1.32x 9.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors(1):	Juvenal Chavez; Maria E. Chavez; Chavez Family Living Trust, u/t/a dated August 19, 1999, as Amended and Restated on April 5, 2010
Borrower:	Cha Cha Real Estate Holdings, LLC
Original Balance:	$26,500,000
Cut-off Date Balance:	$26,471,536
% by Initial UPB:	3.2%
Interest Rate:	5.6000%
Payment Date:	6th of each month
First Payment Date:	May 6, 2016
Maturity Date:	April 6, 2026
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$92,500	$30,833
Insurance:	$7,811	$2,604
Replacement:	$0	$3,368
TI/LC:	$0	$5,358
Required Repairs:	$68,969	NAP
Ground Rent(3):	$37,592	Springing
Mi Pueblo Sales(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$144
Balloon Balance / Sq. Ft.:	$121
Cut-off Date LTV:	68.3%
Balloon LTV:	57.3%
Underwritten NOI DSCR:	1.38x
Underwritten NCF DSCR:	1.32x
Underwritten NOI Debt Yield:	9.5%
Underwritten NCF Debt Yield:	9.1%
Property Information
Single Asset / Portfolio:	Portfolio of five properties
Property Type:	Various
Collateral(3):	Fee Simple / Leasehold
Location:	Various, CA
Year Built / Renovated:	1954 – 2008 / 2002 – 2009
Total Sq. Ft.(5):	183,393
Property Management:	Self-managed
Underwritten NOI:	$2,512,007
Underwritten NCF:	$2,407,302
Appraised Value:	$38,780,000
Appraisal Date:	October, 2015

Historical NOI
Most Recent NOI:	$2,657,032 (December 31, 2015)
2014 NOI:	$2,530,096 (December 31, 2014)
2013 NOI:	NAV
2012 NOI:	NAV

Historical Occupancy(6)
Most Recent Occupancy:	99.1% (March - April 2016)
2015 Occupancy:	99.1%
2014 Occupancy:	97.2%
2013 Occupancy:	100.0%
(1)	Juvenal Chavez, the nonrecourse carve-out guarantor, indirectly owns a 50% non-controlling interest in the two largest tenants, collectively occupying approximately 72.1% of the net rentable area at the properties.
(2)	In place cash management and an excess cash flow sweep are required upon (i) an event of default, (ii) any bankruptcy action of the borrower, principal, guarantor or property manager, (iii) failure by the borrower, after the end of any calendar quarter, to maintain a debt service coverage ratio of at least 1.15x for two consecutive calendar quarters until the debt service coverage ratio is at least 1.20x for two consecutive calendar quarters or (iv) the commencement of a Lease Sweep Period. A “Lease Sweep Period” will commence (a) upon the earlier of (i) the date that is 12 months prior to the expiration of the lease with a tenant that leases 15% of the space or pays a base rent in excess of 5% of the gross income from operations (a “Major Lease Tenant”) or (ii) the date the Major Lease Tenant is required to give notice of its exercise of a renewal option (and such renewal has not been exercised), (b) the date on which the Major Lease Tenant terminates, cancels or surrenders its lease or upon borrower’s receipt of notice by a Major Lease Tenant of its intent to surrender, cancel or terminate its lease, (c) on the date that the Major Lease Tenant ceases operating its business at the property or (d) upon a default by Major Lease Tenant under its lease beyond any applicable cure period.
(3)	A portion of the property identified on Annex A-1 to the Preliminary Prospectus as 1745, 1775, 1799 Story Road is subject to a ground lease. On each monthly payment date during a cash management period, the borrower is required to deposit ground rent due each month into the Ground Rent Reserve. The monthly ground rent is $12,998 through year end 2016, provided that effective January 1, 2017, the rent will be recalculated at a market rent (as determined by the parties to the ground lease or pursuant to an appraisal in the event the parties cannot agree). Upon each renewal term, the rent will increase 10% from the current rent.
(4)	The borrower is required to deposit $7,654 with lender each month following any payment date after which, (i) any Mi Pueblo Food Center (“Mi Pueblo”) tenant has a trailing 12-month annual sales revenue below the thresholds set forth in the mortgage loan agreement or (ii) the borrower has failed to submit to lender an acceptable sales report for this tenant (as required under the loan documents).
(5)	The property identified on Annex A-1 to the Preliminary Prospectus as 4340 Bond Street (Parking) is a 14,192 sq. ft. parking lot that is leased to a non-collateral Mi Pueblo grocery store. Cash flow at this property consists of rent payments from the non-collateral store.
(6)	Historical Occupancy excludes the 4340 Bond Street (Parking) property.

TRANSACTION HIGHLIGHTS
■	Property. The NorCal Grocery Portfolio consists of three single-tenant Mi Pueblo grocery stores, a multi-tenant retail center anchored by a Mi Pueblo grocery store and a parking lot leased to a Mi Pueblo grocery store that is not collateral for the loan. The five properties collectively total 183,393 sq. ft. and are located throughout Northern California. The NorCal Grocery Portfolio properties were developed between 1954 and 2008, and as of March 1, 2016 and May 6, 2016 are 99.1% occupied. All of the properties are situated along major retail corridors with average daily traffic counts greater than 46,000 vehicles per day and are surrounded by complementary retail development.
■	Market & Location. The 1745, 1775, 1799 Story Road property and 40 South Rengstorff Avenue property are both located in the South Bay / San Jose market which had a 2015 population of approximately 2.0 million and as of 3Q 2015, a vacancy rate of 4.0% and a rental rate of $29.23 per sq. ft. The 1437 Freedom Boulevard property is located in the Santa Cruz / Watsonville market which had a 2015 population of approximately 269.8 thousand and as of 2Q 2015, a vacancy rate of 3.4% and a rental rate of $19.96 per sq. ft. The 950 East Alisal Street property is in the Monterey County market which had a 2015 population of approximately 434.8 thousand and as of 3Q 2015, a vacancy rate of 3.2% and a rental rate of $17.01 per sq. ft. The 4340 Bond Street (Parking) is in the Oakland East Bay retail market which had a 2015 population of approximately 2.7 million and as of 3Q 2015, a vacancy rate of 2.7% and rental rate of $22.73 per sq. ft.
■	Tenancy. The weighted average sales per sq. ft. for all of the Mi Pueblo properties in the collateral as of February 2016 is $677 and an average occupancy cost of 2.28%. Mi Pueblo is a leading neighborhood grocery store with 19 store locations throughout the San Francisco Bay Area, Central Valley and Monterey Bay Peninsula. It is known for its authentic Latino shopping experience and brings fresh-food markets of Mexico and Latin America to the area. In 2009, the National Grocers Association named it an “Outstanding Community Based Retailer.”
■	Guarantor. Juvenal Chavez, the nonrecourse carve-out guarantor, founded the food center, Mi Pueblo in 1991 and now has a 50% non-controlling interest in the company which had revenue of approximately $300 million in 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

116

Various, CA	Collateral Asset Summary – Loan No. 12 NMS Los Angeles Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 68.8% 1.31x 6.7%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Naum Neil Shekhter; Margot V. Shekhter
Borrowers:	NMS 1539, LLC; NMS 1548, LLC; NMS 1759, LLC; NMS Superior Apartments, LLC; NMS Warner Center, LLC; NMS Northridge, LLC
Original Balance(1):	$25,000,000
Cut-off Date Balance(1):	$25,000,000
% by Initial UPB:	3.0%
Interest Rate:	4.9380%
Payment Date:	6th of each month
First Payment Date:	October 6, 2015
Maturity Date:	September 6, 2025
Amortization:	Interest Only
Additional Debt(1):	$95,000,000 Pari Passu Debt
Call Protection(2):	L(32), D(85), O(3)
Lockbox / Cash Management(3):	Springing Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$633,333	$79,167
Insurance:	$52,199	$10,440
Replacement:	$0	$8,000
Required Repairs:	$199,100	NAP

Financial Information(4)
Cut-off Date Balance / Unit:	$312,500
Balloon Balance / Unit:	$312,500
Cut-off Date LTV(5):	68.8%
Balloon LTV(5):	68.8%
Underwritten NOI DSCR:	1.33x
Underwritten NCF DSCR:	1.31x
Underwritten NOI Debt Yield:	6.7%
Underwritten NCF Debt Yield:	6.6%
(1)	The NMS Los Angeles Multifamily Portfolio whole loan is evidenced by three pari passu notes in the aggregate original principal amount of $120.0 million (The “NMS Los Angeles Multifamily Portfolio Whole Loan”). The non-controlling Note A-3 with an aggregate principal balance of $25.0 million will be included in the CFCRE 2016-C4 mortgage trust. The controlling Note A-1, with an original principal balance of $65.0 million, was included in the COMM 2015-CCRE27 trust and the non-controlling Note A-2, with an original principal balance of $30.0 million, was included in the CFCRE 2016-C3 trust. The relationship between the holders of the NMS Los Angeles Multifamily Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool – The Whole Loans – NMS Los Angeles Multifamily Portfolio Whole Loan” in the Preliminary Prospectus.

Property Information
Single Asset / Portfolio:	Portfolio of six properties
Property Type:	Multifamily
Collateral:	Fee Simple
Location:	Various, CA
Year Built / Renovated:	1987-1988, 2003, 2008-2009 / 2015
Total Units:	384
Property Management:	NMS Properties, Inc.
Underwritten NOI:	$7,981,432
Underwritten NCF:	$7,885,432
Appraised Value(5)(6):	$174,300,000
Appraisal Date:	June 9, 2015

Historical NOI
Most Recent NOI:	$7,714,082 (December 31, 2015)
2014 NOI:	$7,012,972 (December 31, 2014)
2013 NOI:	$6,035,021 (December 31, 2013)
2012 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	95.6% (February 9, 2016)
2015 Occupancy:	92.2% (December 31, 2015)
2014 Occupancy:	94.8% (December 31, 2014)
2013 Occupancy:	94.8% (December 31, 2013)
(2)	After the lockout period, the borrowers may obtain the release of any NMS Los Angeles Multifamily Portfolio property, provided, among other things, the borrowers deliver defeasance collateral in an amount equal to the greater of (a) 125% of the related allocated loan amount for the individual property being released, (b) 100% of the net sales proceeds with respect to such property or (c) the amount necessary to satisfy the requirements that (i) the combined LTV of the remaining properties is less than or equal to the lesser of (x) 68.8% or (y) the LTV immediately prior to the release, (ii) the combined DSCR of the remaining properties is at least equal to the greater of (x) 1.20x or (y) the DSCR immediately prior to the release, (iii) the combined debt yield of the remaining properties is at least equal to the greater of (x) 6.0% or (y) the debt yield immediately prior to the release. Notwithstanding the foregoing, the loan documents require that two of the following properties: (A) the Luxe at 1759 property, (B) the NMS at Warner Center property or (C) the NMS at Northridge property be released before a release of the Luxe at 1548 property or Luxe at 1539 Property is permitted.
(3)	A soft lockbox, in place cash management and a cash trap period will occur (i) during an event of default, (ii) during any bankruptcy action of the borrowers, guarantors or property manager or (iii) upon the failure of the borrowers after the end of two consecutive calendar quarters to maintain an aggregate NMS Los Angeles Multifamily Portfolio loan debt service coverage ratio of at least 1.20x until the debt service coverage ratio is at least 1.25x for two consecutive calendar quarters.
(4)	DSCR, LTV, Debt Yield and Balance/Unit calculations are based on the aggregate NMS Los Angeles Multifamily Portfolio Whole Loan.
(5)	The portfolio Appraised Value of $174.3 million reflects a premium attributed to the aggregate value of the NMS Los Angeles Multifamily Portfolio as a whole. The sum of the value of each of the NMS Los Angeles Multifamily Portfolio Properties on an individual basis is $163.8 million, which represents a Cut-off Date LTV and Balloon LTV of 73.3%.
(6)	The loan sponsors delivered a $7.0 million evergreen letter of credit as additional collateral related to a springing deed restriction. The Cut-off Date LTV based on the (i) NMS Los Angeles Multifamily Portfolio Loan net of the $7.0 million letter of credit and (ii) the Appraised Value of $174.3 million adjusted for the hypothetical values of $31.1 million and $26.33 million is 67.1% and 69.1% respectively. See “Description of the Mortgage Pool – Certain Terms and Conditions of the Mortgage Loans – Multifamily Properties” in the Preliminary Prospectus.

TRANSACTION HIGHLIGHTS
■	Properties. The NMS Los Angeles Multifamily Portfolio consists of six Class A mid-rise and garden style multifamily properties totaling 384 units located in Santa Monica, Northridge, Los Angeles and Canoga Park, California. As of February 9, 2016 the properties were 95.6% occupied. The NMS Los Angeles Multifamily Portfolio properties are equipped with various mixes of luxury amenities and fixtures including pools, jacuzzis, fitness rooms, saunas, stainless steel appliances, loft-style high ceilings, in-unit washers and dryers, central A/C and heating and on-site management and maintenance.
■	Market & Location. The NMS Los Angeles Multifamily properties are located in Los Angeles County. The Luxe at 1548 and Luxe at 1539 properties are located in Santa Monica in West Los Angeles. The estimated 2015 population and median household income within a five-mile radius for Luxe at 1548 were 428,511 and $69,889 and for Luxe at 1539 were 419,112 and $70,180 respectively. The Luxe at 1759 property is located in West Los Angeles. The estimated 2015 population and median household income within a five-mile radius of the property were 598,596 and $68,451, respectively. The NMS at Northridge and NMS at Superior properties are located in Northridge, within the San Fernando Valley. The estimated 2015 population and median household income within a five-mile radius for NMS at Northridge were 583,649 and $53,692, and for NMS at Superior it was 584,359 and $53,707, respectively. NMS at Warner Center is located in Canoga Park, within the San Fernando Valley, and the estimated 2015 population and median household income within a five-mile radius were 445,276 and $61,411, respectively.
■	The Borrowers / Sponsors. The sponsors of the borrower and the nonrecourse carve-out guarantors are Naum Neil Shekhter and Margot V. Shekhter. Naum Neil Shekhter is the founder and CEO of NMS Properties, which is a privately owned real estate development and management firm that manages more than 50 properties with approximately 2000 apartment units and 320,000 sq. ft. of retail and commercial space in the Los Angeles area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

117

2779-2799 East Bidwell Street Folsom, CA 95630	Collateral Asset Summary – Loan No. 13 Broadstone Plaza II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 66.1% 1.34x 8.8%

Mortgage Loan Information
Loan Seller:	BSP
Loan Purpose:	Refinance
Sponsor:	Alan C. Fox
Borrower:	Broadstone Plaza 02, L.P.
Original Balance:	$24,000,000
Cut-off Date Balance:	$24,000,000
% by Initial UPB:	2.9%
Interest Rate:	4.5600%
Payment Date:	6th of each month
First Payment Date:	December 6, 2015
Maturity Date:	November 6, 2025
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(30), D(86), O(4)
Lockbox / Cash Management(1):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$65,112	$21,704
Insurance(2):	$25,941	Springing
Replacement:	$0	$1,476
TI/LC:	$0	$9,884
Unfunded Obligations:	$130,029	$0
Gap Rent:	$16,496	$0
Lease Sweep(3):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$203
Balloon Balance / Sq. Ft.:	$178
Cut-off Date LTV:	66.1%
Balloon LTV:	58.0%
Underwritten NOI DSCR(4):	1.43x
Underwritten NCF DSCR(4):	1.34x
Underwritten NOI Debt Yield:	8.8%
Underwritten NCF Debt Yield:	8.2%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Folsom, CA
Year Built / Renovated:	2002 / NAP
Total Sq. Ft.:	118,112
Property Management:	ACF Property Management, Inc.
Underwritten NOI(5):	$2,101,418
Underwritten NCF:	$1,965,088
Appraised Value:	$36,300,000
Appraisal Date:	September 12, 2015

Historical NOI
Most Recent NOI(5):	$1,978,576 (December 31, 2015)
2014 NOI:	$1,984,682 (December 31, 2014)
2013 NOI:	$1,572,224 (December 31, 2013)
2012 NOI:	$2,007,273 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	98.4% (March 1, 2016)
2014 Occupancy:	94.5% (December 31, 2014)
2013 Occupancy(6):	94.0% (December 31, 2013)
2012 Occupancy(6):	66.2% (December 31, 2012)
(1)	A hard lockbox will be established and in-place cash management will commence upon the occurrence of (i) an event of default, (ii) DSCR being less than 1.15x, (iii) Babies “R” Us or Cost Plus – World Market (each a “Specified Tenant”) goes dark or files bankruptcy, or (iv) 12 months prior to the lease expiration of a Specified Tenant if such tenant fails to give notice to renew or extend its lease for a term no less than five years (clauses (iii) and (iv) together comprise the “Specified Tenant Sweep Event”).
(2)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance account upon (i) an event of default, (ii) if an acceptable blanket insurance policy is no longer in place and (iii) borrower fails to provide evidence of timely payment of all insurance premiums.
(3)	On each monthly payment date during a Specified Tenant Sweep Event, the borrower will be required to deposit all excess cash into the Lease Sweep reserve account. In lieu of an excess cash flow sweep (except if a Specified Tenant bankruptcy event has occurred or continuing), the borrower can post $170,000 for Babies “R” Us and $280,000 for Cost Plus - World Market in cash or a letter of credit as additional collateral for the loan.
(4)	Based on amortizing debt service payments. Based on the current interest only payments for the mortgage loan, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.89x and 1.77x, respectively.
(5)	The increase from Most Recent NOI to Underwritten NOI is primarily a result of rent steps through March 2017.
(6)	The increase from 2012 Occupancy to 2013 Occupancy is primarily a result of Ashley Furniture HomeStore moving into the property in 2013.

TRANSACTION HIGHLIGHTS
■	Property. Broadstone Plaza II is a 98.4% occupied (as of March 1, 2016), five-building, 118,112 sq. ft. multi-tenant anchored retail center located in Folsom, California. Built in 2002, Broadstone Plaza II is a component of the larger Broadstone Plaza, a power center comprised of 465,668 sq. ft. and anchored by tenants including Home Depot, PetSmart, Michaels, Ross Dress For Less and Old Navy, which are not part of the collateral for the Broadstone Plaza II loan. The three junior anchors at the property are Ashley Furniture HomeStore (27.7% NRA, lease expires 2/29/2024), Babies “R” Us (25.9% NRA, lease expires 1/31/2018) and Cost Plus - World Market (15.1% NRA, lease expires 1/31/2018). In-line tenants include Starbucks, Jamba Juice, GNC, Cold Stone Creamery, Umpqua Bank, UPS and other local and national tenants.
■	Market & Location. The Broadstone Plaza II property is located in Folsom, California, which is approximately 26 miles northeast of Sacramento. The property can be accessed by Highway 50, which connects the immediate neighborhood to Interstate 5 and Interstate 80. According to a third party market research firm, the Folsom Retail submarket as of Q1 2016 has a vacancy rate of 1.3% and asking rental rates of $36.00 per sq. ft. for retail power centers. Within a three-mile radius, the estimated population in 2015 was 61,075 and the estimated average household income was $118,550.
■	Property Management. The property manager, ACF Property Management, Inc., was formed in 1968 and manages and owns 77 properties in 11 states totaling over seven million sq. ft. with an estimated value of $1.5 billion. ACF Property Management, Inc. is based in Studio City, California and manages properties located in California, Colorado, Arizona, Texas, Kansas and Washington.
■	Sponsor. The sponsor and nonrecourse carve-out guarantor for this transaction is Alan C. Fox, the principal of ACF Property Management, Inc. Formed in 1968, ACF Property Management currently owns and controls 77 properties in 11 states totaling over seven million sq. ft. with an estimated value of $1.5 billion. The president of ACF, Alan C. Fox has more than 40 years of real estate experience and a net worth in excess of $245 million, with approximately $40.7 million in liquidity as of December 31, 2015. See also “Description of the Mortgage Pool-Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

118

590 Farrington Highway Kapolei, HI 96707	Collateral Asset Summary – Loan No. 14 Marketplace at Kapolei	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,613,000 75.0% 1.56x 10.2%

Mortgage Loan Information
Loan Seller:	SG
Loan Purpose:	Refinance
Sponsors(1):	Various
Borrowers:	Kapolei Marketplace, LLC; Kapolei-57, LLC
Original Balance:	$22,613,000
Cut-off Date Balance:	$22,613,000
% by Initial UPB:	2.7%
Interest Rate(2):	4.8500%
Payment Date:	1st of each month
First Payment Date:	June 1, 2016
Maturity Date:	May 1, 2046
Anticipated Repayment Date(2):	May 1, 2026
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(3):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$94,449	$23,612
Insurance:	$13,750	$2,292
Replacement:	$1,550	$1,550
TI/LC(4):	$5,475	$5,475
Ground Rent(5):	$0	$30,958
Free Rent:	$49,650	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$353
Balloon Balance / Sq. Ft.:	$324
Cut-off Date LTV:	75.0%
Balloon LTV:	69.0%
Underwritten NOI DSCR(6):	1.62x
Underwritten NCF DSCR(6):	1.56x
Underwritten NOI Debt Yield:	10.2%
Underwritten NCF Debt Yield:	9.9%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Shadow Anchored Retail
Collateral(5):	Leasehold
Location:	Kapolei, HI
Year Built / Renovated:	2002 / NAP
Total Sq. Ft.:	64,150
Property Management:	Cynthia Lau; Pacific Property Group Inc.
Underwritten NOI(7):	$2,315,265
Underwritten NCF:	$2,230,966
Appraised Value:	$30,150,000
Appraisal Date:	December 21, 2015

Historical NOI(7)
Most Recent NOI:	$2,204,045 (T-12 February 29, 2016)
2015 NOI:	$2,199,963 (December 31, 2015)
2014 NOI:	$2,397,242 (December 31, 2014)
2013 NOI:	$2,108,237 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	98.1% (February 29, 2016)
2015 Occupancy:	93.0% (December 31, 2015)
2014 Occupancy:	94.8% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
(1)	The nonrecourse carve-out guarantors and sponsors are: Sam Rahim Siam; Sam Rahim Siam and Shekofeh E. Ahari, as trustees of the Sam and Shekofeh Siam Revocable Trust u/d/t April 5, 2001; Behzad Bandari; Behzad Bandari, as trustee of the Behzad Bandari Revocable Trust, u/d/t dated September 10, 2001, joint and several.
(2)	After the anticipated repayment date, interest on the unpaid principal balance will accrue at the adjusted interest rate, a rate per annum equal to the greater of (i) 4.8500% plus two percentage points or (ii) the treasury rate plus five percentage points, from and including the anticipated repayment date.
(3)	Cash management will commence upon the occurrence of (i) the anticipated repayment date, (ii) a default or an event of default or (iii) the failure of the borrowers to maintain the debt service coverage ratio of at least 1.20x as of the end of any calculation date. A cash management period as described in clause (iii) will end at such time that the debt service coverage is at least equal to 1.20x at the end of each of two consecutive calculation dates.
(4)	The TI/LC reserve is subject to a $200,000 cap.
(5)	The Marketplace at Kapolei property is subject to a ground lease with an expiration date of October 21, 2046 and two five-year renewal options. The current annual ground rent is $371,495 which increases approximately 14.5% every five years through 2031.
(6)	Based on the amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.08x and 2.01x, respectively.
(7)	The increase in Underwritten NOI is largely due to forward starting rent for Orange Theory Fitness effective October 1, 2016 and rent steps through February 1, 2017.

TRANSACTION HIGHLIGHTS
■	Retail Location. The property is located along Farrington Highway, where the average daily traffic count is approximately 24,772 vehicles. This retail corridor is the home to several national retailers and restaurants including Walmart, Target, Kmart, Starbucks, Chili’s, McDonald’s, and Outback Steakhouse. In addition, the property is shadow anchored by Safeway and is immediately adjacent to one of only two grocery-anchored centers in Kapolei.
■	Market and Demographics. Over the past 15 years, the EWA development plan district found within a three-mile radius of the property has experienced a population growth with a compound annual growth rate of 2.8%, compared to an overall compound growth rate of 0.9% for the entire island of Oahu. Median household income within a three-mile radius of the property is $95,653, which exceeds the median household income of Honolulu county. According to a market statistics provider, the submarket reported an average rental rate of $48.37 per sq. ft. triple-net, a 10.7% increase from the prior year. Submarket vacancy was reported at 2.4% in Q4 2015 and average vacancy has remained below 5.0% since Q4 2013.
■	Occupancy history and tenant retention. As of February 29, 2016, the property is 98.1% leased to 38 tenants. The Property has experienced strong occupancy with an average occupancy above 94% over the last four years. As of February 2016, 26 of the 38 retail tenants (excluding the space occupied by the property manager) had renewed their leases at least once. Further, 18 tenants, who occupy 49.9% of the net rentable area, have been in occupancy at the property for more than 10 years.
■	Experienced sponsorship. The current sponsorship group has owned the property for over 10 years. Mr. Siam and Mr. Bandari have over 53 years of real estate investment experience. As of December 2015, the sponsors reported a combined net worth of $71.3 million and liquidity of approximately $3.53 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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VA, PA	Collateral Asset Summary – Loan No. 15 GSP MHP Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,723,756 72.9% 1.32x 8.4%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Frank T. Perano
Borrowers:	Northwood Manor Management, LLC; Grayson Village Management, LLC; Pleasant Hills Management, LLC
Original Balance:	$21,940,000
Cut-off Date Balance:	$21,723,756
% by Initial UPB:	2.6%
Interest Rate:	4.7235%
Payment Date:	6th of each month
First Payment Date:	October 6, 2015
Maturity Date:	September 6, 2025
Amortization:	360 months
Additional Debt:	None
Call Protection(1):	L(32), D(85), O(3)
Lockbox / Cash Management(2):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$86,486	$21,621
Insurance(3):	$0	Springing
Replacement:	$0	$2,288
Required Repairs:	$18,875	NAP

Financial Information
Cut-off Date Balance / Pad:	$35,438
Balloon Balance / Pad:	$29,159
Cut-off Date LTV:	72.9%
Balloon LTV:	60.0%
Underwritten NOI DSCR:	1.34x
Underwritten NCF DSCR:	1.32x
Underwritten NOI Debt Yield:	8.4%
Underwritten NCF Debt Yield:	8.3%

Property Information
Single Asset / Portfolio:	Portfolio of three properties
Property Type:	Manufactured Housing Community
Collateral:	Fee Simple
Location:	VA, PA
Year Built / Renovated:	1970 / 2004, 2015
Total Pads:	613
Property Management:	GSP Management Co.; York Community Management
Underwritten NOI:	$1,830,996
Underwritten NCF:	$1,803,546
Appraised Value:	$29,810,000
Appraisal Date:	June - July, 2015

Historical NOI
Most Recent NOI:	$1,908,850 (December 31, 2015)
2014 NOI:	$1,774,015 (December 31, 2014)
2013 NOI:	$1,763,150 (December 31, 2013)
2012 NOI:	$1,720,355 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	78.6% (December 2015 - January 2016)
2014 Occupancy:	79.4% (December 31, 2014)
2013 Occupancy:	79.7% (December 31, 2013)
2012 Occupancy:	81.0% (December 31, 2012)
(1)	After the expiration of the lockout period, the borrowers may obtain the release of a property upon a bona fide third-party sale provided, among other things, (i) the borrower partially defeases in an amount equal to the greater of (a) 120.0% of the allocated loan amount for such property and (b) 100.0% of the net sales proceeds, (ii) after giving effect to such release, (a) the DSCR of the remaining properties is no less than the greater of (x) 1.30x and (y) the DSCR immediately prior to the release and (b) the loan to value ratio of the remaining properties is no more than the lesser of (x) 75.0% and (y) the loan to value ratio immediately prior to the release and (iii) the Grayson Village MHP may not be released until after the release of both Northwood Manor MHP and Pleasant Hills MHP properties.
(2)	In place cash management will be triggered upon the occurrence of (i) an event of default, (ii) any bankruptcy action of the borrowers, principal, guarantor or property manager, or (iii) failure by the borrowers, after the end of two calendar quarters to maintain a debt service coverage ratio of at least 1.10x until the DSCR is at least 1.25x for four consecutive calendar quarters.
(3)	The borrowers will be required to deposit 1/12 of the annual insurance premiums into the insurance account (i) upon an event of default, (ii) if an acceptable blanket insurance policy is no longer in place or (iii) if the borrowers fail to provide evidence of the payment of all insurance premiums.

TRANSACTION HIGHLIGHTS
■	Portfolio. GSP MHP Portfolio II is a portfolio of three manufactured housing communities located in Hamburg and York Haven, Pennsylvania and Dumfries, Virginia. The portfolio contains a total of 613 pads; 156 pads (99.4% occupied as of December 31, 2015) at the Grayson Village MHP property, 354 pads (71.8% occupied as of January 7, 2016) at the Pleasant Hills MHP property which was most recently renovated in 2015 and 103 pads (69.9% occupied as of January 7, 2016) at the Northwood Manor MHP property.
■	Market & Location. The Grayson Village MHP property is located in Dumfries, Virginia within Prince William County. The property is accessible via I-95, which is located less than a mile to the north. The town of Dumfries is located approximately 25 miles south of Washington D.C. and is in the Washington metropolitan area. Within a five-mile radius of the property, the population in 2015 was 130,236 and the median household income was $92,732. The Pleasant Hills MHP property is located in Hamburg, Pennsylvania, within the Reading, Pennsylvania statistical area. Within a five-mile radius of the Pleasant Hills MHP property, the 2015 population was 16,442 and the median household income was $55,841. The Northwood Manor MHP property is located in York Haven, Pennsylvania within the York-Hanover combined statistical area. As of the 2010 census, the York-Hanover combined statistical area had a population of 434,972. The property is approximately two miles from Intersection 83 which connects York Haven to Harrisburg in the north, and York in the south. York Haven is home to the Brunner Island coal-fired electrical generation plant which is located approximately five miles from the property.
■	Sponsor. Frank T. Perano has over 30 years of experience owning and operating manufactured housing communities. His portfolio consists of 73 properties throughout Pennsylvania and Delaware.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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